SEC Registration Nos.

2-76510 and 811-3416

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Post-Effective Amendment No. 52 XX

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 52 XX

The Calvert Fund

(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

Registrant's Telephone Number: (301) 951-4800

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

__ Immediately upon filing __ on (date)

pursuant to paragraph (b) pursuant to paragraph (b)

__ 60 days after filing _X_ on January 31, 2005

pursuant to paragraph (a) pursuant to paragraph (a)

of Rule 485. (with acceleration request)


Prospectus

Socially Responsible Funds

Calvert Social Investment Fund (CSIF)

-- Balanced Portfolio

-- Equity Portfolio

-- Enhanced Equity Portfolio

-- Bond Portfolio

-- Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Small Cap Value Fund

Calvert Mid Cap Value Fund

January 31, 2005

PROSPECTUS

January 31, 2005

About the Funds

Investment Objective, Strategy, Principal Risks, Past Performance

2 CSIF Balanced

7 CSIF Equity

10 Calvert Social Index Fund

14 CSIF Enhanced Equity

19 Calvert Large Cap Growth

23 Calvert Capital Accumulation

27 Calvert World Values International Equity

31 Calvert New Vision Small Cap

35 Calvert Small Cap Value Fund

37 Calvert Mid Cap Value Fund

39 CSIF Bond

46 CSIF Money Market

48 Fees and Expenses

64 Principal Investment Strategies and Risks

About Social Investing

76 Investment Selection Process

76 Socially Responsible Investment Criteria

80 High Social Impact Investments

81 Special Equities

81 Manager Discovery Program

82 Shareholder Advocacy and Social Responsibility

About Your Investment

82 About Calvert

83 Subadvisors and Portfolio Managers

87 Advisory Fees

88 How to Buy Shares

88 Getting Started

89 Choosing a Share Class

92 Calculation of CDSC/Waiver

93 Reduced Sales Charges (sales load breakpoints/discount)

96 Distribution and Service Fees

97 Next Step -- Account Application

99 Important -- How Shares are Priced

99 When Your Account Will be Credited

100 Other Calvert Features / Policies

(Exchanges, Market Timing Policy, Minimum Account Balance, etc.)

104 Dividends, Capital Gains and Taxes

106 How to Sell Shares

109 Financial Highlights

138 Exhibit A -- Service Fees and Other Arrangements with Dealers

CSIF Balanced

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal Investment Strategies

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The market prices of stocks or bonds decline

-- The individual stocks and bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct

-- For the fixed-income securities held in the Fund, the credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Balanced Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index and the Lehman U.S. Credit Index, widely recognized unmanaged indexes of common stock and bonds prices. It also shows the Fund's returns compared to the Lipper Balanced Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Balanced

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '98	12.42%
Worst Quarter (of periods shown)	Q3 '01	-10.58%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CSIF Balanced Class A:
Return before taxes	2.72%	-0.48%	7.17%
Return after taxes on distributions	2.41%	-1.52%	4.91%
Return after taxes on distributions
and sale of Fund shares	2.23%	-0.91%	5.03%
Russell 1000 Index	11.40%	-1.76%	12.16%
Lehman U.S. Credit Index	5.24%	8.63%	8.44%
Lipper Balanced Funds Average	7.93%	2.01%	9.09%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(3/31/98)
CSIF Balanced: Class B	1.78%	-0.74%	1.32%
Russell 1000 Index	11.40%	-1.76%	3.24%
Lehman U.S. Credit Index	5.24%	8.63%	7.07%
Lipper Balanced Funds Average	7.93%	2.01%	3.74%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

	1 year	5 years	10 years
CSIF Balanced: Class C	5.85%	-0.53%	6.54%
Russell 1000 Index	11.40%	-1.76%	12.16%
Lehman U.S. Credit Index	5.24%	8.63%	8.41%
Lipper Balanced Funds Average	7.93%	2.01%	9.09%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Equity

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '98	26.98%
Worst Quarter (of periods shown)	Q3 '98	-17.56%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CSIF Equity Class A:
Return before taxes	1.62%	3.51%	10.98%
Return after taxes on distributions	1.62%	3.16%	9.61%
Return after taxes on distributions
and sale of Fund shares	1.38%	2.88%	8.97%
S&P 500 Index	10.87%	-2.30%	12.07%
Lipper Multi-Cap Core Funds Average	11.05%	0.38%	11.16%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(3/31/98)
CSIF Equity: Class B	0.82%	3.41%	1.32%
S&P 500 Index	10.87%	-2.30%	2.94%
Lipper Multi-Cap Core Funds Average	11.05%	0.38%	4.03%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CSIF Equity: Class C	4.88%	3.66%	10.42%
S&P 500 Index	10.87%	-2.30%	12.07%
Lipper Multi-Cap Core Funds Average	11.05%	0.38%	11.16%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index™, which measures the investment return of large- and mid-capitalization stocks.

Principal investment strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in each stock in the Index in about the same proportion as represented in the Index itself.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2004, there were 627 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest companies. The Index is also reviewed quarterly to adjust for social criteria, sector weightings against the 40% limitation on exposure to any one sector, share adjustments, etc.

The socially responsible criteria are described in the section "Socially Responsible Investment Criteria." Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

PRINCIPAL RISKS

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

-- The stock market or the Calvert Social Index goes down

-- An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly.

-- The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index. It also shows the Fund's returns compared to the Lipper Large-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Calvert Social Index Fund

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q2 '03	16.13%
Worst Quarter (of periods shown)	Q3 '02	-17.76%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	Since Inception
		(6/30/00)
Calvert Social Index Fund Class A:
Return before taxes	2.61%	-6.57%
Return after taxes on distributions	2.46%	-6.72%
Return after taxes on distributions
and sale of Fund shares	2.22%	-5.55%
Calvert Social Index Fund: Class B	1.63%	-6.88%
Calvert Social Index Fund: Class C	5.64%	-6.47%
Calvert Social Index	8.55%	-19.96%
Lipper Large-Cap Core Funds Avg.	7.79%	-4.13%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $11 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and momentum of market sentiment. These three measures are combined to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

-- The stock market or the Russell 1000 Index goes down

-- The individual stocks in the Fund or the enhanced equity modeling portfolio do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The Fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Index

The Subadvisor expects the annual tracking error, relative to the return of the Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

CSIF Enhanced Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows the performance of the Class A shares for each calendar year. The table compares the Fund's performance over time to that of the Russell 1000 Index, a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Large-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Enhanced Equity

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown) Q4 '99 14.59%

Worst Quarter (of periods shown) Q3 '02 -16.05%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since Inception
			(4/15/98)
CSIF Enhanced Equity Class A:
Return before taxes	4.25%	-1.75%	2.50%
Return after taxes on distributions	4.18%	-1.79%	2.44%
Return after taxes on distributions
and sale of Fund shares	3.60%	-1.49%	2.13%
Russell 1000 Index	11.40%	-1.76%	3.04%
Lipper Large-Cap Core Funds Avg.	7.79%	-3.45%	*

* For comparison purposes to Lipper, performance as of 4/30/98 is as follows: Class A return before taxes is 2.94%; Class A return after taxes on distributions is 2.60%; Class A return after taxes on distributions and sale of Fund shares is 2.26%; and Lipper Large-Cap Core Funds Average is 1.43%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since Inception
			(4/15/98)
CSIF Enhanced Equity: Class B	3.42%	-2.05%	2.11%
Russell 1000 Index	11.40%	-1.76%	3.04%
Lipper Large-Cap Core Funds Avg.	7.79%	-3.45%	*

* For comparison purposes to Lipper, performance as of 4/30/98 is as follows: Class B is 2.56%; and Lipper Large-Cap Core Funds Average is 1.43%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)
(with maximum sales charge deducted)
	1 year	5 years	Since Inception
			(6/1/98)
CSIF Enhanced Equity: Class C	7.46%	-1.84%	2.73%
Russell 1000 Index	11.40%	-1.76%	3.50%
Lipper Large-Cap Core Funds Avg.	7.79%	-3.45%	*

* For comparison purposes to Lipper, performance as of 6/30/98 is as follows: Class C is 2.05%; and Lipper Large-Cap Core Funds Average is 1.34%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Large Cap Growth

Investment Objective

Calvert Large Cap Growth Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks of companies which meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500 Index. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

A secondary portfolio strategy is the use of exchange-traded, "traditional" stock index options and futures. These investments help to keep the long-term average market risk of the Fund roughly equal to the market itself. At any one point in time however, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; it does not try to leverage overall market risk in the long term.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The use of stock index futures and options could add to, rather than decrease, risk

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Large Cap Growth Performance*

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Multi-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. Class A, B and C shares have an actual inception date of 10/31/00. However, Class I Shares (not offered in this prospectus) have an inception date of 8/5/94. In the bar chart, and in the table Class A return before and after taxes, performance results before 10/31/00 are for Class I. Class I shares did not have Rule 12b-1 fees and performance of the Class A would have been lower if Rule 12b-1 fees of Class A had been reflected. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's classes of shares offered by this prospectus will differ from the returns shown in the bar chart, depending upon the expenses of that class and any applicable sales charge. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

* Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway.

Calvert Large Cap Growth

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '99	40.66%
Worst Quarter (of periods shown)	Q1 '01	-23.01%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years

Calvert Large Cap Growth Fund Class A:
Return before taxes	11.12%	-3.80%	12.59%
Return after taxes on distributions	11.08%	-4.32%	11.91%
Return after taxes on distributions
and sale of Fund shares	9.42%	-3.40%	10.94%
S&P 500 Index	10.87%	-2.30%	12.07%
Lipper Multi-Cap Growth Funds Avg.	10.71%	-7.51%	10.42%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	Since
		Inception
		(10/31/00)
Calvert Large Cap Growth Fund
Class B	10.56%	-3.55%
S&P 500 Index	10.87%	-2.32%
Lipper Multi-Cap Growth Funds Avg.	10.71%	-9.23%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	Since
		Inception
		(10/31/00)
Calvert Large Cap Growth Fund
Class C	14.55%	-3.00%
S&P 500 Index	10.87%	-2.32%
Lipper Multi-Cap Growth Funds Avg.	10.71%	-9.23%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Capital Accumulation

Objective

Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines mid-cap companies as those within the range of market capitalizations of the Russell MidCap Growth Index. Most companies in the Index have a capitalization of $500 million to $15 billion. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Capital Accumulation Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Growth Index. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Capital Accumulation

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '98	25.03%
Worst Quarter (of periods shown)	Q3 '01	-24.88%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
Capital Accumulation Class A:
Return before taxes	3.33%	-1.61%	8.74%
Return after taxes on distributions	3.32%	-2.41%	7.52%
Return after taxes on distributions
and sale of Fund shares	2.82%	-1.62%	7.18%
Russell Midcap Growth Index	15.48%	-3.36%	11.23%
Lipper Mid-Cap Growth Funds Avg.	12.78%	-3.41%	7.80%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(3/31/98)
Capital Accumulation: Class B	2.57%	-1.70%	1.20%
Russell Midcap Growth Index	15.48%	-3.36%	4.47%
Lipper Mid-Cap Growth Funds Avg.	12.78%	-3.41%	4.03%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
Capital Accumulation: Class C	6.55%	-1.45%	8.28%
Russell Midcap Growth Index	15.48%	-3.36%	11.23%
Lipper Mid-Cap Growth Funds Avg.	12.78%	-3.41%	9.80%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert World Values

International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests primarily in non-U.S. large cap stocks using a core investment approach. The Fund will generally hold stocks of companies from the constituent countries of the Morgan Stanley Capital International (MSCI) EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index.

No more than 5% of the Fund's net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock markets go down (including markets outside the U.S.)

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar

-- Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CWVF International Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the MSCI EAFE Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CWVF International Equity

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '99	20.38%
Worst Quarter (of periods shown)	Q3 '01	-17.17%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CWVF International Equity Class A:
Return before taxes	11.70%	-4.74%	4.69%
Return after taxes on distributions	11.57%	-5.09%	3.72%
Return after taxes on distributions
and sale of Fund shares	9.92%	-4.06%	3.60%
MSCI EAFE Index GD	20.70%	-0.80%	5.94%
Lipper International Multi-Cap Core
Funds Average	18.75%	-1.32%	6.59%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(3/31/98)
CWVF International Equity: Class B	10.97%	-5.21%	-0.17%
MSCI EAFE Index GD	20.70%	-0.80%	3.75%
Lipper International Multi-Cap Core
Funds Average	18.75%	-1.32%	3.35%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CWVF International Equity: Class C	15.37%	-4.76%	4.13%
MSCI EAFE Index GD	20.70%	-0.80%	5.94%
Lipper International Multi-Cap Core
Funds Average	18.75%	-1.32%	6.59%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert New Vision Small Cap

Objective

New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- Prices of small-cap stocks may respond to market activity differently than larger more established companies and can be more volatile than that of larger issuers

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

New Vision Small Cap Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

New Vision Small Cap

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q4 '99	23.57%
Worst Quarter (of periods shown)	Q3 '98	-21.82%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(1/31/97)
New Vision Small Cap Class A:
Return before taxes	3.84%	5.91%	5.12%
Return after taxes on distributions	3.36%	4.94%	4.50%
Return after taxes on distributions
and sale of Fund shares	3.26%	4.53%	4.08%
Russell 2000 Index	18.33%	6.61%	8.82%
Lipper Small-Cap Core Funds Avg.	18.34%	10.33%	10.19%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(3/31/98)
New Vision Small Cap: Class B	3.04%	5.73%	4.50%
Russell 2000 Index TR	18.33%	6.61%	5.96%
Lipper Small-Cap Core Funds Avg.	18.34%	10.33%	7.33%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(1/31/97)
New Vision Small Cap: Class C	7.16%	6.05%	4.95%
Russell 2000 Index TR	18.33%	6.61%	8.82%
Lipper Small-Cap Core Funds Avg.	18.34%	10.33%	10.19%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes)will be invested in the common stocks of small companies, which Calvert quantifies as having a market capitalization of $2 billion or less at the time of initial purchase. The Fund identifies the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and what it views as the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down.

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-- Prices of small-cap stocks may respond to market activity differently than larger more established companies, and can be more volatile than that of larger issuers.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Small Cap Value Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

Calvert Mid Cap Value

Objective

The Fund will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies within the range of market capitalizations of the Russell MidCap Value Index where companies have a capitalization of $300 million to $15 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell MidCap Value Index, which has the market capitalization range stated above as of September 10, 2004. The Russell MidCap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell MidCap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell MidCap Value Index will cause the Advisor's universe of stocks and range of market capitalizations to change accordingly. The Advisor may also purchase companies outside of the Russell MidCap Value Index.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the Advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down.

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result.

-- The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-- The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Mid Cap Value Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities of any quality, with at least 65% of its net assets in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by U.S. corporations, U.S. municipalities and U.S. Agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Bond Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

CSIF Bond

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q1 '01	7.68%
Worst Quarter (of periods shown)	Q2 '04	-1.89%

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	10 years
CSIF Bond Class A:
Return before taxes	1.97%	7.06%	7.15%
Return after taxes on distributions	1.24%	6.33%	6.63%
Return after taxes on distributions
and sale of Fund shares	1.76%	6.32%	6.61%
Lehman U.S. Credit Index	5.24%	8.63%	8.41%
Lipper Corporate Debt Funds
A-Rated Average	4.09%	6.99%	7.14%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since Inception
			(3/31/98)
CSIF Bond: Class B	1.02%	6.88%	5.51%
Lehman U.S. Credit Index	5.24%	8.63%	7.07%
Lipper Corporate Debt Funds
A-Rated Average	4.09%	6.99%	5.66%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (as of 12--31--04)

(with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(6/1/98)
CSIF Bond: Class C	4.03%	6.79%	5.33%
Lehman U.S. Credit Index	5.24%	8.63%	6.93%
Lipper Corporate Debt Funds
A-Rated Average	4.09%	6.99%	*

For comparison purposes to Lipper, performance for Class C as of 6/30/98 is 5.35%; and the performance for the Lipper Corporate Debt Funds A-Rated Average is 5.49%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Money Market

Objective

CSIF Money Market seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests in high quality, money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. All investments must comply with the SEC money market fund requirements.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates, and or sudden credit deterioration of a holding could cause the value to decrease. Note: securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

The Fund limits the amount it invests in any one issuer to try to lessen its exposure.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CSIF Money Market Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's returns over time to the Lipper Money Market Instrument Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

CSIF Money Market

Year-by-Year Total Return

Best Quarter (of periods shown)	Q4 '00	1.48%
Worst Quarter (of periods shown)	Q1 '04	0.08%

Average Annual Total Returns (as of 12--31--04)

	1 year	5 years	10 years
CSIF Money Market	0.64%	2.33%	3.61%
Lipper Money Market Instrument
Funds Average	0.60%	2.22%	3.63%

For current yield information, call 800-368-2745, or visit Calvert's website at www.calvert.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

CSIF Balanced

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.23%	1.00%	1.00%
Other expenses	0.32%	0.57%	0.52%
Total annual fund operating expenses	1.25%	2.27%	2.22%
CSIF Equity

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.30%	0.39%	0.33%
Total annual fund operating expenses	1.25%	2.09%	2.03%

CSIF Enhanced Equity

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Low balance fee
(applies only to Enhanced Equity	$15/year	$15/year	$15/year
regular accounts under $5,000 and IRA
accounts under $1,000)

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.43%	0.62%	0.59%
Total annual fund operating expenses	1.43%	2.37%	2.34%

Calvert Large Cap Growth

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Low balance fee	$15/year	$15/year	$15/year
(applies only to Large Cap
Growth for all accounts under $1,000)

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.01%	1.01%	1.01%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.59%	0.75%	0.73%
Total annual fund operating expenses	1.85%	2.76%	2.74%
Fee waiver and/or expense reimbursement7	(0.24%)	(0.15%)	(0.13%)
Net expenses8, 9	1.61%	2.61%	2.61%

Calvert Social Index Fund

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Low balance fee
(applies only to Calvert Social Index
Fund for regular accounts under $5,000;	$15/year	$15/year	$15/year
IRA accounts under $1,000)

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.78%	1.16%	1.01%
Total annual fund operating expenses	1.48%	2.61%	2.46%
Fee waiver and/or expense reimbursement7	(0.73%)	(0.86%)	(0.71%)
Net expenses8	0.75%	1.75%	1.75%

Calvert Capital Accumulation

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%
Other expenses	0.48%	0.70%	0.65%
Total annual fund operating expenses	1.73%	2.60%	2.55%

CWVF International Equity

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.10%	1.10%	1.10%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.62%	1.04%	0.75%
Total annual fund operating expenses	1.97%	3.14%	2.85%
Calvert New Vision Small Cap

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.44%	0.58%	0.49%
Total annual fund operating expenses	1.69%	2.58%	2.49%

Calvert Small Cap Value Fund

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.78%	0.98%	0.98%
Total annual fund operating expenses	2.03%	2.98%	2.98%
Fee waiver and/or expense reimbursement7	(0.34%)	(0.29%)	(0.29%)
Net expenses8	1.69%	2.69%	2.69%

Calvert Mid Cap Value Fund

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.78%	0.98%	0.98%
Total annual fund operating expenses	1.93%	2.88%	2.88%
Fee waiver and/or expense reimbursement7	(0.34%)	(0.29%)	(0.29%)
Net expenses8	1.59%	2.59%	2.59%

CSIF Bond

Shareholder Fees
(fees paid directly from your account)	Class A	Class B	Class C
Maximum sales charge (load)
imposed on purchases	3.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	4%5	1%3
or redemption proceeds,
whichever is lower)

Redemption fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase.

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.20%	1.00%	1.00%
Other expenses	0.34%	0.44%	0.42%
Total annual fund operating expenses	1.19%	2.09%	2.07%

CSIF Money Market

Shareholder Fees
(fees paid directly from your account)	Class O
Maximum sales charge (load) imposed on purchases	None
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or redemption	None
proceeds, whichever is lower)

Low balance fee	$3/mo.
(for accounts under $1,000)

Annual Fund Operating Expenses6
(deducted from fund assets)
Management fees	0.50%
Distribution and service (12b-1) fees	--
Other expenses	0.41%
Total annual fund operating expenses	0.91%
Fee waiver and/or expense reimbursement7	(0.035%)
Net Expenses8	0.875%

Explanation of Fees and Expenses Table

1 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares" -- Class A).

2 A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. Class B shareholders in CSIF Equity who acquired their shares pursuant to the reorganization of the Delaware Social Awareness Fund are subject to a different Class B contingent deferred sales charge schedule. See "How to Buy Shares/Choosing a Share Class/Class B" and "Calculation of Contingent Deferred Sales Charge."

3 A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge."

4 The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Fund. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

5 A contingent deferred sales charge is imposed on the proceeds of Class B shares of CSIF Bond redeemed within 4 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 4% in the first year that shares are held, to 3% in the second, 2% in the third year, and 1% in the fourth year. There is no charge on redemptions of Class B shares held for more than four years. See "Calculation of Contingent Deferred Sales Charge."

6 Expenses are based on expenses for the Fund's most recent fiscal year unless otherwise noted. Expenses for Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund are based on estimates for the upcoming fiscal year. Management fees include the Subadvisory fees paid by the Advisor ("Calvert"), or in the case of Calvert Large Cap Growth, the Fund, to the Subadvisors, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index.

7 Calvert has agreed to contractually limit net annual fund operating expenses through January 31, 2006. Net operating expenses will not exceed the following: for CSIF Money Market, 0.875%; for Calvert Social Index Fund, 0.75% for Class A, 1.75% for Class B, and 1.75% for Class C; for CSIF Enhanced Equity, 2.50% for Class B and 2.50% for Class C; for Calvert Large Cap Growth, 1.50% for Class A, 2.50% for Class B, and 2.50% for Class C; for Calvert Small Cap Value Fund, 1.69% for Class A, 2.69% for Class B, and Class C; and for Calvert Mid Cap Value Fund, 1.59% for Class A, 2.59% for Class B and Class C. The example on the following page reflects these expense limits but only through the contractual date. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses (for instance, reorganization expenses), performance fee adjustments, taxes and capital items (for instance, real property). Each Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses, after fee waivers.

8 The contractual expense cap is shown as "Net expenses". Normally, this is the maximum amount of operating expenses that may be charged to the Fund through January 31, 2006, subject to the qualifications discussed above in Footnote 7. Only the Board of Directors/Trustees of the Fund may terminate the waiver.

9 The contractual expense cap is exclusive of any performance fee adjustment. The amounts shown in the table reflects a positive 0.11% performance fee adjustment.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

-- You invest $10,000 in the Fund for the time periods indicated;

-- Your investment has a 5% return each year; and

-- The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years		Class A	Class B (with redemption)	Class B (no redemption)	Class C (with redemption)	Class C (no redemption)
Investment is Held
CSIF Balanced
	1	$596	$730	$230	$325	$225
	3	853	1,109	709	694	694
	5	1,129	1,415	1,215	1,190	1,190
	10	1,915	2,348	2,348	2,554	2,554
CSIF Equity
	1	596	712	212	306	206
	3	853	1,055	655	637	637
	5	1,129	1,324	1,124	1,093	1,093
	10	1,915	2,206	2,206	2,358	2,358
Calvert Social Index Fund
	1	548	678	178	278	178
	3	852	1,130	730	699	699
	5	1,178	1,508	1,308	1,247	1,247
	10	2,100	2,603	2,603	2,743	2,743
CSIF Enhanced Equity
	1	614	740	240	337	237
	3	906	1,139	739	730	730
	5	1,219	1,465	1,265	1,250	1,250
	10	2,107	2,472	2,472	2,676	2,676
Calvert Large Cap Growth
	1	631	764	264	364	264
	3	1,007	1,242	842	838	838
	5	1,407	1,646	1,446	1,438	1,438
	10	2,522	2,860	2,860	3,061	3,061

		Class A	Class B (with redemption)	Class B (no redemption)	Class C (with redemption)	Class C (no redemption)

Capital Accumulation
	1	$642	$763	$263	$358	$258
	3	994	1,208	808	794	794
	5	1,369	1,580	1,380	1,355	1,355
	10	2,419	2,723	2,723	2,885	2,885
CWVF International Equity
	1	665	817	317	388	288
	3	1,064	1,369	969	883	883
	5	1,487	1,845	1,645	1,504	1,504
	10	2,662	3,177	3,177	3,176	3,176

Calvert New Vision Small Cap
	1	639	761	261	352	252
	3	982	1,202	802	776	776
	5	1,349	1,570	1,370	1,326	1,326
	10	2,378	2,698	2,698	2,826	2,826
Calvert Small Cap Value Fund
	1	639	772	272	372	272
	3	1,050	1,294	894	894	894

Calvert Mid Cap Value Fund
	1	629	762	262	362	262
	3	1,021	1,265	865	865	865

CSIF Bond
	1	492	612	212	310	210
	3	739	855	655	649	649
	5	1,005	1,124	1,124	1,114	1,114
	10	1,764	1,978	1,978	2,400	2,400

CSIF Money Market (Class O)
	1	$89
	3	287
	5	500
	10	1,116

Principal Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the following table shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J Fund currently uses as a principal investment strategy

q Permitted, but not a principal investment strategy

(% of assets allowable, if restricted)

8 Not permitted

xN Allowed up to x% of Fund's net assets

xT Allowed up to x% of Fund's total assets

NA Not applicable to this type of fund

A CSIF Money Market

B CSIF Bond

C Calvert Mid Cap Value

D Calvert Small Cap Value

E Calvert New Vision Small Cap

F CWVF International Equity

G Capital Accumulation

H Calvert Large Cap Growth

I CSIF Enhanced Equity

K Calvert Social Index Fund

L CSIF Equity

M CSIF Balanced

Investment Practices	A	B	C	D	E	F	G	H	I	K	L	M

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	q	q	J	NA

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	q	q	NA

Conventional Securities
Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	J	J	NA	NA

Conventional Securities (cont'd)

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. and not listed on any U.S. exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25N	25N	5N1	8	10N	25N	J	15T2	10N	10N	25N	NA

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	NA	q	q	q	J	J	q	NA	NA

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	NA	NA	q	q	q	q	q	q	J	NA

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	20N3	20N3	NA	NA	20N	10N3	5N3	5N3	q	q	35N3	NA

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	NA	q	q	q	q	q	q	J	J4

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	10N

Conventional Securities (cont'd)

Initial Public Offerings ("IPOs"). IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund's stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

	q	q	NA	NA	q	q	q	q	q	q	NA	8

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	NA	NA	q	q	q	q	q	q	J	J4

Mortgage-backed securities. Securities are backed by pools of mortgages, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	NA	NA	q	q	q	q	q	q	J	q4

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q	q	NA	NA	q	q	q	q	q	q	q	q4

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	NA	NA	q	5T	5T	8	q	q	q	NA

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5T5	5T5	5T5	5T5	5T5	5T5	5T5	5T5	5T5	5T5	5T5	NA

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5N6	5N6	5N6	5N6	5N6	5N6	5N6	5N6	5N6	5N6	5N6	NA

Structured securities. Indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities, and others. These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Risks: Credit, Interest Rate, Extension, Prepayment, Market, Leverage, Liquidity and Correlation.

	q	NA	NA	NA	NA	q	NA	NA	NA	NA	q	NA

1 Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the Index. The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2 New Vision Small Cap may invest only in American Depository Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on U.S. exchanges. See the SAI.

3 Excludes any high social impact investments. 4 Must be money-market eligible under SEC Rule 2a-7.

4 Must be money-market eligible under SEC Rule 2a-7.

5 Based on net premium payments.

6 Based on initial margin required to establish position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales). These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Investment Risk Type

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current, market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

Index funds are not actively managed by investment advisors who buy and sell securities based on research and analysis in an attempt to outperform a particular benchmark or the market as a whole. Rather, index funds simply attempt to mirror what the target index does, for better or for worse. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds, by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for all Funds must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets that Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value:

The Funds seek to invest in companies that:

-- Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

-- Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

-- Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-- Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-- Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-- Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

-- Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Funds seek to avoid investing in companies that:

-- Are the subject of serious labor related actions by federal, state or local regulatory agencies.

-- Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-- Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

-- Have a pattern and practice of violating the rights of indigenous peoples.

-- Have harmful or unethical business practices.

-- Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-- Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

-- Manufacture tobacco products.

-- Are significantly involved in the manufacture of weapons.

-- Are significantly involved in the manufacture of alcoholic beverages.

-- Have direct involvement in gambling operations.

-- Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert World Values International Equity

The spirit of CWVF International Equity's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities. Due to these factors, the CWVF International Equity social investment standards are less stringent than those of CSIF.

CWVF International Equity seeks to invest in companies that:

-- Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.

-- Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.

-- Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-- Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-- Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-- Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

-- Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

CWVF International Equity seeks to avoid investing in companies that:

-- Directly contribute to the systematic denial of basic human rights.

-- Demonstrate a pattern of employing forced, compulsory or child labor.

-- Have poor environmental records, do not comply with local environmental regulations or, in Calvert's judgment, significantly contribute to environmental problems, regardless of local compliance; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-- Have poor corporate governance or engage in harmful or unethical business practices.

-- Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-- Derive more than 10% of revenues from the production of weapons systems.

-- Derive more than 10% of revenues from the production of tobacco or alcohol products.

Special Investment Programs

As part of Calvert's and our shareholders' ongoing commitment to providing and fostering innovative initiatives, certain of the Funds invest a small percentage of their respective assets in special investment programs -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.

High Social Impact Investments

CSIF Balanced, Bond and Equity, Calvert World Values International Equity, Capital Accumulation, New Vision Small Cap, Calvert Social Index Fund, Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity and CSIF Bond, Calvert Social Index Fund, Large Cap Growth, New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, the Funds believe that these investments have a significant social return through their impact in our local communities. High Social Impact Investments are valued under the direction of the Funds' Boards.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. For this reason, the Fund limits the amount of such investments to only 1% of Fund assets, and will not engage in this program until reaching $50 million in assets.

Special Equities

CSIF Balanced, CSIF Equity, Calvert World Values International Equity, and Capital Accumulation each have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction of the Funds' Boards. The Calvert Social Index Fund may engage in this program upon reaching $50 million in assets. Special Equities investments are limited to only 1% of the Calvert Social Index Fund's assets, and to 10% of the assets of each of CSIF Balanced, CSIF Equity, CWVF International Equity, and Capital Accumulation.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of the CSIF Balanced Portfolio. The program allocates up to 5% of the CSIF Balanced Portfolio assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the equity portion of CSIF Balanced Portfolio. The Manager Discovery Program brings a dynamic new perspective to the Portfolio, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2004, Calvert had over $10 billion in assets under management.

Steven Falci serves as Calvert's Chief Investment Officer, Equities, and oversees the investment strategy and management of all Calvert equity and balanced portfolios. This is Mr. Falci's 18th year in the securities industry. Catherine Roy serves as Calvert's Chief Investment Officer, Fixed Income and oversees the investment strategy and management of Calvert fixed income portfolios. This is Ms. Roy's 18th year in the securities industry. Calvert uses a team approach to its management of the fixed-income portfolios. Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager. Matt Nottingham, CFA, is also a member of the fixed-income management team. Mr. Nottingham has 9 years of experience as an analyst, trader, and portfolio manager.

Subadvisors and Portfolio Managers

Brown Capital Management, Inc.; 1201 North Calvert Street, Baltimore, Maryland 21202, has managed part of the equity investments of Capital Accumulation since 1994. In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation. He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company.

SSgA Funds Management, Inc (SSgA FM); One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM has managed equity assets in CSIF Balanced since March 2002 and CSIF Enhanced Equity since its inception in 1998.

SSgA FM's portfolio management team for both CSIF Enhanced Equity and CSIF Balanced is headed by senior portfolio manager, Arlene Rockefeller, CFA. Arlene is a Senior Principal of State Street Global Advisors and heads the Global Enhanced Equities Group. Arlene specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Arlene is a member of the SSgA Investment Committee, the Investment Board of the Tuckerman Group, and a member of the Senior Management Group. Arlene joined SSgA in 1982 with 5 years of experience in investment research.

Arlene holds a Bachelors degree in Statistics and a Masters degree in Informational Science from the University of Chicago. She also holds a Masters of Business Administration degree, with honors, from Boston University and is a Chartered Financial Analyst.

Atlanta Capital Management Company, L.L.C.; Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Grantham, Mayo, Van Otterloo & Co. LLC (GMO); 40 Rowes Wharf, Boston, Massachusetts, 02110 has managed the Calvert World Values International Equity Fund since 2002.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio. Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

Awad Asset Management, Inc. (Awad); 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Bridgeway Capital Management, Inc.; 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed the Calvert Large Cap Growth Fund (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994.

John Montgomery, founder and President of Bridgeway Capital Management, Inc., is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. Mr. Montgomery began applying these methods to his own investments in 1985. He left the transportation industry at the end of 1991 to perform full time research on his investment models.

World Asset Management, a division of Munder Capital Management; 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. It has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the Fund since inception.

Profit Investment Management; 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, has managed a portion of the equity assets of CSIF Balanced since late 2002. Profit is a part of Calvert's Manager Discovery Program.

Eugene A. Profit founded Profit Investment Management in 1996. He serves as president and chief investment officer, as well as portfolio manager of the Profit Value Fund. He holds a BA in economics from Yale University.

New Amsterdam Partners LLC; 475 Park Avenue South, 20th Floor, New York, New York 10016. Since June 30, 2004, New Amsterdam Partners LLC has managed a portion of the equity assets of CSIF Balanced.

The portfolio management team is headed by the firm's founder and majority owner, Michelle Clayman, CFA. Ms. Clayman founded the firm in 1986. Prior to starting the firm she was employed by Salomon Brothers as a Vice President and Supervisory Analyst in the Equity Research Department. She holds a degree in Philosophy, Politics and Economics from Oxford and an MBA from Stanford. She is also an active member of the Society of Quantitative Analysts and the Institute of Chartered Financial Analysts.

Nathaniel Paull, CFA, is a Senior Portfolio Manager who has been a member of the investment team since 1996. Mr. Paull earned a B.A. in Economics from the University of Hartford and an MBA in Finance from New York University. Prior to joining the firm, Mr. Paull was a portfolio manager at Brown Brothers Harriman & Co.

Union Heritage Capital Management, LLC; 211 West Fort Street, Suite 615, Detroit, Michigan, 48226. Union Heritage Capital Management, LLC has managed a portion of the equity assets of CSIF Balanced Portfolio since mid-2004. Union Heritage is part of Calvert's Manager Discovery Program.

Derek T. Batts, JD, leads the portfolio management team and is chair of the Investment Policy Committee. Mr. Batts founded the firm in 1990. Prior to starting the firm, Mr. Batts was Vice-President and Chief Financial Officer of K.B. & A., a financial consulting firm. Mr. Batts is a founder and shareholder of SBK-Brooks Investment Corp., an institutional brokerage and investment banking firm.

Channing Capital Management, LLC; 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed Small Cap Value and Mid Cap Value since their inception in October 2004.

Eric Taylor McKissack heads the portfolio management team for both Small Cap Value and Mid Cap Value. He is a co-founder, Chairman of the Board, President, Chief Executive Office and Chief Investment Officer of Channing Capital, which was launched in January 2004. Mr. McKissack received his BS degree in Management from the Massachusetts Institute of Technology and attended the graduate business program at the University of California at Berkeley. He was also awarded the Chartered Financial Analyst designation by AIMR. Mr. McKissack was formerly Vice-Chairman and Co-Chief Investment Officer of Ariel Capital Management, Inc., through September 2002. Prior to this, he worked for five years as a research analyst for First Chicago Corporation and First Chicago Investment Advisors.

Each of the Funds (other than Calvert Large Cap Growth) has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisors without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all Advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) Note, the advisory fee does not include any administrative service fees.

Fund	Advisory Fee
CSIF Balanced	0.425%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.60%
Calvert Large Cap Growth	0.81%1
Capital Accumulation	0.65%
CWVF International Equity	0.75%
Calvert New Vision Small Cap	0.75%
Calvert Small Cap Value	0.75%
Calvert Mid Cap Value	0.65%
CSIF Bond	0.35%
CSIF Money Market	0.30%

1 This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance exceeds or trails the S&P 500 Index. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month, and for purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period.

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then decide which class of shares is best for you. You should make this decision carefully, based on:

-- the amount you wish to invest;

-- the length of time you plan to keep the investment; and

-- the Class expenses.

Choosing a Share Class

CSIF Money Market offers only one class of shares (Class O), which is sold without a sales charge. The other Funds in this prospectus offer three different Classes (Class A, B, and C). This chart shows the difference in the Classes and the general types of investors who may be interested in each Class (Note: the sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations):

Class A: Front-End Sales Charge

For all investors, particularly those investing a substantial amount who plan to hold the shares for a long period of time.

Sales charge on each purchase of 4.75% or less (3.75% or less for CSIF Bond), depending on the amount you invest.

Class A shares have annual 12b-1 fee of up to 0.35%.

Class A shares have lower annual expenses than Class B and C due to a lower 12b-1 fee.

Class B: Deferred Sales Charge for 6 years (4 years for CSIF Bond)

For investors who plan to hold the shares at least 6 years (4 for CSIF Bond). The expenses of this class are higher than Class A, because of the 12b-1 fee.

No sales charge on each purchase, but if you sell your shares within 6 years, you will pay a deferred sales charge of 5% or less on shares you sell (4% or less on shares of CSIF Bond you sell within 4 years of purchase).

Class B shares have an annual 12b-1 fee of 1.00%.

Your shares will automatically convert to Class A shares after 8 years (6 years for CSIF Bond), reducing your future annual expenses.

Class C: Deferred Sales Charge for 1 year

For investors who are investing for at least one year, but less than six years. The expenses of this Class are higher than Class A, because of the 12b-1 fee.

No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.

Class C shares have an annual 12b-1 fee of 1.00%.

Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.

In determining the applicable Class A sales load breakpoints/discount, you may take into account the higher of cost or current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group and through your retirement plan(s).

Once the total balance of your existing Class B holdings of Calvert's funds reaches or exceeds $100,000, you should make future investments in Class A or Class C shares, rather than Class B, since you will qualify for Class A sales load breakpoints/discount.

Once the total balance of your existing Class C holdings of Calvert's funds reaches or exceeds $1,000,000, you should make future investments in Class A since you will qualify to purchase Class A shares with no sales load.

Class A

If you choose Class A, you will pay a sales charge at the time of each purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 in CSIF Balanced, or if your cumulative purchases or the value in your account is more than $50,000,4 then the sales charge is reduced to 3.75%.

CSIF Balanced, Equity, Enhanced Equity;

Capital Accumulation

CWVF International Equity

Calvert New Vision Small Cap

Calvert Social Index Fund

Calvert Large Cap Growth

Calvert Small Cap Value

Calvert Mid Cap Value

			CSIF Bond

Your investment in	Sales Charge %	% of Amt.	Sales Charge %	% of Amt.
Class A shares	of offering price	Invested	of offering price	Invested

Less than $50,000	4.75%	4.99%	3.75%	3.90%
$50,000 but less than $100,000	3.75%	3.90%	3.00%	3.09%
$100,000 but less than $250,000	2.75%	2.83%	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%	1.01%
$1,000,000 and over	None5	None5	None5	None5

Class B

If you choose Class B, there is no front-end sales charge like Class A, but if you sell the shares within the first 6 years (or 4 years for CSIF Bond), you will have to pay a "contingent deferred" sales charge ("CDSC"). This means that you do not have to pay the sales charge unless you sell your shares within the first 6 years after purchase (or 4 years for CSIF Bond). Keep in mind that the longer you hold the shares, the less you will have to pay in deferred sales charges. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

CSIF Balanced, Equity*,

Enhanced Equity;

Capital Accumulation

CWVF International Equity

Calvert New Vision Small Cap

Calvert Social Index Fund

Calvert Large Cap Growth

Calvert Small Cap Value

Calvert Mid Cap Value

		CSIF Bond

Time Since Purchase	CDSC	CDSC
1st year	5%	4%
2nd year	4%	3%
3rd year	4%	2%
4th year	3%	1%
5th year	2%	None
6th year	1%	None
After 6 years	None	None

* The following schedule applies to Class B shareholders of CSIF Equity who acquired their shares pursuant to the reorganization of the Delaware Social Awareness Fund: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

Calculation of Contingent Deferred Sales Charge

and Waiver of Sales Charges

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. For example, if you invested $5,000 in CSIF Equity Class B shares three years ago, and your investment is now worth $5,750, the CDSC will be calculated by taking the lesser of the two values ($5,000), and multiplying it by 4%, for a CDSC of $200. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

4 This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Funds that impose sales charges. See Exhibit A.

5 Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid by Calvert Distributors, Inc. are subject to a one year CDSC of 0.80%. See the "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers.

The CDSC on Class B Shares will be waived in the following circumstances:

-- Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

-- Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

-- The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code ("Code").

-- Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.

-- A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date or within 30 days of a redemption. This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.

Class C

If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. Class C may be a good choice for you if you plan to buy shares and hold them for at least 1 year, but not more than five or six years.

Reduced Sales Charges (Class A Only)

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge. In addition, you are responsible for notifying your broker/dealer at the time of purchase as to the total amount of Calvert investments held by you and your family in order to take advantage of reduced sales charges. You may be required to provide to your broker/dealer or the Transfer Agent account statements regarding the amount of Calvert Investments held. Information regarding sales load breakpoints/discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

In determining the applicable Class A sales load breakpoints/discount you may take into account the higher of cost or current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group or other qualified group* and through your retirement plan(s). You should retain any records necessary to substantiate the historical amounts you have invested because the Fund, the Transfer Agent, and financial intermediaries may not maintain this information. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

Letter of Intent

If you (or your group, as described above under Rights of Accumulation) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"). There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CDI of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the account is (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by Calvert on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any Calvert Fund sold to: (i) current or retired Directors, Trustees, or Officers of a Calvert Funds, employees of Calvert and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for Calvert, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) purchases made through a Registered Investment Advisor; (iv) trust departments of banks or savings institutions for trust clients of such bank or institution; and (v) purchases through a broker/dealer maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) regardless of whether an individual or omnibus account, and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker/dealer or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the Code, and "rabbi trusts."

Established Accounts

Shares of CSIF Balanced may be sold at net asset value to you if your account was established on or before July 17, 1986.

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from another Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.

Purchases made at NAV

Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege

If you redeem Class A or B shares and then within 90 days decide to reinvest in the same Fund, you may reinvest in Class A at the net asset value next computed after the reinvestment order is received, without a sales charge. Proceeds from Class B share redemptions where a contingent deferred sales charge was charged will be reinvested in Class A shares. You may use the reinstatement privilege only once. In order to take advantage of this one-time privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege.

* A "family group" includes a spouse, parent, stepparent, grandparent, child, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.

A "qualified group" is one which:

1. has been in existence for more than six months, and

2. has a purpose other than acquiring shares at a discount, and

3. satisfies uniform criteria which enable CDI and broker/dealers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or broker/dealers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or broker/dealers. A pension plan is not a qualified group for rights of accumulation.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the SAI for further discussion of these services. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit A for more service fee and other information regarding arrangements with broker/dealers.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year. The fees are based on average daily net assets by particular Class.

Maximum Payable under Plan/Amount Actually Paid

CSIF Money Market 0.25%/0.00%

	Class A	Class B	Class C
CSIF Balanced	0.35%/0.23%	1.00%/1.00%*	1.00%/1.00%*
CSIF Equity	0.35%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Social Index Fund	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
CSIF Enhanced Equity	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Large Cap Growth	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Capital Accumulation	0.35%/0.35%	1.00%/1.00%*	1.00%/1.00%*
CWVF International Equity	0.35%/0.25%	1.00%/1.00%*	1.00%/1.00%*
New Vision Small Cap	0.25%/0.25%	1.00%/1.00%*	1.00%/1.00%*
Calvert Small Cap Value	0.35%/N/A	1.00%/N/A	1.00%/N/A
Calvert Mid Cap Value	0.35%/N/A	1.00%/N/A	1.00%/N/A
CSIF Bond	0.35%/0.20%	1.00%/1.00%*	1.00%/1.00%*

* For Classes B and C, 0.75% of the Fund's average daily net assets is for distribution services and 0.25% is for shareholder services.

Next Step -- Account Application

Complete and sign an application for each new account. When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account
CSIF Balanced	$1,000
CSIF Equity	$1,000
CSIF Bond	$1,000
CSIF Money Market	$1,000
Calvert Small Cap Value	$1,000
Calvert Mid Cap Value	$1,000

Calvert Large Cap Growth	$2,000
CWVF International Equity	$2,000
Capital Accumulation	$2,000
New Vision Small Cap	$2,000

CSIF Enhanced Equity	$5,000
Calvert Social Index Fund	$5,000 ($2,000 for IRAs)

Minimum additional investments

$250; The Funds may charge a $2.00 service fee on purchases of less than $250.

Please make your check payable to the Fund and mail it to:

New Accounts	Subsequent investments
(include application):	(include investment slip):
Calvert	Calvert
P.O. Box 219544	P.O. Box 219739
Kansas City, MO 64121-9544	Kansas City, MO 64121-9739

By Registered,	Calvert
Certified, or	c/o BFDS
Overnight Mail	330 West 9th Street
Kansas City, MO 64105-1807

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. The Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

IMPORTANT -- HOW SHARES ARE PRICED

The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Generally, portfolio securities and other assets are valued based on market quotations, except CSIF Money Market is valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share.

The Advisor determines when a market quotation is not readily available for a particular security. Investments for which market quotations are not readily available are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally seeks to consider a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

CWVF International Equity has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received and in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in 'Good Order'."

CSIF Money Market

Your purchase will be credited at the net asset value calculated after your order is received and accepted. If the Transfer Agent receives your wire purchase by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Funds require a signature guarantee to verify your signature, which may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of fund shares by fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at their discretion may reject any purchase or exchange request it believes to be market timing.

As stated under "How to Sell Shares" in this prospectus, retirement plan omnibus accounts are generally exempt from the redemption fee, unless the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and the omnibus account is not otherwise exempt from the fee. Even if a retirement plan omnibus account is exempt from the redemption fee, if the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further short-term trading by such participant(s) or plan.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus.

Note: This Market Timing Policy does not apply to CSIF Money Market.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25. CSIF Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance / Low Balance Fee

Please maintain a balance in each of your Fund accounts of at least $1,000 per class ($5,000 for CSIF Enhanced Equity and Calvert Social Index Fund). If the balance in your account falls below the minimum during a month, a low balance fee will be charged to your account (CSIF Money Market, $3/month; CSIF Enhanced Equity, Calvert Large Cap Growth and Calvert Social Index Fund $15/year).

If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

CSIF Money Market	Accrued daily, paid monthly
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Large Cap Growth	Paid annually
Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
New Vision Small Cap	Paid annually
Calvert Small Cap Value	Paid annually
Calvert Mid Cap Value	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend (Not Applicable to Money Market Funds)

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

For Non-Money Market Funds

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail you Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written on CSIF Money Market during the hold period will be returned for uncollected funds. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Your letter should include your account number and fund/class and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Draftwriting (CSIF Money Market only)

You may redeem shares in your CSIF Money Market account by writing a draft for at least $250. If you complete and return the signature card for draftwriting, CSIF Money Market will mail bank drafts to you, printed with your name and address. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks). You may not print your own. Any customer-printed checks will not be honored and will be returned without notice. CSIF Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds. CSIF Money Market will charge $25 for any stop payment on drafts. As a service to shareholders, shares may be automatically transferred between your Calvert accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days).

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in "Good Order"

All requests (both purchase and redemption requests) must be received by the transfer agent in "good order." This means that your request must include:

-- The Fund name and account number.

-- The amount of the transaction (in dollars or shares).

-- Signatures of all owners exactly as registered on the account (for mail requests).

-- Signature guarantees (if required).*

-- Any supporting legal documentation that may be required.

-- Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Redemption Fee

Each Fund (except CSIF Money Market) charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund.

The redemption fee will be waived in the following circumstances:

-- Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

-- Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

-- The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-- Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.

-- Redemption for the reallocation of purchases received under a systematic investment plan, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

-- Exchange or redemption transactions by accounts that the Fund or its transfer agent reasonably believes are maintained in a retirement plan omnibus account (e.g., a Fund account maintained by a retirement plan service provider where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by a party other than the Fund's transfer agent). However, the redemption fee will be imposed on a retirement plan omnibus account if (i) the Fund's transfer agent has been informed that the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and (ii) the omnibus account is not otherwise exempt from the fee.

In addition, the Fund reserves the right to waive or impose the redemption fee or withdraw waivers at its discretion. The Fund expects that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries and in connection with pending SEC redemption fee rules. Depending upon the nature of the Fund's shareholder accounts, a significant percentage of its shareholders may not be subject to the redemption fee.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which for 2002, 2003 and 2004 were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for years presented prior to September 30, 2002, has been audited by other auditors. CSIF Balanced

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$24.35	$21.44
Income from investment operations
Net investment income		.36	.38
Net realized and unrealized gain (loss)		1.77	2.87
Total from investment operations		2.13	3.25
Distributions from
Net investment income		(.35)	(.34)
Total distributions		(.35)	(.34)
Total increase (decrease) in net asset value		1.78	2.91
Net asset value, ending		$26.13	$24.35

Total return*		8.77%	15.28%
Ratios to average net assets:
Net investment income		1.37%	1.67%
Total expenses		1.25%	1.25%
Expenses before offsets		1.25%	1.25%
Net expenses		1.25%	1.24%
Portfolio turnover		106%	175%
Net assets, ending (in thousands)		$486,255	$480,201

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$24.48	$33.23	$32.14
Income from investment operations
Net investment income	.56	.84	.86
Net realized and unrealized gain	(3.04)	(6.37)	3.08
Total from investment operations	(2.48)	(5.53)	3.94
Distributions from
Net investment income	(.56)	(.82)	(.80)
Net realized gains		(2.40)	(2.05)
Total distributions	(.56)	(3.22)	(2.85)
Total increase (decrease) in net asset value	(3.04)	(8.75)	1.09
Net asset value, ending	$21.44	$24.48	$33.23

Total return*	(10.38%)	(17.74%)	12.75%
Ratios to average net assets:
Net investment income	2.23%	2.98%	2.58%
Total expenses	1.25%	1.20%	1.19%
Expenses before offsets	1.25%	1.20%	1.19%
Net expenses	1.25%	1.19%	1.17%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$458,947	$532,008	$705,355

CSIF Balanced

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$24.18	$21.31
Income from investment operations
Net investment income		.11	.13
Net realized and unrealized gain (loss)		1.74	2.86
Total from investment operations		1.85	2.99
Distributions from
Net investment income		(.09)	(.12)
Total distributions		(.09)	(.12)
Total increase (decrease) in net asset value		1.76	2.87
Net asset value, ending		$25.94	$24.18

Total return*		7.63%	14.06%
Ratios to average net assets:
Net investment income		.34%	.55%
Total expenses		2.27%	2.34%
Expenses before offsets		2.27%	2.34%
Net expenses		2.26%	2.34%
Portfolio turnover		106%	175%
Net assets, ending (in thousands)		$24,839	$19,670

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$24.33	$33.02	$31.97
Income from investment operations
Net investment income	.29	.56	.53
Net realized and unrealized gain (loss)	(3.01)	(6.32)	3.06
Total from investment operations	(2.72)	(5.76)	3.59
Distributions from
Net investment income	(.30)	(.53)	(.49)
Net realized gains		(2.40)	(2.05)
Total distributions	(.30)	(2.93)	(2.54)
Total increase (decrease) in net asset value	(3.02)	(8.69)	1.05
Net asset value, ending	$21.31	$24.33	$33.02

Total return*	(11.31%)	(18.54%)	11.63%
Ratios to average net assets:
Net investment income	1.17%	1.95%	1.60%
Total expenses	2.31%	2.22%	2.20%
Expenses before offsets	2.31%	2.22%	2.20%
Net expenses	2.31%	2.20%	2.18%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$14,805	$14,361	$13,580

CSIF Balanced

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$23.95	$21.12
Income from investment operations
Net investment income		.12	.13
Net realized and unrealized gain (loss)		1.73	2.82
Total from investment operations		1.85	2.95
Distributions from
Net investment income		(.10)	(.12)
Total distributions		(.10)	(.12)
Total increase (decrease) in net asset value		1.75	2.83
Net asset value, ending		$25.70	$23.95

Total return*		7.71%	14.02%
Ratios to average net assets:
Net investment income		.39%	.59%
Total expenses		2.22%	2.31%
Expenses before offsets		2.22%	2.31%
Net expenses		2.22%	2.30%
Portfolio turnover		106%	175%
Net assets, ending (in thousands)		$21,819	$16,585

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$24.10	$32.74	$31.70
Income from investment operations
Net investment income	.29	.56	.51
Net realized and unrealized gain	(2.96)	(6.29)	3.05
Total from investment operations	(2.67)	(5.73)	3.56
Distributions from
Net investment income	(.31)	(.51)	(.47)
Net realized gains		(2.40)	(2.05)
Total distributions	(.31)	(2.91)	(2.52)
Total increase (decrease) in net asset value	(2.98)	(8.64)	1.04
Net asset value, ending	$21.12	$24.10	$32.74

Total return*	(11.25%)	(18.60%)	11.64%
Ratios to average net assets:
Net investment income	1.20%	1.98%	1.58%
Total expenses	2.29%	2.19%	2.19%
Expenses before offsets	2.29%	2.19%	2.19%
Net expenses	2.28%	2.18%	2.17%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$12,626	$12,889	$15,263

CSIF Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$29.43	$23.84
Income from investment operations
Net investment income (loss)		(.09)	(.06)
Net realized and unrealized gain (loss)		2.29	5.67
Total from investment operations		2.20	5.61
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		2.20	5.59
Net asset value, ending		$31.63	$29.43

Total return*		7.48%	23.56%
Ratios to average net assets:
Net investment income (loss)		(.32%)	(.26%)
Total expenses		1.25%	1.29%
Expenses before offsets		1.25%	1.29%
Net expenses		1.24%	1.29%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$695,472	$530,322

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$27.72	$33.05	$27.06
Income from investment operations
Net investment income (loss)	(.04)	(.02)	(.06)
Net realized and unrealized gain (loss)	(2.96)	(3.68)	7.88
Total from investment operations	(3.00)	(3.70)	7.82
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.88)	(5.33)	5.99
Net asset value, ending	$23.84	$27.72	$33.05

Total return*	(11.58%)	(11.82%)	29.91%
Ratios to average net assets:
Net investment income (loss)	(.12%)	(.07%)	(.20%)
Total expenses	1.29%	1.26%	1.26%
Expenses before offsets	1.29%	1.26%	1.26%
Net expenses	1.29%	1.24%	1.13%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$326,112	$252,068	$240,844

CSIF Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$27.78	$22.70
Income from investment operations
Net investment income (loss)		(.33)	(.25)
Net realized and unrealized gain (loss)		2.16	5.35
Total from investment operations		1.83	5.10
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		1.83	5.08
Net asset value, ending		$29.61	$27.78

Total return*		6.59%	22.50%
Ratios to average net assets:
Net investment income (loss)		(1.16%)	(1.12%)
Total expenses		2.09%	2.15%
Expenses before offsets		2.09%	2.15%
Net expenses		2.08%	2.15%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$86,242	$70,824

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$26.67	$32.17	$26.60
Income from investment operations
Net investment income (loss)	(.24)	(.24)	(.23)
Net realized and unrealized gain (loss)	(2.85)	(3.63)	7.63
Total from investment operations	(3.09)	(3.87)	7.40
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.97)	(5.50)	5.57
Net asset value, ending	$22.70	$26.67	$32.17

Total return*	(12.39%)	(12.71%)	28.78%
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.00%)	(1.04%)
Total expenses	2.19%	2.20%	2.20%
Expenses before offsets	2.19%	2.20%	2.20%
Net expenses	2.19%	2.17%	1.97%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$43,091	$30,015	$21,416

CSIF Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$25.92	$21.17
Income from investment operations.
Net investment income (loss)		(.27)	(.22)
Net realized and unrealized gain (loss)		1.99	4.99
Total from investment operations		1.72	4.77
Distributions from
Net realized gains		--	(.02)
Total increase (decrease) in net asset value		1.72	4.75
Net asset value, ending		$27.64	$25.92

Total return*		6.64%	22.56%
Ratios to average net assets:
Net investment income (loss)		(1.09%)	(1.06%)
Total expenses		2.03%	2.10%
Expenses before offsets		2.03%	2.10%
Net expenses		2.03%	2.09%
Portfolio turnover		17%	29%
Net assets, ending (in thousands)		$86,514	$61,897

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$24.91	$30.13	$25.00
Income from investment operations.
Net investment income (loss)	(.21)	(.22)	(.24)
Net realized and unrealized gain (loss)	(2.65)	(3.37)	7.20
Total from investment operations	(2.86)	(3.59)	6.96
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.74)	(5.22)	5.13
Net asset value, ending	$21.17	$24.91	$30.13

Total return*	(12.34%)	(12.63%)	28.87%
Ratios to average net assets:
Net investment income (loss)	(.96%)	(.94%)	(1.01%)
Total expenses	2.14%	2.14%	2.15%
Expenses before offsets	2.14%	2.14%	2.15%
Net expenses	2.13%	2.11%	1.94%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$37,109	$26,455	$20,086

Calvert Social Index Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004 (z)	2003	2002
Net asset value, beginning	$9.55	$7.50	$9.68
Income from investment operations
Net investment income	.06	.05	.03
Net realized and unrealized gain (loss)	.87	2.03	(2.17)
Total from investment operations	.93	2.08	(2.14)
Distributions from:
Net investment income	(.05)	(.03)	(.04)
Total distributions	(.05)	(.03)	(.04)
Total increase (decrease) in net asset value	0.88	2.05	(2.18)
Net asset value, ending	$10.43	$9.55	$7.50

Total return*	9.73%	27.88%	(22.27%)
Ratios to average net assets:
Net investment income	.64%	.63%	.36%
Total expenses	1.48%	1.62%	1.65%
Expenses before offsets	.77%	.77%	.77%
Net expenses	.75%	.75%	.75%
Portfolio turnover	14%	7%	9%
Net assets, ending (in thousands)	$39,684	$27,802	$17,663

	Periods Ended
	September 30,	September 30,
Class A Shares	2001	2000 #
Net asset value, beginning	$14.78	$15.00
Income from investment operations
Net investment income	.04	--
Net realized and unrealized gain (loss)	(5.10)	(.22)
Total from investment operations	(5.06)	(.22)
Distributions from:
Net investment income	(.04)	--
Total distributions	(.04)	--
Total increase (decrease) in net asset value	(5.10)	(.22)
Net asset value, ending	$9.68	$14.78

Total return*	(34.31%)	(1.47%)
Ratios to average net assets:
Net investment income	.33%	.06% (a)
Total expenses	1.84%	2.94% (a)
Expenses before offsets	.85%	1.01% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$18,614	$2,478

Calvert Social Index Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004 (z)	2003	2002
Net asset value, beginning	$9.30	$7.38	$9.60
Income from investment operations
Net investment income (loss)	(.03)	.01	(.03)
Net realized and unrealized gain (loss)	.83	1.94	(2.18)
Total from investment operations	.80	1.95	(2.21)
Distributions from:
Net investment income	(.05)	(.03)	(.01)
Total distributions	(.05)	(.03)	(.01)
Total increase (decrease) in net asset value	0.75	1.92	(2.22)
Net asset value, ending	$10.05	$9.30	$7.38

Total return*	8.57%	26.55%	(23.05%)
Ratios to average net assets:
Net investment income (loss)	(.36%)	(.37%)	(.62%)
Total expenses	2.61%	3.05%	3.44%
Expenses before offsets	1.77%	1.77%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	14%	7%	9%
Net assets, ending (in thousands)	$4,072	$2,369	$1,164

	Periods Ended
	September 30,	September 30,
Class B Shares	2001	2000 #
Net asset value, beginning	$14.77	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.01)
Net realized and unrealized gain (loss)	(5.09)	(.22)
Total from investment operations	(5.16)	(.23)
Distributions from:
Net investment income	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	(5.17)	(.23)
Net asset value, ending	$9.60	$14.77

Total return*	(34.96%)	(1.53%)
Ratios to average net assets:
Net investment income (loss)	(.66%)	(.89%) (a)
Total expenses	5.67%	15.72% (a)
Expenses before offsets	1.85%	2.00% (a)
Net expenses	1.75%	1.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$860	$238

Calvert Social Index Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004 (z)	2003	2002
Net asset value, beginning	$9.29	$7.37	$9.58
Income from investment operations
Net investment income (loss)	(.03)	.01	(.04)
Net realized and unrealized gain (loss)	.84	1.94	(2.16)
Total from investment operations	.81	1.95	(2.20)
Distributions from:
Net investment income	(.05)	(.03)	(.01)
Total distributions	(.05)	(.03)	(.01)
Total increase (decrease) in net asset value	0.76	1.92	(2.21)
Net asset value, ending	$10.05	$9.29	$7.37

Total return*	8.69%	26.59%	(23.00%)
Ratios to average net assets:
Net investment income (loss)	(.36%)	(.36%)	(.63%)
Total expenses	2.46%	2.88%	2.93%
Expenses before offsets	1.77%	1.77%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	14%	7%	9%
Net assets, ending (in thousands)	$4,896	$2,534	$1,391

	Periods Ended
	September 30,	September 30,
Class C Shares	2001	2000 #
Net asset value, beginning	$14.76	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.02)
Net realized and unrealized gain (loss)	(5.09)	(.22)
Total from investment operations	(5.16)	(.24)
Distributions from:
Net investment income	(.02)	--
Total distributions	(.02)	--
Total increase (decrease) in net asset value	(5.18)	(.24)
Net asset value, ending	$9.58	$14.76

Total return*	(35.01%)	(1.60%)
Ratios to average net assets:
Net investment income (loss)	(.67%)	(.94%) (a)
Total expenses	4.32%	12.34% (a)
Expenses before offsets	1.85%	1.99% (a)
Net expenses	1.75%	1.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$1,318	$228

CSIF Enhanced Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$15.17	$12.24
Income from investment operations
Net investment income (loss)		.03	.03
Net realized and unrealized gain (loss)		1.76	2.90
Total from investment operations		1.79	2.93
Total increase (decrease) in net asset value		1.79	2.93
Net asset value, ending		$16.96	$15.17

Total return*		11.80%	23.94%
Ratios to average net assets:
Net investment income (loss)		.19%	.24%
Total expenses		1.43%	1.54%
Expenses before offsets		1.43%	1.45%
Net expenses		1.41%	1.44%
Portfolio turnover		13%	42%
Net assets, ending (in thousands)		$55,253	$39,145

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$14.64	$19.91	$16.83
Income from investment operations
Net investment income (loss)	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	(2.41)	(5.12)	3.11
Total from investment operations	(2.40)	(5.13)	3.09
Distributions from
Net investment income	--	--	(.01)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.40)	(5.27)	3.08
Net asset value, ending	$12.24	$14.64	$19.91

Total return*	(16.37%)	(25.93%)	18.39%
Ratios to average net assets:
Net investment income (loss)	.09%	(.06%)	(.14%)
Total expenses	1.46%	1.43%	1.52%
Expenses before offsets	1.27%	1.32%	1.33%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$26,842	$30,525	$21,239

CSIF Enhanced Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$14.30	$11.67
Income from investment operations
Net investment income (loss)		(.12)	(.10)
Net realized and unrealized gain (loss)		1.66	2.73
Total from investment operations		1.54	2.63
Total increase (decrease) in net asset value		1.54	2.63
Net asset value, ending		$15.84	$14.30

Total return*		10.77%	22.54%
Ratios to average net assets:
Net investment income (loss)		(.75%)	(.82%)
Total expenses		2.37%	2.55%
Expenses before offsets		2.37%	2.51%
Net expenses		2.36%	2.50%
Portfolio turnover		13%	42%
Net assets, ending (in thousands)		$8,391	$6,936

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.12	$19.41	$16.58
Income from investment operations
Net investment income (loss)	(.16)	(.20)	(.16)
Net realized and unrealized gain (loss)	(2.29)	(4.95)	2.99
Total from investment operations	(2.45)	(5.15)	2.83
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.29)	2.83
Net asset value, ending	$11.67	$14.12	$19.41

Total return*	(17.33%)	(26.70%)	17.07%
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.18%)	(1.21%)
Total expenses	2.47%	2.42%	2.41%
Expenses before offsets	2.47%	2.42%	2.41%
Net expenses	2.45%	2.36%	2.32%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$4,980	$5,488	$6,531

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$14.35	$11.71
Income from investment operations
Net investment income (loss)		(.10)	(.10)
Net realized and unrealized gain (loss)		1.65	2.74
Total from investment operations		1.55	2.64
Total increase (decrease) in net asset value		1.55	2.64
Net asset value, ending		$15.90	$14.35

Total return*		10.80%	22.54%
Ratios to average net assets:
Net investment income (loss)		(.72%)	(.83%)
Total expenses		2.34%	2.56%
Expenses before offsets		2.34%	2.51%
Net expenses		2.32%	2.50%
Portfolio turnover		13%	42%
Net assets, ending (in thousands)		$6,038	$4,433

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$14.16	$19.48	$16.62
Income from investment operations
Net investment income (loss)	(.16)	(.19)	(.14)
Net realized and unrealized gain (loss)	(2.29)	(4.99)	3.00
Total from investment operations	(2.45)	(5.18)	2.86
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.32)	2.86
Net asset value, ending	$11.71	$14.16	$19.48

Total return*	(17.28%)	(26.76%)	17.21%
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.14%)	(1.15%)
Total expenses	2.47%	2.38%	2.35%
Expenses before offsets	2.47%	2.38%	2.35%
Net expenses	2.45%	2.32%	2.27%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$3,060	$3,376	$4,674

Calvert Large Cap Growth

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$21.09	$16.25	$19.19
Income from investment operations
Net investment income	(.10)	(.16)	(.10)
Net realized and unrealized gain (loss)	3.38	5.00	(2.84)
Total from investment operations	3.28	4.84	(2.94)
Total increase (decrease) in net asset value	3.28	4.84	(2.94)
Net asset value, ending	$24.37	$21.09	$16.25

Total return*	15.55%	29.78%	(15.32%)
Ratios to average net assets:
Net investment income	(.87%)	(1.07%)	(.64%)
Total expenses	1.85%	2.53%	2.48%
Expenses before offsets	1.62%	1.70%	1.42%
Net expenses	1.61%	1.68%	1.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$97,781	$18,139	$8,758

	Periods Ended
	September 30	June 30,
Class A Shares	2001**	2001##
Net asset value, beginning	$23.27	$29.87
Income from investment operations
Net investment income	(.02)	(.08)
Net realized and unrealized gain (loss)	(4.06)	(6.52)
Total from investment operations	(4.08)	(6.60)
Total increase (decrease) in net asset value	(4.08)	(6.60)
Net asset value, ending	$19.19	$23.27

Total return*	(17.53%)	(22.10%)
Ratios to average net assets:
Net investment income	(.61%) (a)	(.54%) (a)
Total expenses	2.62% (a)	3.02% (a)
Expenses before offsets	1.39% (a)	1.42% (a)
Net expenses	1.30% (a)	1.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$6,915	$7,318

Calvert Large Cap Growth

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$20.50	$15.96	$19.04
Income from investment operations
Net investment income (loss)	(.29)	(.28)	(.25)
Net realized and unrealized gain (loss)	3.26	4.82	(2.83)
Total from investment operations	2.97	4.54	(3.08)
Total increase (decrease) in net asset value	2.97	4.54	(3.08)
Net asset value, ending	$23.47	$20.50	$15.96

Total return*	14.49%	28.45%	(16.18%)
Ratios to average net assets:
Net investment income (loss)	(1.89%)	(2.07%)	(1.64%)
Total expenses	2.76%	3.51%	3.61%
Expenses before offsets	2.62%	2.70%	2.42%
Net expenses	2.61%	2.68%	2.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$12,614	$4,705	$2,074

	Periods Ended
	September 30,	June 30,
Class B Shares	2001**	2001##
Net asset value, beginning	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.05)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.51)
Total from investment operations	(4.11)	(6.72)
Total increase (decrease) in net asset value	(4.11)	(6.72)
Net asset value, ending	$19.04	$23.15

Total return*	(17.75%)	(22.50%)
Ratios to average net assets:
Net investment income (loss)	(1.60%) (a)	(1.55%) (a)
Total expenses	4.19% (a)	6.17% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$1,445	$1,372

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$20.59	$16.02	$19.12
Income from investment operations
Net investment income (loss)	(.24)	(.26)	(.24)
Net realized and unrealized gain (loss)	3.20	4.83	(2.86)
Total from investment operations	2.96	4.57	(3.10)
Total increase (decrease) in net asset value	2.96	4.57	(3.10)
Net asset value, ending	$23.55	$20.59	$16.02

Total return*	14.38%	28.53%	(16.21%)
Ratios to average net assets:
Net investment income (loss)	(1.88%)	(2.08%)	(1.64%)
Total expenses	2.74%	3.78%	3.96%
Expenses before offsets	2.62%	2.70%	2.42%
Net expenses	2.61%	2.68%	2.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$11,288	$2,635	$1,234

	Periods Ended
	September 30,	June 30,
Class C Shares	2001**	2001##
Net asset value, beginning	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.06)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.42)
Total from investment operations	(4.12)	(6.63)
Total increase (decrease) in net asset value	(4.12)	(6.63)
Net asset value, ending	$19.12	$23.24

Total return*	(17.73%)	(22.20%)
Ratios to average net assets:
Net investment income (loss)	(1.62%) (a)	(1.50%) (a)
Total expenses	5.14% (a)	5.75% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$691	$743

Calvert Capital Accumulation

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$19.82	$15.79
Income from investment operations
Net investment income (loss)	(.32)	(.26)
Net realized and unrealized gain (loss)	2.10	4.29
Total from investment operations	1.78	4.03
Total increase (decrease) in net asset value	1.78	4.03
Net asset value, ending	$21.60	$19.82
Total return*	8.98%	25.52%
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.48%)
Total expenses	1.73%	1.82%
Expenses before offsets	1.73%	1.82%
Net expenses	1.72%	1.81%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$111,520	$104,878

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$19.35	$36.34	$25.88
Income from investment operations
Net investment income (loss)	(.29)	(.14)	(.32)
Net realized and unrealized gain	(3.26)	(11.61)	11.29
Total from investment operations	(3.55)	(11.75)	10.97
Distributions from
Net realized gain	(.01)	(5.24)	(0.51)
Total distributions	(.01)	(5.24)	(0.51)
Total increase (decrease) in net asset value	(3.56)	(16.99)	10.46
Net asset value, ending	$15.79	$19.35	$36.34

Total return*	(18.36%)	(36.60%)	42.91%
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.18%)	(1.12%)
Total expenses	1.74%	1.69%	1.67%
Expenses before offsets	1.74%	1.69%	1.67%
Net expenses	1.73%	1.64%	1.54%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$83,643	$105,151	$141,639

Calvert Capital Accumulation

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$18.73	$15.07
Income from investment operations
Net investment income (loss)	(.48)	(.39)
Net realized and unrealized gain (loss)	1.99	4.05
Total from investment operations	1.51	3.66
Total increase (decrease) in net asset value	1.51	3.66
Net asset value, ending	$20.24	$18.73
Total return*	8.06%	24.29%
Ratios to average net assets:
Net investment income (loss)	(2.28%)	(2.45%)
Total expenses	2.60%	2.79%
Expenses before offsets	2.60%	2.79%
Net expenses	2.59%	2.78%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$16,936	$15,152

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$18.64	$35.47	$25.46
Income from investment operations
Net investment income (loss)	(.44)	(.24)	(.52)
Net realized and unrealized gain (loss)	(3.12)	(11.35)	11.04
Total from investment operations	(3.56)	(11.59)	10.52
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	(3.57)	(16.83)	10.01
Net asset value, ending	$15.07	$18.64	$35.47

Total return*	(19.11%)	(37.12%)	41.84%
Ratios to average net assets:
Net investment income (loss)	(2.38%)	(2.04%)	(1.88%)
Total expenses	2.65%	2.56%	2.49%
Expenses before offsets	2.65%	2.56%	2.49%
Net expenses	2.64%	2.50%	2.30%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$11,534	$13,914	$16,435

Calvert Capital Accumulation

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$18.15	$14.59
Income from investment operations
Net investment income (loss)	(.43)	(.37)
Net realized and unrealized gain (loss)	1.90	3.93
Total from investment operations	1.47	3.56
Total increase (decrease) in net asset value	1.47	3.56
Net asset value, ending	$19.62	$18.15
Total return*	8.10%	24.40%
Ratios to average net assets:
Net investment income (loss)	(2.23%)	(2.35%)
Total expenses	2.55%	2.69%
Expenses before offsets	2.55%	2.69%
Net expenses	2.54%	2.68%
Portfolio turnover	101%	170%
Net assets, ending (in thousands)	$12,914	$10,896

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$18.02	$34.48	$24.76
Income from investment operations
Net investment income (loss)	(.42)	(.22)	(.50)
Net realized and unrealized gain	(3.00)	(11.00)	10.73
Total from investment operations	(3.42)	(11.22)	10.23
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	(3.43)	(16.46)	9.72
Net asset value, ending	$14.59	$18.02	$34.48

Total return*	(18.99%)	(37.11%)	41.91%
Ratios to average net assets:
Net investment income (loss)	(2.32%)	(1.98%)	(1.87%)
Total expenses	2.59%	2.49%	2.47%
Expenses before offsets	2.59%	2.49%	2.47%
Net expenses	2.58%	2.44%	2.29%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$8,365	$9,757	$13,769

Calvert World Values International Equity Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2004 (Z)	2003
Net asset value, beginning		$14.55	$11.99
Income from investment operations
Net investment income (loss)		.10	.09
Net realized and unrealized gain (loss)		2.12	2.53
Total from investment operations		2.22	2.62
Distributions from
Net investment income		(.17)	(.06)
Net realized gains		--	--
Total distributions		(.17)	(.06)
Total increase (decrease) in net asset value		2.05	2.56
Net asset value, ending		$16.60	$14.55

Total return*		15.30%	21.93%
Ratios to average net assets:
Net investment income (loss)		.60%	.72%
Total expenses		1.97%	2.07%
Expenses before offsets		1.97%	2.05%
Net expenses		1.96%	2.05%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$213,524	$162,699

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$13.65	$21.77	$21.89
Income from investment operations
Net investment income	.01	.01	(.03)
Net realized and unrealized gain (loss)	(1.59)	(6.75)	.87
Total from investment operations	(1.58)	(6.74)	.84
Distributions from
Net investment income	--	--	--
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.66)	(8.12)	(.12)
Net asset value, ending	$11.99	$13.65	$21.77

Total return*	(11.69%)	(32.93%)	3.36%
Ratios to average net assets:
Net investment income (loss)	.06%	.07%	(.15%)
Total expenses	2.02%	1.85%	1.81%
Expenses before offsets	2.00%	1.85%	1.81%
Net expenses	1.99%	1.83%	1.73%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands)	$129,887	$152,278	$238,646

Calvert World Values International Equity

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2004 (Z)	2003
Net asset value, beginning		$13.57	$11.33
Income from investment operations
Net investment income (loss)		(.08)	(.08)
Net realized and unrealized gain (loss)		1.97	2.38
Total from investment operations		1.89	2.30
Distributions from:
Net investment income		(.16)	(.06)
Net realized gains		--	--
Total distributions		(.16)	(.06)
Total increase (decrease) in net asset value		1.73	2.24
Net asset value, ending		$15.30	$13.57

Total return*		13.95%	20.34%
Ratios to average net assets
Net investment income (loss)		(.54%)	(.64%)
Total expenses		3.14%	3.44%
Expenses before offsets		3.14%	3.42%
Net expenses		3.13%	3.41%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$8,934	$6,176

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$13.09	$21.20	$21.56
Income from investment operations
Net investment income (loss)	(.16)	(.18)	(.23)
Net realized and unrealized gain (loss)	(1.52)	(6.55)	.83
Total from investment operations	(1.68)	(6.73)	.60
Distributions from:
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.76)	(8.11)	(.36)
Net asset value, ending	$11.33	$13.09	$21.20

Total return*	(12.96%)	(33.82%)	2.28%
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.13%)	(1.29%)
Total expenses	3.33%	3.08%	3.04%
Expenses before offsets	3.31%	3.08%	3.04%
Net expenses	3.31%	3.06%	2.96%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands)	$4,424	$4,542	$5,577

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2004 (2)	2003
Net asset value, beginning		$13.18	$10.97
Income from investment operations
Net investment income (loss)		(.04)	(.03)
Net realized and unrealized gain (loss)		1.92	2.30
Total from investment operations		1.88	2.27
Distributions from:
Net investment income		(.15)	(.06)
Net realized gains		--	--
Total distributions		(.15)	(.06)
Total increase (decrease) in net asset value		1.73	2.21
Net asset value, ending		$14.91	$13.18

Total return*		14.33%	20.72%
Ratios to average net assets:
Net investment income (loss)		(.25%)	(.27%)
Total expenses		2.85%	3.09%
Expenses before offsets		2.85%	3.07%
Net expenses		2.84%	3.07%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$14,533	$9,764

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$12.64	$20.46	$20.81
Income from investment operations
Net investment income (loss)	(.12)	(.14)	(.22)
Net realized and unrealized gain (loss)	(1.47)	(6.30)	.83
Total from investment operations	(1.59)	(6.44)	.61
Distributions from
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.67)	(7.82)	(.35)
Net asset value, ending	$10.97	$12.64	$20.46

Total return*	(12.71%)	(33.62%)	2.41%
Ratios to average net assets:
Net investment income (loss)	(.95%)	(.89%)	(1.06%)
Total expenses	3.05%	2.81%	2.75%
Expenses before offsets	3.04%	2.81%	2.75%
Net expenses	3.03%	2.79%	2.67%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands)	$7,021	$7,434	$11,278

Calvert New Vision Small Cap

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$16.43	$13.61
Income from investment operations
Net investment income (loss)	(.10)	(.15)
Net realized and unrealized gain (loss)	2.37	3.11
Total from investment operations	2.27	2.96
Distributions from
Net investment income	--	(.13)
Net realized gain	--	(.01)
Total distributions	--	(.14)
Total increase (decrease) in net asset value	2.27	2.82
Net asset value, ending	$18.70	$16.43
Total return*	13.82%	21.89%
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(1.03%)
Total expenses	1.69%	1.77%
Expenses before offsets	1.69%	1.76%
Net expenses	1.68%	1.75%
Portfolio turnover	54%	54%
Net assets, ending (in thousands)	$214,143	$157,611

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$15.39	$18.43	$13.49
Income from investment operations
Net investment income (loss)	.19	(.11)	(.13)
Net realized and unrealized gain (loss)	(1.60)	(1.51)	5.07
Total from investment operations	(1.41)	(1.62)	4.94
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.78)	(3.04)	4.94
Net asset value, ending	$13.61	$15.39	$18.43
Total return*	(9.65%)	(8.99%)	36.62%
Ratios to average net assets:
Net investment income (loss)	1.11%	(.66%)	(.82%)
Total expenses	1.70%	1.76%	1.79%
Expenses before offsets	1.70%	1.72%	1.76%
Net expenses	1.70%	1.63%	1.50%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$109,207	$84,979	$79,641

Calvert New Vision Small Cap

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$15.47	$12.94
Income from investment operations
Net investment income (loss)	(.24)	(.22)
Net realized and unrealized gain (loss)	2.22	2.88
Total from investment operations	1.98	2.66
Distributions from
Net investment income	--	(.12)
Net realized gain	--	(.01)
Total distributions	--	(.13)
Total increase (decrease) in net asset value	1.98	2.53
Net asset value, ending	$17.45	$15.47

Total return*	12.80%	20.71%
Ratios to average net assets
Net investment income (loss)	(1.42%)	(2.02%)
Total expenses	2.58%	2.76%
Expenses before offsets	2.58%	2.75%
Net expenses	2.57%	2.74%
Portfolio turnover	54%	54%
Net assets, ending (in thousands)	$26,089	$19,522

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.80	$17.96	$13.29
Income from investment operations
Net investment income (loss)	.03	(.27)	(.30)
Net realized and unrealized gain (loss)	(1.52)	(1.47)	4.97
Total from investment operations	(1.49)	(1.74)	4.67
Distributions from
Net realized gain	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.86)	(3.16)	4.67
Net asset value, ending	$12.94	$14.80	$17.96

Total return*	(10.59%)	(9.96%)	35.14%
Ratios to average net assets:
Net investment income (loss)	.18%	(1.74%)	(1.86%)
Total expenses	2.76%	2.87%	2.97%
Expenses before offsets	2.76%	2.82%	2.94%
Net expenses	2.76%	2.71%	2.52%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$11,878	$6,477	$4,484

Calvert New Vision Small Cap

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$15.57	$13.00
Income from investment operations
Net investment income (loss)	(.21)	(.23)
Net realized and unrealized gain (loss)	2.21	2.93
Total from investment operations	2.00	2.70
Distributions from
Net investment income	--	(.12)
Net realized gain	--	(.01)
Total distributions	--	(.13)
Total increase (decrease) in net asset value	2.00	2.57
Net asset value, ending	$17.57	$15.57

Total return*	12.85%	20.93%
Ratios to average net assets:
Net investment income (loss)	(1.33%)	(1.89%)
Total expenses	2.49%	2.64%
Expenses before offsets	2.49%	2.62%
Net expenses	2.48%	2.61%
Portfolio turnover	54%	54%
Net assets, ending (in thousands)	$27,501	$19,092

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$14.85	$17.99	$13.27
Income from investment operations
Net investment income (loss)	.04	(.24)	(.26)
Net realized and unrealized gain (loss)	(1.52)	(1.48)	4.98
Total from investment operations	(1.48)	(1.72)	4.72
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.85)	(3.14)	4.72
Net asset value, ending	$13.00	$14.85	$17.99

Total return*	(10.49%)	(9.83%)	35.57%
Ratios to average net assets:
Net investment income (loss)	0.27%	(1.56%)	(1.66%)
Total expenses	2.60%	2.69%	2.68%
Expenses before offsets	2.60%	2.65%	2.65%
Net expenses	2.59%	2.54%	2.33%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$13,260	$8,489	$8,799

CSIF Bond

Financial Highlights

		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$16.29	$15.80
Income from investment operations
Net investment income		.45	.58
Net realized and unrealized gain (loss)		.48	.67
Total from investment operations		.93	1.25
Distributions from
Net investment income		(.45)	(.56)
Net realized gains		(.44)	(.20)
Total distributions		(.89)	(.76)
Total increase (decrease) in net asset value		0.04	.49
Net asset value, ending		$16.33	$16.29

Total return*		5.97%	8.20%
Ratios to average net assets:
Net investment income		2.82%	3.62%
Total expenses		1.19%	1.18%
Expenses before offsets		1.19%	1.18%
Net expenses		1.18%	1.17%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$172,470	$148,791

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$16.38	$15.38	$15.59
Income from investment operations
Net investment income	.80	1.01	1.06
Net realized and unrealized gain (loss)	(.01)	.99	(.20)
Total from investment operations	.79	2.00	.86
Distributions from
Net investment income	(.82)	(1.00)	(1.06)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.37)	(1.00)	(1.07)
Total increase (decrease) in net asset value	(.58)	1.00	(.21)
Net asset value, ending	$15.80	$16.38	$15.38

Total return*	5.18%	13.46%	5.76%
Ratios to average net assets:
Net investment income	5.07%	6.32%	6.90%
Total expenses	1.19%	1.19%	1.20%
Expenses before offsets	1.19%	1.19%	1.20%
Net expenses	1.18%	1.17%	1.16%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$128,077	$96,736	$71,525

CSIF Bond

Financial Highlights

		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$16.22	$15.75
Income from investment operations
Net investment income		.31	.43
Net realized and unrealized gain (loss)		.49	.66
Total from investment operations		.80	1.09
Distributions from
Net investment income		(.31)	(.42)
Net realized gains		(.44)	(.20)
Total distributions		(.75)	(.62)
Total increase (decrease) in net asset value		.05	.47
Net asset value, ending		$16.27	$16.22

Total return*		5.11%	7.13%
Ratios to average net assets:
Net investment income		1.93%	2.70%
Total expenses		2.09%	2.08%
Expenses before offsets		2.09%	2.08%
Net expenses		2.08%	2.07%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$17,605	$18,860

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$16.32	$15.33	$15.53
Income from investment operations
Net investment income	.65	.85	.90
Net realized and unrealized gain (loss)	--	.98	(.20)
Total from investment operations	.65	1.83	.70
Distributions from
Net investment income	(.67)	(0.84)	(.89)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.22)	(0.84)	(.90)
Total increase (decrease) in net asset value	(.57)	0.99	(.20)
Net asset value, ending	$15.75	$16.32	$15.33

Total return*	4.26%	12.31%	4.61%
Ratios to average net assets:
Net investment income	4.10%	5.21%	5.89%
Total expenses	2.13%	2.19%	2.26%
Expenses before offsets	2.13%	2.19%	2.26%
Net expenses	2.12%	2.17%	2.20%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$14,305	$8,046	$3,220

CSIF Bond

Financial Highlights

		Years Ended
		September 30,	September 30,
Class C Shares		2004	2003
Net asset value, beginning		$16.21	$15.73
Income from investment operations
Net investment income		.31	.43
Net realized and unrealized gain (loss)		.48	.67
Total from investment operations		.79	1.10
Distributions from
Net investment income		(.31)	(.42)
Net realized gains		(.44)	(.20)
Total distributions		(.75)	(.62)
Total increase (decrease) in net asset value		.04	.48
Net asset value, ending		$16.25	$16.21

Total return*		5.06%	7.21%
Ratios to average net assets:
Net investment income		1.94%	2.71%
Total expenses		2.07%	2.07%
Expenses before offsets		2.07%	2.07%
Net expenses		2.06%	2.06%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$13,130	$11,320

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$16.30	$15.31	$15.51
Income from investment operations
Net investment income	.63	.84	.86
Net realized and unrealized gain (loss)	.01	.96	(.18)
Total from investment operations	.64	1.80	.68
Distributions from
Net investment income	(.66)	(.81)	(.87)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.21)	(.81)	(.88)
Total increase (decrease) in net asset value	(.57)	.99	(.20)
Net asset value, ending	$15.73	$16.30	$15.31

Total return*	4.24%	12.06%	4.48%
Ratios to average net assets:
Net investment income	4.07%	5.10%	5.64%
Total expenses	2.13%	2.38%	2.45%
Expenses before offsets	2.13%	2.38%	2.45%
Net expenses	2.12%	2.36%	2.40%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$9,278	$3,524	$1,810

CSIF Money Market

Financial Highlights

		Years Ended
		September 30,	September 30,
		2004	2003
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.004	.006
Distributions from
Net investment income		(.004)	(.006)

Net asset value, ending		$1.00	$1.00

Total return*		.44%	.63%
Ratios to average net assets:
Net investment income		.44%	.63%
Total expenses		.91%	.90%
Expenses before offsets		.88%	.88%
Net expenses		.87%	.87%
Net assets, ending (in thousands)		$169,916	$181,788

		Years Ended
	September 30,	September 30,	September 30,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.015	.045	.054
Distributions from
Net investment income	(.015)	(.045)	(.054)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.49%	4.63%	5.53%
Ratios to average net assets:
Net investment income	1.48%	4.52%	5.39%
Total expenses	.89%	.84%	.84%
Expenses before offsets	.88%	.84%	.84%
Net expenses	.87%	.83%	.82%
Net assets, ending (in thousands)	$192,680	$206,061	$206,753

(a) Annualized.

# From June 30, 2000 inception.

## From October 31, 2000 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Three month audited period.

(2) Per share figures are calculated using the Average Shares Method.

EXHIBIT A

Service Fees and Arrangements with Broker/Dealers

Calvert Distributors, Inc., each Fund's underwriter, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class B and C), when you purchase shares of non-money market funds. CDI also pays broker/dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

Maximum Commission/Service Fees

CSIF Money Market None/0.05%

	Class A*	Class B**	Class C***
CSIF Balanced	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Social Index Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Enhanced Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Large Cap Growth	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Capital Accumulation	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CWVF International Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
New Vision Small Cap	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Small Cap Value	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%
Calvert Mid Cap Value	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%
CSIF Bond	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%

*Class A service fee begins to accrue in 1st month after purchase.

**Class B service fee begins to accrue in 13th month.

***Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in 13th month.

Occasionally, CDI may reallow to broker/dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Funds and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealers registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay broker/dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more (excluding CSIF Money Market.) The finder's fee is 0.80% of the purchase NAV amount on the first $2 million, 0.64% on $2 to $3 million, 0.40% on $3 to $50 million, 0.20% on $50 to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder's fee within one year, then CDI will recoup the difference in the finder's fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To Open an Account:

800-368-2748

Performance and Prices:

www.calvert.com

Calvert Information Network

24 hours, 7 days a week

800-368-2745

Service for Existing Accounts:

Shareholders 800-368-2745

Brokers 800-368-2746

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Calvert Web-Site

Address: www.calvert.com

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.

4550 Montgomery Ave.

Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-368-2745

Calvert Web-Site

www.calvert.com

You can review information about the Funds at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334(CSIF)

no. 811- 06563(CWVF International Equity and Capital Accumulation)

no. 811- 3416 (New Vision Small Cap)

no. 811-09877 (Calvert Social Index Fund)

no. 811-10045 (Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value)


Prospectus

Calvert Income Fund

Calvert Short Duration Income Fund

Calvert Long-Term Income Fund

January 31, 2005

Prospectus

January 31, 2005

About the Funds

Investment Objective, Strategy, Principal Risks, Past Performance

2 Calvert Income Fund

9 Calvert Short Duration Income Fund

16 Calvert Long-Term Income Fund

20 Fees and Expenses

25 Principal Investment Strategies and Risks

About Your Investment

29 About Calvert

30 Advisory Fees

30 How to Buy Shares/Getting Started

30 Choosing a Share Class

33 Calculation of CDSC/Waiver

34 Reduced Sales Charges (Sales load breakpoints/discount)

36 Reinstatement Privilege

37 Distribution and Service Fees

38 Next Step - Account Application

38 How Shares are Priced

40 When Your Account Will be Credited

40 Other Calvert Features / Policies

(Exchanges, Market Timing Policy, Minimum Account Balance, etc.)

43 Dividends, Capital Gains and Taxes

46 How to Sell Shares

49 Financial Highlights

54 Exhibit A -- Service Fees and Other Arrangements with Dealers

These securities have not been approved or disapproved by the Securities and

Exchange Commission ("SEC") or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calvert Income Fund

Objective

Calvert Income Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q1 '01	7.91%
Worst Quarter (of periods shown)	Q2 '04	-1.70%

Average Annual Total Returns (for the periods ended December 31, 2004) (with maximum sales charge deducted)

	1 year	5 years	10 years
Income Fund Class A:
Return before taxes	1.30%	7.67%	8.91%
Return after taxes on distributions	0.75%	6.81%	8.06%
Return after taxes on distributions
and sale of Fund shares	1.36%	6.85%	8.01%
Lehman U.S. Credit Index	5.24%	8.63%	8.41%
Lipper Corporate Debt Funds
BBB-Rated Average	5.11%	7.53%	7.75%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (for the periods ended December 31, 2004) (with maximum sales charge deducted)

	1 year	5 years	Since
			Inception
			(7/31/99)
Income Fund: Class B	0.47%	7.65%	7.36%
Lehman U.S. Credit Index	5.24%	8.63%	8.12%
Lipper Corporate Debt Funds
BBB-Rated Average	5.11%	7.53%	7.14%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)
	1 year	Since
		Inception
		(7/31/00)
Income Fund: Class C	3.48%	8.01%
Lehman U.S. Credit Index	5.24%	8.87%
Lipper Corporate Debt Funds
BBB-Rated Average	5.11%	7.72%

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Short Duration Income Fund

Objective

Calvert Short Duration Income Fund seeks to maximize income to the extent consistent with preservation of capital, through investment in short term bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

Under normal circumstances, the Fund's average portfolio duration will range from one to three years. Duration is a measure of the expected average life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows the performance of the Class A shares for the year. The table compares the Fund's performance over time to that of the Lehman 1-5 Year Credit Index. It also shows the Fund's returns compared to the Lipper Short Investment Grade Debt Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other classes will vary. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows the Fund's returns with the maximum sales charge deducted. No sales charge has been applied to the index used for comparison in the table.

Year-by-Year Total Return

(Class A return at NAV)

Best Quarter (of periods shown)	Q2 '03	3.31%
Worst Quarter (of periods shown)	Q2 '04	-0.70%

Average Annual Total Returns (for the periods ended December 31, 2004) (with maximum sales charge deducted)

	1 year	Since Inception
		(1/31/02)
Short Duration Income Fund Class A:
Return before taxes	0.75%	6.98%
Return after taxes on distributions	0.14%	6.00%
Return after taxes on distributions
and sale of Fund shares	0.62%	5.79%
Lehman 1-5 Year Credit Index	2.45%	5.55%
Lipper Short Investment Grade
Debt Funds Average	1.35%	2.89%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Average Annual Total Returns (for the periods ended December 31, 2004) (with maximum sales charge deducted)

	1 year	Since Inception
		(10/1/02)
Short Duration Income Fund: Class C	1.71%	5.31%
Lehman 1-5 Year Credit Index	2.45%	4.62%
Lipper Short Investment Grade
Debt Funds Average	1.35%	*

*For comparison purposes to Lipper, performance for Class C as of 10/31/02 is 5.54%; and the performance for the Lipper Short Investment Grade Debt Funds Average is 2.33%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Long-Term Income Fund

Objective

Calvert Long-Term Income Fund seeks to maximize income to the extent consistent with preservation of capital, through investments in longer dated securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

Under normal circumstances, the Fund will have a 10-year dollar weighted average portfolio maturity.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purposes of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

There are no performance tables because the Fund has had less than one calendar year of operations.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
	Class A	Class B	Class C
Calvert Income Fund
Shareholder fees
(paid directly from your account)

Maximum sales charge (load)
imposed on purchases	3.75%	None	None
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or	None5	4.00%6	1.00%7
redemption proceeds, whichever is lower)

Redemption fee1	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase

Total annual fund operating expenses2
(deducted from Fund assets)

Management fees	0.69%	0.69%	0.69%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.27%	0.26%	0.23%
Total annual fund operating expenses	1.21%	1.95%	1.92%

	Class A	Class C
Calvert Short Duration Income Fund
Shareholder fees
(paid directly from your account)

Maximum sales charge (load)
imposed on purchases	2.75%	None
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or	None5	1.00%7
redemption proceeds, whichever is lower)

Redemption fee1	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase

Total annual fund operating expenses2
(deducted from Fund assets)

Management fees	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.31%	0.31%
Total annual fund operating expenses	1.21%	1.96%
Fee waiver and/or expense reimbursement3	(0.13%)	--
Net expenses4	1.08%	--

Class A
Calvert Long-Term Income Fund
Shareholder fees
(paid directly from your account)

Maximum sales charge (load)
imposed on purchases	3.75%
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or	None5
redemption proceeds, whichever is lower)

Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges, within
30 days of purchase

Total annual fund operating expenses2
(deducted from Fund assets)

Management fees	0.70%
Distribution and service (12b-1) fees	0.25%
Other expenses	1.71%
Total annual fund operating expenses	2.66%
Fee waiver and/or expense reimbursement3	(1.41%)
Net expenses4	1.25%

Explanation of Fees and Expenses Table

1 The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Fund. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

2 Total annual fund operating expenses are based on expenses for the Fund's most recent fiscal year unless otherwise indicated. Expenses for Calvert Long-Term Income are based on projected expenses for the current fiscal year. Management fees include any administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor.

3 Calvert has agreed contractually to limit annual fund operating expenses through January 31, 2006. Net operating expenses for Class A of Calvert Short Duration Income Fund will not exceed 1.08%. Net operating expenses for Calvert Long-Term Income Fund will not exceed 1.25% for Class A. The Example on the following page reflects this expense limit, but only through the contractual date. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses (for instance, reorganization expenses), taxes and capital items (for instance, real property). The Fund has an expense offset arrangement with its custodian bank whereby the custodian and transfer agents fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses, after fee waivers.

4 The contractual expense cap is shown as "Net expenses." Normally, this is the maximum amount of operating expenses that may be charged to the Fund through January 31, 2006, subject to the qualifications discussed above in footnote 3. Only the Board of Trustees may terminate the contractual expense cap.

5 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% (0.50% for Calvert Short Duration Income) contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares--Class A").

6 A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 4 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 4% in the first year the shares are held, to 3% in the second, 2% in the third year, and 1% in the fourth year. There is no charge on redemptions of Class B shares held for more than four years. See "Calculation of Contingent Deferred Sales Charge."

7 A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge."

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:

-- You invest $10,000 in the Fund for the time periods indicated;

-- Your investment has a 5% return each year; and

-- The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Calvert Income Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$494	$745	$1,015	$1,786
Class B (with redemption)	$598	$812	$1,052	$1,900
Class B (no redemption)	$198	$612	$1,052	$1,900
Class C (with redemption)	$295	$603	$1,037	$2,243
Class C (no redemption)	$195	$603	$1,037	$2,243

Calvert Short Duration Income Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$382	$636	$910	$1,689
Class C (with redemption)	$299	$615	$1,057	$2,285
Class C (no redemption)	$199	$615	$1,057	$2,285

Calvert Long-Term Income Fund
	1 Year	3 Years
Class A	$498	$1,041

Principal Investment Strategies and Risks

The most concise description of each Fund's principal risk profile is under the earlier summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, along with their risks.

For each of the investment strategies listed, the following table shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table J Fund currently uses as a principal xN Allowed up to x% of Fund's net assets

Investment Strategies	Calvert Income Fund	Calvert Short Duration Income Fund	Calvert Long-Term Income Fund

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase a Fund's tax liability. Risks: Opportunity, Market, and Transaction.

	J	J	J

Hedging Strategies. The hedging technique of using short sales of U.S. Treasury securities may be used for the limited purposes of hedging interest rate risk. Risks: Correlation and Opportunity.	J	J	J

Conventional Securities

Foreign Securities. Securities issued by companies whose principal place of business is located outside the U.S. and not listed on any U.S. exchange. This includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information, and Political.

	30N	30N	30N

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market, and Credit.	J	J	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity, and Information.

	35N	35N	35N

Unrated debt securities. Bonds that have not been rated by an NRSRO, the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity, and Information.

	J	J	J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Risks: Liquidity, Market, and Transaction.	15N	15N	15N

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases, or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate, and Liquidity.

	J	J	J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity, and Interest Rate.

	J	J	J

The Funds have additional non-principal investment policies and restrictions (for example, options, futures contracts, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements, and short sales). These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Glossary of Principal Investment Risk Type

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer might not be available,

complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term (duration and/or maturity) securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

About Calvert

Calvert Asset Management Company, Inc., ("Calvert") (4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814), is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2004, Calvert had over $10 billion in assets under management.

Catherine Roy serves as Calvert's Chief Investment Officer, Fixed Income and oversees the investment strategy and management of Calvert's fixed income portfolios. This is Ms. Roy's 18th year in the securities industry.

Calvert uses a team approach to its management of the fixed-income portfolios. Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager. Matt Nottingham, CFA, is also a member of the fixed-income management team. Mr. Nottingham has 9 years of experience as an analyst, trader, and portfolio manager.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by the Funds for the most recent fiscal year, as a percentage of that Fund's average daily net assets. Note, the advisory fee does not include any administrative service fees.
Fund	Advisory Fee
Calvert Income Fund	0.39%
Calvert Short Duration Income Fund	0.35%
Calvert Long-Term Income Fund	0.40%1

1 Calvert Long-Term Income Fund has not operated for a full fiscal year. The contractual Advisory Fee is shown in the table above.

HOW TO BUY SHARES

Getting Started--Before You Open an Account

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then, decide which class of shares is best for you. You should make the decision carefully, based on:

-- the amount you wish to invest;

-- the length of time you plan to keep the investment; and

-- the Class expenses.

Choosing a Share Class

The Calvert Income Fund offers four different Classes (Class A, B, C and I). The Calvert Short Duration Income Fund offers three different Classes (Class A, C and I). Calvert Long-Term Income Fund offers Classes A and I. This prospectus offers Class A, B and C for the Calvert Income Fund, Class A and C for the Calvert Short Duration Income Fund and Class A for the Calvert Long-Term Income Fund. Class I ($1 million minimum) for each Fund is offered in a separate prospectus. The chart shows the difference in the Classes and the general types of investors who may be interested in each class (Note: the sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations):
Class A: Front-End Sales Charge	Class B: Deferred Sales Charge for 4 years	Class C: Deferred Sales Charge for 1 year

For all investors, particularly those investing a substantial amount who plan to hold the shares for a long period of time.	For investors who plan to hold the shares 4 years at a minimum. The expenses of this class are higher than Class A, because of the 12b-1 fee.	For investors who are investing for at least one year, but less than 4 years. The expenses of this Class are higher than Class A, because of the 12b-1 fee.

Sales charge on each purchase of 3.75% or less for Calvert Income and Calvert Long-Term Income (2.75% or less for Calvert Short Duration Income), depending on the amount you invest.	No sales charge on each purchase, but if you sell your shares within 4 years, you will pay a deferred sales charge of 4% or less on shares you sell.	No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.

Class A shares have an annual 12b-1 fee of up to 0.50%.	Class B shares have an annual 12b-1 fee of 1.00%.	Class C shares have an annual 12b-1 fee of 1.00%.

Class A shares have lower annual expenses than Class B and C due to a lower 12b-1 fee.	Your shares will automatically convert to Class A shares after 6 years, reducing your future annual expenses.	Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.

Once the total balance of your existing Class B holdings of Calvert's funds reaches or exceeds $100,000, you should make future investments in Class A or Class C shares, rather than Class B, since you will qualify for Class A sales load breakpoints/discount.

Once the total balance of your existing Class C holdings of Calvert's funds reaches or exceeds $1,000,000, you should make future investments in Class A since you will qualify to purchase Class A shares with no sales load.

Class A

If you choose Class A, you will pay a sales charge at the time of each purchase. Shares acquired through reinvestment of dividends or capital gain distribution are not subject to an initial sales charge.

This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the sales charge will be lower. For example, if you invest more than $50,0008 in Calvert Income Fund, or if your cumulative purchases or the value in your account is more than $50,000, then the sales charge is reduced to 3.00%.
Your investment in	Sales Charge %	% of Amt.
	of offering price	Invested
Calvert Income Fund
Less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None*	None*

Calvert Short Duration Income Fund
Less than $50,000	2.75%	2.83%
$50,000 but less than $100,000	2.25%	2.30%
$100,000 but less than $250,000	1.75%	1.78%
$250,000 but less than $500,000	1.25%	1.27%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None**	None**

Calvert Long-Term Income Fund
Less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None*	None*

8 This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Funds that impose sales charges.

* Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid by Calvert Distributors, Inc. are subject to a one year CDSC of 0.80%. (See the "Calculation of Contingent Deferred Sales Charge").

** Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid by Calvert Distributors, Inc. are subject to a one year CDSC of 0.50%. (See the "Calculation of Contingent Deferred Sales Charge").

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers.

Class B

If you choose Class B, there is no front-end sales charge like Class A, but if you sell the shares within the first 4 years, you will have to pay a "contingent deferred" sales charge ("CDSC"). This means that you do not have to pay the sales charge unless you sell your shares within the first 4 years after purchase. Keep in mind that the longer you hold the shares the less you will have to pay in deferred sales charges. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

Time Since Purchase	CDSC
1st year	4%
2nd year	3%
3rd year	2%
4th year	1%
After 5 years	None

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:

-- Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

-- Minimum required distributions from retirement plan accounts for shareholders 701/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

-- The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code ("Code").

-- Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees.

-- A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date or within 30 days of a redemption. This systematic withdraw plan requires a minimum account balance of $50,000 to be established.

Class C

If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. Class C may be a good choice for you if you plan to buy shares and hold them for at least 1 year, but not more than four years.

Reduced Sales Charges (Class A Only)

You may qualify for a reduced sales charge (sales load breakpoints / discount) through several purchase plans available. You must notify the Fund at the time of purchase in order to take advantage of the reduced sales charge. In addition, you are responsible for notifying your broker/dealer at the time of purchase as to the total amount of Calvert investments held by you and your family in order to take advantage of reduced sales charges. You may be required to provide to your broker/dealer or the Transfer Agent account statements regarding the amount of Calvert investments held. Information regarding sales load breakpoints / discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

In determining the applicable Class A sales load breakpoints/discount, you may take into account the higher of cost or current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group or other qualified group9 and through your retirement plan(s). You should retain any records necessary to substantiate the historical amounts you have invested because the Fund, the Transfer Agent, and financial intermediaries may not maintain this information. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

9 A "family group" includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.

A "qualified group" is one which:

1. has been in existence for more than six months, and

2. has a purpose other than acquiring shares at a discount, and

3. satisfies uniform criteria which enable CDI and broker/dealers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or broker/dealers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or broker/dealers. A pension plan is not a qualified group for rights of accumulation.

Letter of Intent

If you (or your group, as described above under Rights of Accumulation) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"). There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CDI of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the account is: (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by the Funds on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any Calvert Fund sold to: (i) current or retired Directors, Trustees, or Officers of the Calvert Funds, employees of Calvert and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for the Calvert Family of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) purchases made through a Registered Investment Advisor; (iv) trust departments of banks or savings institutions for trust clients of such bank or institution, and (v) purchases through a broker/dealer maintaining an omnibus account with the Fund, provided the purchases are made by: (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) regardless of whether an individual or omnibus account, and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker/dealer or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the Code, and "rabbi trusts."

There is no sales charge on shares of Calvert Income Fund, Calvert Short Duration Income Fund or Calvert Long-Term Income Fund purchased by the District of Columbia.

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from another Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.

Purchases Made at NAV

If you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege

If you redeem Class A or B shares and then within 90 days decide to reinvest in the same Fund, you may reinvest in Class A at the net asset value next computed after the reinvestment order is received, without a sales charge. Proceeds from Class B share redemptions where a contingent deferred sales charge was charged will be reinvested in Class A shares. You may use the reinstatement privilege only once. In order to take advantage of this one-time privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the SAI for further discussion of these services. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit A for more service fee and other information regarding arrangements wih broker/dealers.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by the Fund for the most recent fiscal year unless otherwise indicated. The amount paid by Calvert Long-Term Income Fund is based on an estimate for the current fiscal year. The fees are based on average daily net assets of the particular class.

Maximum Payable Under Plan / Amount Actually Paid

Calvert Income Fund

Class A: 0.50% / 0.25% Class B: 1.00% / 1.00%* Class C: 1.00% / 1.00%*

Calvert Short Duration Income Fund

Class A: 0.50% / 0.25% Class C: 1.00% / 1.00%*

Calvert Long-Term Income Fund

Class A: 0.50% / 0.25%

* For Classes B and C, 0.75% of that Fund's average daily net assets is for distribution services and 0.25% is for shareholder services.

Next Step -- Account Application

Complete and sign an application for each new account. Please specify which class you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account	Minimum Additional Investments
$2,000	$250

Please make your check payable

to the Fund and mail it to:
New Accounts:	Subsequent Investments:
(include application)	(include investment slip)
Calvert	Calvert
PO Box 219544	PO Box 219739
Kansas City, MO	Kansas City, MO
64121-9544	64121-9739

By Registered,	Calvert
Certified, or	c/o BFDS
Overnight Mail:	330 West 9th Street
Kansas City, MO 64105-1807

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. The Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Important -- How Shares are Priced

The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available for a particular security. Investments for which market quotations are not readily available are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally seeks to consider a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but purchases cannot be made due to the closure of the banking system.

When Your Account Will Be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments will be charged a service fee of $3. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in 'Good Order'"

OTHER CALVERT FEATURES / Policies

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit http://www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Funds require a signature guarantee to verify your signature, which may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of fund shares by fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at their discretion may reject any purchase or exchange request it believes to be market timing.

As stated under "How to Sell Shares" in this prospectus, retirement plan omnibus accounts are generally exempt from the redemption fee, unless the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and the omnibus account is not otherwise exempt from the fee. Even if a retirement plan omnibus account is exempt from the redemption fee, if the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further short-term trading by such participant(s) or plan.

Each Fund and CDI reserve the right at any time to reject any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000 per class. If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid in cash, by check or by Calvert Money Controller. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail you Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone -- call 800-368-2745

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Your letter should include your account number, name of the Fund/Class, and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in "Good Order"

All purchase orders and redemption requests must be received by the transfer agent in "good order." This means that your request must include:

-- The Fund name and account number.

-- The amount of the transaction (in dollars or shares).

-- Signatures of all owners exactly as registered on the account (for mail requests).

-- Signature guarantees (if required).*

-- Any supporting legal documentation that may be required.

-- Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Redemption Fee

Each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into that Fund.

The redemption fee will be waived in the following circumstances:

-- Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

-- Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

-- The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-- Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.

-- Redemption for the reallocation of purchases received under a systematic investment plan, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

-- Exchange or redemption transactions by accounts that the Fund or its transfer agent reasonably believes are maintained in a retirement plan omnibus account (e.g., a Fund account maintained by a retirement plan service provider where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by a party other than the Fund's transfer agent). However, the redemption fee will be imposed on a retirement plan omnibus account if (i) the Fund's transfer agent has been informed that the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and (ii) the omnibus account is not otherwise exempt from the fee.

In addition, the Fund reserves the right to waive or impose the redemption fee or withdraw waivers at its discretion. The Fund expects that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries and in connection with pending SEC redemption fee rules. Depending upon the nature of the Fund's shareholder accounts, a significant percentage of its shareholders may not be subject to the redemption fee.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five (5) fiscal years. The Fund's fiscal year end is September 30. Certain information reflects financial results for a single share by Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which were audited for 2002, 2003 and 2004 by KPMG LLP. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for periods presented prior to September 30, 2002, has been audited by other auditors.

Income Fund

Financial Highlights
		Years Ended
		September 30,	September 30,
Class A Shares		2004	2003
Net asset value, beginning		$17.53	$16.14
Income from investment operations
Net investment income		.53	.79
Net realized and unrealized gain		.65	1.48
Total from investment operations		1.18	2.27
Distributions from
Net investment income		(.54)	(.78)
Net realized gain		(.80)	(.10)
Total distributions		(1.34)	(.88)
Total increase (decrease) in net asset value		(.16)	1.39
Net asset value, ending		$17.37	$17.53

Total return*		7.03%	14.51%
Ratios to average net assets:
Net investment income		3.08%	4.69%
Total expenses		1.21%	1.21%
Expenses before offsets		1.21%	1.21%
Net expenses		1.20%	1.21%
Portfolio turnover		824%	1,046%
Net assets, ending (in thousands)		$2,309,621	$1,673,699

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$17.48	$16.66	$17.08
Income from investment operations
Net investment income	1.03	1.14	1.15
Net realized and unrealized gain (loss)	(.71)	.98	(.16)
Total from investment operations	.32	2.12	.99
Distributions from
Net investment income	(1.04)	(1.14)
In excess of net realized gain	--	--	(1.16)
Net realized gain	(.62)	(.16)	(.25)
Total distributions	(1.66)	(1.30)	(1.41)
Total increase (decrease) in net asset value	(1.34)	.82	(.42)
Net asset value, ending	$16.14	$17.48	$16.66

Total return*	1.93%	13.31%	6.11%
Ratios to average net assets:
Net investment income	6.21%	6.66%	7.47%
Total expenses	1.12%	1.10%	1.20%
Expenses before offsets	1.12%	1.10%	1.20%
Net expenses	1.11%	1.08%	1.17%
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$1,490,514	$945,671	$442,709

Income Fund

Financial Highlights
		Years Ended
		September 30,	September 30,
Class B Shares		2004	2003
Net asset value, beginning		$17.52	$16.13
Income from investment operations
Net investment income		.41	.66
Net realized and unrealized gain (loss)		.64	1.48
Total from investment operations		1.05	2.14
Distributions from
Net investment income		(.42)	(.65)
Net realized gain		(.80)	(.10)
Total distributions		(1.22)	(.75)
Total increase (decrease) in net asset value		(.17)	1.39
Net asset value, ending		$17.35	$17.52

Total return*		6.20%	13.67%
Ratios to average net assets:
Net investment income		2.37%	3.94%
Total expenses		1.95%	1.94%
Expenses before offsets		1.95%	1.94%
Net expenses		1.93%	1.94%
Portfolio turnover		824%	1,046%
Net assets, ending (in thousands)		$373,648	$369,355

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$17.47	$16.66	$17.06
Income from investment operations
Net investment income	.89	1.00	.97
Net realized and unrealized gain (loss)	(.71)	.98	(.17)
Total from investment operations	.18	1.98	.80
Distributions from
Net investment income	(.90)	(1.01)	(.95)
Net realized gain	(.62)	(.16)	(.25)
Total distributions	(1.52)	(1.17)	(1.20)
Total increase (decrease) in net asset value	(1.34)	.81	(.40)
Net asset value, ending	$16.13	$17.47	$16.66

Total return*	1.14%	12.38%	4.95%
Ratios to average net assets:
Net investment income	5.42%	5.74%	6.75%
Total expenses	1.94%	1.93%	2.15%
Expenses before offsets	1.94%	1.93%	2.15%
Net expenses	1.93%	1.91%	2.12%
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$321,562	$144,580	$31,646

Income Fund

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$17.52	$16.13	$17.47
Income from investment operations
Net investment income	.41	.67	.89
Net realized and unrealized gain (loss)	.64	1.48	(.71)
Total from investment operations	1.05	2.15	.18
Distributions from
Net investment income	(.42)	(.66)	(.90)
Net realized gain	(.80)	(.10)	(.62)
Total distributions	(1.22)	(.76)	(1.52)
Total increase (decrease) in net asset value	(.17)	1.39	(1.34)
Net asset value, ending	$17.35	$17.52	$16.13

Total return*	6.23%	13.72%	1.09%
Ratios to average net assets:
Net investment income	2.39%	3.98%	5.40%
Total expenses	1.92%	1.89%	1.97%
Expenses before offsets	1.92%	1.89%	1.97%
Net expenses	1.91%	1.88%	1.96%
Portfolio turnover	824%	1,046%	1,540%
Net assets, ending (in thousands)	$231,952	$194,686	$159,007

	Periods Ended
	September 30,	September 30,
Class C Shares	2001	2000**
Net asset value, beginning	$16.67	$16.59
Income from investment operations
Net investment income	.98	.15
Net realized and unrealized gain (loss)	.95	.11
Total from investment operations	1.93	.26
Distributions from
Net investment income	(.97)	(.18)
Net realized gain	(.16)	--
Total distributions	(1.13)	(.18)
Total increase (decrease) in net asset value	.80	.08
Net asset value, ending	$17.47	$16.67

Total return*	12.09%	1.58%
Ratios to average net assets:
Net investment income	5.32%	7.42% (a)
Total expenses	2.09%	2.16% (a)
Expenses before offsets	2.09%	2.16% (a)
Net expenses	2.06%	2.13% (a)
Portfolio turnover	2,645%	3,264%
Net assets, ending (in thousands)	$38,185	$1,179

Short Duration Income Fund

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002 ^
Net asset value, beginning	$16.58	$15.96	$15.00
Income from investment operations
Net investment income	.32	.39	.39
Net realized and unrealized gain	.36	1.00	.98
Total from investment operations	.68	1.39	1.37
Distributions from:
Net investment income	(.32)	(.39)	(.41)
Net realized gain	(.59)	(.38)	--
Total distributions	(.91)	(.77)	(.41)
Total increase (decrease) in net asset value	(.23)	.62	.96
Net asset value, ending	$16.35	$16.58	$15.96

Total return*	4.23%	9.04%	9.21%
Ratios to average net assets:
Net investment income	1.98%	2.43%	3.96% (a)
Total expenses	1.21%	1.27%	1.64% (a)
Expenses before offsets	1.09%	1.07%	.99% (a)
Net expenses	1.08%	1.06%	.98% (a)
Portfolio turnover	967%	2,078%	1,777%
Net assets, ending (in thousands)	$141,155	$92,600	$32,821

Short Duration Income Fund

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003^^
Net asset value, beginning	$16.54	$15.96
Income from investment operations
Net investment income	.18	.25
Net realized and unrealized gain	.36	.96
Total from investment operations	.54	1.21
Distributions from:
Net investment income	(.18)	(.25)
Net realized gain	(.59)	(.38)
Total distributions	(.77)	(.63)
Total increase (decrease) in net asset value	(.23)	.58
Net asset value, ending	$16.31	$16.54

Total return*	3.34%	7.81%
Ratios to average net assets:
Net investment income	1.12%	1.32%
Total expenses	1.96%	2.14%
Expenses before offsets	1.96%	2.14%
Net expenses	1.95%	2.12%
Portfolio turnover	967%	2,078%
Net assets, ending (in thousands)	$23,537	$14,283

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** From August 1, 2000, inception.

^ From January 31, 2002, inception.

^^ From October 1, 2002, inception.

See notes to financial statements.

EXHIBIT A

Service Fees and Arrangements with Brokers/Dealers

CDI, each Fund's underwriter, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of the amount invested for Class B and C) when you purchase shares of the Funds. CDI also pays broker/dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.

Maximum Commission/Service Fees
Calvert Income Fund
Class A*	Class B**	Class C***
3.00% / 0.25%	3.00% / 0.25%	1.00%/1.00%

Calvert Short Duration Income Fund
Class A*	Class C***
2.25% / 0.25%	1.00%/1.00%

Calvert Long-Term Income Fund
Class A*
3.00% / 0.25%

*Class A service fee begins to accrue in 1st month after purchase

**Class B service fee begins to accrue in 13th month.

***Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in 13th month.

Occasionally, CDI may reallow to dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to brokers/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay broker/dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more.

Calvert Income Fund and Calvert Long-Term Income Fund

Where paid, the finder's fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% on $2 to $3 million, 0.40% on $3 to $50 million, 0.20% on $50 to $100 million and 0.12% over $100 million.

Calvert Short Duration Income Fund

Where paid, the finder's fee is 0.50% of the NAV purchase amount on the first $2 million, 0.40% on $2 to $3 million, 0.25% on $3 to $50 million, 0.125% on $50 to $100 million and 0.075% over $100 million.

If a finder's fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder's fee within one year, then CDI will recoup the difference in the finder's fee from the broker/dealers. Purchases of shares at NAV for accounts on which a finders fee has been paid are subject to a one-year CDSC of 0.80% (0.50% for Calvert Short Duration Income Fund). All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To Open an Account:

800-368-2748

Performance and Prices:

www.calvert.com

Calvert Information Network

24 hours, 7 days a week

800-368-2745

Service for Existing Accounts:

Shareholders 800-368-2745

Brokers 800-368-2746

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Calvert Web-Site

www.calvert.com

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert

4550 Montgomery Ave.

Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-368-2745

Calvert Web-Site

www.calvert.com

You can review information about the Funds at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File No.: 811-3416


Prospectus

January 31, 2005

Class I (Institutional) Shares

-- Calvert Social Investment Fund (CSIF) Balanced Portfolio

-- CSIF Equity Portfolio

-- Calvert Social Index Fund

-- CSIF Enhanced Equity Portfolio

-- Calvert Large Cap Growth Fund

-- Calvert Capital Accumulation Fund

-- Calvert World Values International Equity Fund

-- Calvert New Vision Small Cap Fund

-- Calvert Small Cap Value Fund

-- Calvert Mid Cap Value Fund

-- CSIF Bond Portfolio

-- Calvert Income Fund

-- Calvert Short Duration Income Fund

-- Calvert Long-Term Income Fund

PROSPECTUS

January 31, 2005

About the Funds
Investment Objective, Strategy,
Principal Risks, Past Performance	1
Fees and Expenses	22
Investment Strategies and Risks	24

About Social Investing
Investment Selection Process	30
Socially Responsible Investment Criteria	30
High Social Impact Investments	32
Special Equities	32
Manager Discovery Program	32
Shareholder Advocacy and Social Responsibility	32

About Your Investment
About Calvert	33
Subadvisors and Portfolio Managers	33
Advisory Fees	35
How to Open an Account	35
Important -- How Shares are Priced	35
When Your Account Will be Credited	36
Other Calvert Features / Policies
(Exchanges, Market Timing Policy, Minimum Account Balance, etc.)	36
Dividends, Capital Gains and Taxes	37
How to Sell Shares	38
Financial Highlights	39

Note: Class I shares may not be available in all Funds. Please call 1-800-327-2109 for availability.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CSIF Balanced

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal investment strategies

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds. CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion reflects an active trading strategy, seeking total return.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The market prices of stocks or bonds decline

-- The individual stocks and bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct

-- For the fixed-income securities held in the Fund, the credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer. Note:

securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government

-- For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar

-- The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 1000 Index and the Lehman U.S. Credit Index, widely recognized, unmanaged indexes of common stock and bond prices, respectively. It also shows the Fund's returns compared to the Lipper Balanced Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used after June 30, 2003. Because Class A has higher expenses, its performance is lower than the Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Balanced Total Return

Best Quarter: (of period shown )	Q2 '03;	10.00%
Worst Quarter: (of period shown)	Q3 '01;	-10.47%

	1 year	5 years	Since
			Inception1
CSIF Balanced:
Return before taxes	7.29%	0.69%	1.98%
Return after taxes on
distributions	7.16%	-0.49%	0.61%
Return after taxes on
distributions and sale
of Fund shares	4.97%	-0.04%	1.01%
Russell 1000 Index	11.40%	-1.76%	1.70%
Lehman U.S. Credit Index	5.24%	8.63%	7.25%
Lipper Balanced Funds Avg.	7.93%	2.01%	3.53%

1 Since inception of Class I shares (2/28/99).

(Indices reflect no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

CSIF Equity

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal investment strategies

The Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Equity Total Return

Best Quarter: (of period shown )	Q4 '01;	15.31%
Worst Quarter: (of period shown)	Q3 '02;	-16.10%

Average annual total returns (as of 12--31--04)

	1 year	5 years	Since
			Inception
			(11/1/99)
CSIF Equity:
Return before taxes	7.33%	5.01%	6.98%
Return after taxes on
distributions	7.33%	4.66%	6.39%
Return after taxes on
distributions and sale
of Fund shares	4.76%	4.18%	5.82%
S&P 500 Index	10.87%	-2.30%	-1.15%
Lipper Multi-Cap Core
Funds Avg.	11.05%	0.38%	*

* For comparison purposes to Lipper, performance for the Fund as of 11/30/99 is: Return before taxes 6.24%; Return after taxes on distributions 5.64%; Return after taxes on distributions and sale of Fund shares 5.16%; and the performance for Lipper Multi-Cap Core Funds Avg. is 1.71%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Social Index Fund

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social IndexTM, which measures the investment return of large- and mid-capitalization stocks.

Principal investment strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in each stock in the Index in about the same proportion as represented in the Index itself.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2004, there were 627 companies in the Index, though this number will change over time due to company mergers or changes due to Calvert's evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest companies. The Index is also reviewed quarterly to adjust for social criteria, sector weightings against the 40% limitation on exposure to any one sector, share adjustments, etc.

The socially responsible criteria are described in the section "Socially Responsible Investment Criteria." Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:

-- The stock market or the Calvert Social Index goes down

-- An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly.

-- The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index. It also shows the Fund's returns compared to the Lipper Large-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Calvert Social Index Fund

Total Return

Best Quarter: (of period shown )	Q2 '03;	16.34%
Worst Quarter: (of period shown)	Q3 '02;	-17.65%

Average annual total returns (as of 12--31--04)

	1 year	Since Inception
		(6/30/00)
Calvert Social Index Fund
Return before taxes	8.13%	-5.17%
Return after taxes on
distributions	7.79%	-5.37%
Return after taxes on
distributions and sale
of Fund shares	5.74%	-4.41%
Calvert Social Index	8.55%	-4.84%
Lipper Multi-Cap Core
Funds Avg.	11.05%	-0.36%

(Index reflects no deduction for fees, expenses or taxes.)

CSIF Enhanced Equity

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal investment strategies

The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $14 billion.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value and momentum of market sentiment. These three measures combine to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market or the Russell 1000 Index goes down

-- The individual stocks in the Fund or the enhanced equity modeling portfolio do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The Fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its own investment and social criteria - will not be able to match the performance of the index exactly.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Index

The Subadvisor expects the annual tracking error, relative to the return of the Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows performance of the Class I shares for each calendar year. The table compares the Fund's performance over time to that of the Russell 1000 Index TR, a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Large- Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. There have been periods when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used after January 18, 2002. Because Class A has higher expenses, its performance is lower than the Class I would have realized in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Enhanced Equity

Total Return

Best Quarter: (of period shown )	Q4 '99;	14.72%
Worst Quarter: (of period shown)	Q3 '02;	-16.05%

Average annual total returns (as of 12--31--04)

	1 year	5 years	Since
			Inception
			(4/15/98)
CSIF Enhanced Equity:
Return before taxes	9.47%	-0.55%	3.50%
Return after taxes on
distributions	9.41%	-0.83%	3.19%
Return after taxes on
distributions and sale
of Fund shares	6.24%	-0.68%	2.77%
Russell 1000 Index TR	11.40%	-1.76%	3.04%
Lipper Large-Cap
Core Funds Avg.	7.78%	-3.45%	*

* For comparison purposes to Lipper, performance for the Fund as of 4/30/98 is: Return before taxes 3.68%; Return after taxes on distributions 3.35%; Return after taxes on distributions and sale of Fund shares 2.91%; and the performance for Lipper Large-Cap Core Funds Avg. is 1.43%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Large Cap Growth

Investment Objective

Calvert Large Cap Growth Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks of companies which meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500 Index. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

A secondary portfolio strategy is the use of exchange-traded, "traditional" stock index options and futures. These investments help to keep the long-term average market risk of the Fund roughly equal to the market itself. At any one point in time, however, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; it does not try to leverage overall market risk in the long term.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The use of stock index futures and options could add to, rather than decrease, risk

-- The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Multi-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. Performance results prior to 10/31/00 for Class I Shares of Calvert Large Cap Growth Fund reflect the performance of Bridgeway since its inception on 8/5/94. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Large Cap Growth

Total Return

Best Quarter: (of period shown )	Q4 '99;	40.66%
Worst Quarter: (of period shown)	Q1 '01;	-22.53%

Average annual total returns (as of 12--31--04)

	1 year	5 years	10 years
Large Cap Growth:
Return before taxes	17.37%	-2.37%	13.42%
Return after taxes on
distributions	17.37%	-2.90%	12.73%
Return after taxes on
distributions and sale
of Fund shares	11.29%	-2.22%	11.71%
S&P 500 Index	10.87%	-2.30%	12.07%
Lipper Multi-Cap
Growth Funds Avg.	17.37%	-7.51%	10.42%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Capital Accumulation

Objective

Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal investment strategies

Investments are primarily in the common stocks of mid-size companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). The Fund currently defines mid-cap companies as those within the range of market capitalizations of the Russell Mid Cap Growth Index. Most companies in the Index have a capitalization of $500 million to $15 billion. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell Midcap Growth Index. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual returns of mutual funds that have an investment goal similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003. Because Class A has higher expenses, its performance is lower than the Class I would realize in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Capital Accumulation

Total Return

Best Quarter: (of period shown )	Q4 '01;	22.61%
Worst Quarter: (of period shown)	Q3 '01;	-24.74%

Average annual total returns (as of 12--31--04)

	1 year	5 years	Since
			Inception
			(2/28/99)
Capital Accumulation:
Return before taxes	9.40%	0.46%	2.95%
Return after taxes on
distributions	9.40%	-0.23%	2.15%
Return after taxes on
distributions and sale
of Fund shares	6.11%	0.43%	2.42%
Russell Midcap
Growth Index	15.48%	-3.36%	4.63%
Lipper Multi-Cap
Growth Funds Avg.	10.71%	-7.51%	0.55%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert World Values (CWVF)

International Equity

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal investment strategies

The Fund invests primarily in non-U.S. large cap stocks using a core investment approach. The Fund will generally hold stocks of companies from the constituent countries of Morgan Stanley Capital International (MSCI) EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index.

No more than 5% of fund net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock markets (including those outside the U.S.) go down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the MCSI EAFE Index GD. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CWVF International Equity

Total Return

Best Quarter: (of period shown)	Q2 '03;	17.38%
Worst Quarter: (of period shown)	Q3 '01;	-17.04%

Average Annual Total Returns (as of 12--31--04)

	1 year	5 years	Since
			Inception
			(2/28/99)
CWVF International Equity:
Return before taxes	18.29%	-2.96%	2.36%
Return after taxes on
distributions	18.04%	-3.38%	1.73%
Return after taxes on
distributions and sale
of Fund shares	12.22%	-2.63%	1.75%
MSCI EAFE Index GD	20.70%	-0.80%	3.98%
Lipper International Multi-Cap
Core Funds Avg.	18.75%	-1.32%	4.93%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert New Vision Small Cap

Objective

New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meets the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result

-- Prices of small-cap stocks may respond to market activity differently than larger more established companies and can be more volatile than that of larger issuers.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index TR. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. There have been periods during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A (not offered in this prospectus) performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the periods January 18, 2002 through January 30, 2003, and March 12, 2003 through July 31, 2003. Because Class A has higher expenses, its performance is lower than the Class I would realize in the same period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year New Vision Small Cap

Total Return

Best Quarter: (of period shown)	Q1 '00;	18.68%
Worst Quarter: (of period shown)	Q3 '02;	-21.69%

Average Annual Total Returns (as of 12--31--04)

	1 year	5 years	Since
			Inception
			(2/28/99)
New Vision Small Cap:
Return before taxes	11.85%	7.99%	12.82%
Return after taxes on
distributions	11.36%	7.02%	12.01%
Return after taxes on
distributions and sale
of Fund shares	8.36%	6.43%	10.90%
Russell 2000 Index TR	18.33%	6.61%	10.53%
Lipper Small-Cap Core
Funds Avg.	18.34%	10.33%	13.49%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Small Cap Value

Objective

Calvert Small Cap Value seeks to provide long-term capital appreciation primarily through investment in small company U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of smaller company stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes)will be invested in the common stocks of small companies, which Calvert quantifies as having a market capitalization of $2 billion or less at the time of initial purchase. The Fund identifies the common stocks of undervalued companies with long-term growth potential. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and what it views as the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down.

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-- Prices of small-cap stocks may respond to market activity differently than larger more established companies, and can be more volatile than that of larger issuers.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

There are no performance tables because the Fund has had less than one calendar year of operations.

Calvert Mid Cap Value

Objective

The Fund will seek primarily to provide long-term capital appreciation through investment in mid-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value. The Fund will offer opportunities for long-term capital appreciation with a moderate degree of risk through a mix of mid-sized company stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of mid-size companies within the range of market capitalizations of the Russell MidCap Value Index where companies have a capitalization of $300 million to $15 billion.

The Advisor defines the mid cap category based upon the constitution of the Russell MidCap Value Index, which has the market capitalization range stated above as of September 10, 2004. The Russell MidCap Value Index undergoes an annual reconstitution. The annual index reconstitution as well as the general nature of an index means that the constitution of the Russell MidCap Value Index will vary due to market changes, which can also affect the market capitalization range. Any changes to the constitution and market capitalization of the Russell MidCap Value Index will cause the Advisor's universe of stocks and range of market capitalizations to change accordingly. The Advisor may also purchase companies outside of the Russell MidCap Value Index.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation). Generally, the advisor sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

-- The stock market goes down.

-- The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- The market may not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

-- The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.

-- Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

There are no performance tables because the Fund has had less than one calendar year of operations.

CSIF Bond

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal investment strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 80% of its net assets (including borrowings for investment purposes) in fixed-income securities of any quality, with at least 65% of its net assets in investment grade debt securities rated A or above. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by U.S. corporations and U.S. municipalities, and U.S. Agencies including the Federal national Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social impact. See "Investment Selection Process."

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year CSIF Bond Total Return

Best Quarter: (of period shown)	Q1 '01;	7.83%
Worst Quarter: (of period shown)	Q2 '04;	-1.71%

Average Annual Total Returns (as of 12--31--04)

	1 year	Since
		Inception
		(3/31/00)
CSIF Bond:
Return before taxes	6.61%	8.27%
Return after taxes on
distributions	5.84%	7.50%
Return after taxes on
distributions and sale
of Fund shares	5.76%	7.43%
Lehman U.S. Credit Index	5.24%	8.78%
Lipper Corporate Debt Funds
A-Rated Average	4.09%	6.87%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Income

Objective

Calvert Income Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and other income producing securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman U.S. Credit Index. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Calvert Income Total Return

Best Quarter: (of period shown)	Q1 '01;	8.02%
Worst Quarter: (of period shown)	Q2 '04;	-1.53%

Average Annual Total Returns (as of 12--31--04)

	1 year	5 years	Since
			Inception
			(2/28/99)
Calvert Income:
Return before taxes	5.83%	9.08%	8.96%
Return after taxes on
distributions	5.26%	8.21%	8.13%
Return after taxes on
distributions and sale
of Fund shares	5.40%	8.16%	8.09%
Lehman U.S. Credit Index	5.24%	8.63%	7.25%
Lipper Corporate Debt Funds
BBB-Rated Avg.	5.11%	7.53%	6.43%

(Indices reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Short Duration Income

Objective

Calvert Short Duration Income Fund seeks to maximize income to the extent consistent with preservation of capital, through investment in short term bonds and other income producing securities.

Principal investment strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization ("NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

Under normal circumstances, the Fund's average portfolio duration will range from one to three years. Duration is a measure of the expected average life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows performance of the Class I shares for each calendar year. The table compares the Fund's performance over time to that of the Lehman 1-5 Year Credit Index TR. It also shows the Fund's returns compared to the Lipper Short Investment Grade Debt Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from these shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Year-by-Year Calvert Short Duration Income Total Return

Best Quarter: (of period shown )	Q2 '03;	3.41%
Worst Quarter: (of period shown)	Q3 '03;	1.37%

Average Annual Total Returns (as of 12--31--04)

	1 year	Since
		Inception
		(2/26/02)
Short Duration Income Fund:
Return before taxes	4.15%	7.67%
Return after taxes on
distributions	3.51%	6.65%
Return after taxes on
distributions and sale
of Fund shares	3.64%	6.42%
Lehman 1-5 Year Credit
Index TR	2.45%	5.55%
Lipper Short Investment Grade
Debt Funds Average	1.35%	*

* For comparison purposes to Lipper, performance for the Fund as of 2/28/02 is: Return before taxes 7.60%; Return after taxes on distributions 6.57%; Return after taxes on distributions and sale of Fund shares 6.35%; and the performance for Lipper Short Investment Grade Debt Funds Avg. is 2.87%.

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

Calvert Long-Term Income

Objective

Calvert Long-Term Income Fund seeks to maximize income to the extent consistent with preservation of capital, through investments in longer dated securities.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB or higher by Standard & Poor's or an equivalent rating by a nationally recognized statistical rating organization (''NRSRO"), including, Moody's Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. There is no limit on the amount of unrated securities that may be purchased.

With a change in rating of a debt security, the Advisor will review the fundamentals with the credit research team and determine their position on the credit, given their fundamental outlook for the credit and the price at which the bonds now trade. This is consistent with the Advisor's relative value approach to investing in all securities. A downgrade/upgrade is not an automatic signal to sell/buy.

The Fund invests principally in bonds issued by the U.S. Treasury and its Agencies, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, U.S. corporations and U.S. municipalities. The Fund also can invest in asset-backed securities of U.S. issuers.

The Fund may invest in mortgage-backed securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs).The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

The Fund may invest up to 35% of its net assets in below-investment grade debt securities (commonly known as "junk bonds"), including bonds rated in default. A debt security is below investment grade when assigned a credit quality rating below BBB by Standard & Poor's or an equivalent rating by an NRSRO, or if unrated, considered to be of comparable credit quality by the Fund's Advisor. Junk bonds are considered speculative securities.

The Fund may also invest up to 30% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. bank and traded in the U.S. as domestic shares. The certificates represent the number of foreign securities the U.S. bank holds in the country of origin.

The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.

Under normal circumstances, the Fund will have a 10-year dollar weighted average portfolio maturity.

The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

The Fund may also use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high-quality, liquid securities.

See the "Investment Practices" Table and the SAI for further discussion of these types of investments.

The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed their comparables, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor's opinion, have weakened, when considering credit risk and the overall economic outlook.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:

-- The market prices of bonds decline

-- The credit quality of the securities deteriorates, which could lead to default or bankruptcy of the issuer.

-- The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue Fannie Maes and Freddie Macs, respectively. Securities issued by government-sponsored entities such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

-- The individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks and/or the Fund's portfolio management practices do not work to achieve their desired result.

-- There is the risk that changes in interest rates will adversely affect the value of an investor's securities.

-- The Advisor's allocation among different sectors of the bond market does not perform as well as expected

-- The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

-- The Fund may be subject to the risk of prepayment where anticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

-- The Fund may be subject to the risk of extension, where an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

-- The Fund may be subject to currency risk, which may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the US dollar and the respective foreign currency.

-- Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, and are subject to greater price volatility and may be illiquid.

-- For the bonds in default (rated "D" by Standard & Poor's or the equivalent by an NRSRO) held in the Fund, there are extremely poor prospects for ever attaining any real investment standing and thus, there is the risk that there may not be a full recovery.

-- For corporate and municipal bonds as well as for collateralized loan obligations and collateralized debt obligations held in the Fund, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.

-- For the foreign debt securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

-- ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter, and the Fund may invest in either sponsored or unsponsored ADRs. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. The risks of ADRs include the underlying credit risk associated with each credit, individual country risky and currency risk.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Bar Chart and Performance Table

There are no performance tables because the Fund has had less than one calendar year of operations.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Annual Fund operating expenses are deducted from Fund assets.

CSIF Balanced

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.55%
Distribution and service (12b-1) fees	None
Other expenses	0.33%
Total annual fund operating expenses	0.88%
Fee waiver and/or expense reimbursement3	(0.16%)
Net expenses	0.72%

CSIF Equity

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.60%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.68%

Calvert Social Index Fund

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.325%
Distribution and service (12b-1) fees	None
Other expenses	0.735%
Total annual fund operating expenses	1.06%
Fee waiver and/or expense reimbursement3	(0.685%)
Net expenses	0.375%

CSIF Enhanced Equity

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.70%
Distribution and service (12b-1) fees	None
Other expenses	0.31%
Total annual fund operating expenses	1.01%
Fee waiver and/or expense reimbursement3	(0.20%)
Net expenses	0.81%

Calvert Large Cap Growth

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.91%
Distribution and service (12b-1) fees	None
Other expenses	0.81%
Total annual fund operating expenses	1.72%
Fee waiver and/or expense reimbursement3	(0.71%)
Net expenses	1.01%

Capital Accumulation

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.48%
Total annual fund operating expenses	1.23%
Fee waiver and/or expense reimbursement3	(0.37%)
Net expenses	0.86%
CWVF International Equity

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.90%
Distribution and service (12b-1) fees	None
Other expenses	0.33%
Total annual fund operating expenses	1.23%
Fee waiver and/or expense reimbursement3	(0.13%)
Net expenses	1.10%

Calvert New Vision Small Cap

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses	0.29%
Total annual fund operating expenses	1.14%
Fee waiver and/or expense reimbursement3	(0.22%)
Net expenses	0.92%
Calvert Small Cap Value

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses	0.55%
Total annual fund operating expenses	1.40%
Fee waiver and/or expense reimbursement3	(0.48%)
Net expenses	0.92%

Calvert Mid Cap Value

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.56%
Total annual fund operating expenses	1.31%
Fee waiver and/or expense reimbursement3	(0.45%)
Net expenses	0.86%
CSIF Bond

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	0.61%

Calvert Income

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.49%
Distribution and service (12b-1) fees	None
Other expenses	0.07%
Total annual fund operating expenses	0.56%

Calvert Short Duration Income

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	0.61%

Calvert Long-Term Income

Shareholder Fees
(fees paid directly from your account)
Redemption fee1	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
redemptions, including exchanges,
within 5 days of purchase.

Annual Fund Operating Expenses2
(deducted from fund assets)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	1.41%
Total annual fund operating expenses	1.91%
Fee waiver and/or expense reimbursement3	(1.11%)
Net expenses	0.80%

Explanation of Fees and Expenses Table

1 The redemption fee applies to redemptions, including exchanges, within 5 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use certain types of consultants are excluded from the Class I redemption fee. The fee is deducted from the redemption proceeds. It is payable to the Fund. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund.

2 Total annual fund operating expenses are based on the Fund's most recent fiscal year unless otherwise indicated. Expenses for CSIF Balanced, CSIF Enhanced Equity, Calvert Small Cap Value, Calvert Mid Cap Value and Calvert Long-Term Income are based on estimates for the current fiscal year. Management fees include the Subadvisory fees paid by the Advisor ("Calvert"), or in the case of Calvert Large Cap Growth, the Fund, to the Subadvisor, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index.

3 Calvert has agreed to contractually limit annual Fund operating expenses for all of the Funds' Class I shares (other than CSIF Equity, CSIF Bond, Calvert Income and Calvert Short Duration Income) through January 31, 2006. Only the Board of Trustees/Directors may terminate the contractual expense cap. The contractual expense cap is shown as "Net expenses", except for Calvert Large Cap Growth whose cap is 0.90%, exclusive of any performance fee adjustment. The amount shown in the table reflects a positive 0.11% performance fee adjustment. Calvert has further agreed to limit annual Fund operating expenses for Calvert Large Cap Growth at 1.50% through January 31, 2014. The example on the following page reflects these expense limits but only through the contractual date. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses (for instance, reorganization expenses), performance fee adjustments, taxes and capital items (for instance, real property). Each Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses, after fee waivers.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that:

-- You invest $1,000,000 in the Fund for the time periods indicated;

-- Your investment has a 5% return each year;

-- You redeem all shares at the end of the periods; and

-- The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be as follows if the Class I shares are held for 1, 3, 5 or 10 years:

	1 year	3 years	5 years	10 years
CSIF Balanced	$7,354	$26,471	$47,196	$106,958
CSIF Equity	6,947	21,754	37,868	84,653
Calvert Social Index Fund	3,837	26,900	51,816	123,221
CSIF Enhanced Equity	8,270	30,164	53,841	121,810
Calvert Large Cap Growth	10,302	42,600	77,199	174,865
Capital Accumulation	8,778	35,371	64,008	145,596
CWVF International Equity	11,215	37,747	66,317	147,717
Calvert New Vision Small Cap	9,388	34,043	60,638	136,645
Calvert Small Cap Value	9,388	39,589	--	--
Calvert Mid Cap Value	8,788	37,079	--	--
CSIF Bond	6,234	19,535	34,029	76,213
Calvert Income	5,724	17,947	31,279	70,146
Calvert Short Duration Income	6,237	19,535	34,029	76,213
Calvert Long-Term Income	8,168	49,212	--	--

Principal Investment Strategies and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment strategies listed, the table below shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table
J Fund currently uses as a principal
investment strategy
q Permitted, but not a principal
investment strategy
(% of assets allowable, if restricted)
8 Not permitted
xN Allowed up to x% of Fund's net assets
xT Allowed up to x% of Fund's total assets
N/A not applicable to this type of fund

A CSIF Balanced

B CSIF Equity

C Calvert Social Index Fund

D CSIF Enhanced Equity

E Large Cap Growth

F Capital Accumulation

G CWVF International Equity

H Calvert New Vision Small Cap

I Calvert Small Cap Value

K Calvert Mid Cap Value

L CSIF Bond

M Calvert Income

N Calvert Short Duration Income

O Calvert Long-Term Income

Investment Practices	A	B	C	D	E	F	G	H	I	K	L	M	N	O

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

	J	q	q	q	q	q	q	q	q	q	J	J	J	J

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

	q	q	q	q	q	q	q	q	q	q	q	q	q	q

Hedging Strategies. The hedging technique of using short sales of U.S. Treasury securities may be used for the limited purpose of hedging interest rate risk. Any short sales are "covered" with an equivalent amount of high quality, liquid securities. Risks: Correlation and Opportunity.	8	8	8	8	8	8	8	8	8	8	8	J	J	J

Conventional Securities
Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

	J	J	J	J	J	J	J	J	J	J	N/A	N/A	N/A	N/A

Foreign securities. Securities issued by companies whose principal place of business is located outside the U.S. and not listed on any U.S. exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.	25N	25N	5N1	8	10N	25N	J	15T2	10N	10N	25N	30N	30N	30N

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

	q	q	q	N/A	q	q	q	J	J	q	N/A	N/A	N/A	N/A

Investment grade bonds. Bonds rated BBB/Baa or higher by an NRSRO, or comparable unrated bonds. Risks: Interest Rate, Market and Credit.	J	q	N/A	N/A	q	q	q	q	q	q	J	J	J	J

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	20N3	20N3	N/A	N/A	20N	10N3	5N3	5N3	q	q	35N3	35N	35N	35N

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

	J	q	q	N/A	q	q	q	q	q	q	J	J	J	J

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N

Initial Public Offerings ("IPOs") IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund's stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

	q	q	N/A	N/A	q	q	q	q	q	q	N/A	N/A	N/A	N/A

Unleveraged Derivative Securities

Asset-backed securities. Securities are backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

	J	q	N/A	N/A	q	q	q	q	q	q	J	J	J	J

Mortgage-backed securities. Securities are backed by pools of mortgages, including senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

	J	q	N/A	N/A	q	q	q	q	q	q	J	J	J	J

Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.	q	q	N/A	N/A	q	q	q	q	q	q	q	q	q	q

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.	q	q	N/A	N/A	q	5T	5T	8	q	q	q	5T	5T	5T

Leveraged Derivative Instruments

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

	5T4	5T4	N/A	5T4	5T4	5T4	5T4	5T4	5T4	5T4	5T4	q	q	q

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5	5N5

Structured securities. Indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities, and others. These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Risks: Credit, Interest Rate, Extension, Prepayment, Market, Leverage, Liquidity and Correlation.

	q	N/A	N/A	N/A	N/A	q	N/A	N/A	N/A	N/A	q	q	q	q

1 Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the Index. The Index (and hence the Fund) may include securities issued by companies located outside the U.S. but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

2 New Vision Small Cap may invest only in American Depository Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on US exchanges. See the SAI.

3 Excludes any high social impact investments.

4 Based on net premium payments.

5 Based on initial margin required to establish the position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales.) These policies and restrictions are discussed in the SAI.

Glossary of Investment Risk Type

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current market rate, which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

Index funds are not actively managed by investment advisors who buy and sell securities based on research and analysis in an attempt to outperform a particular benchmark or the market as a whole. Rather, index funds simply attempt to mirror what the target index does, for better or for worse. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market.

To track its target index as closely as possible, the Calvert Social Index Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds, by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process (not applicable to Calvert Income Fund, Calvert Short Duration Income Fund, and Calvert Long-Term Income Fund)

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for all Funds must meet the minimum standards for all its financial and social criteria. Investment decisions on whether a company meets that Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, Calvert believes that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Calvert believes that those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, Calvert New Vision Small Cap, Calvert Small Cap Value and Calvert Mid Cap Value:

The Funds seek to invest in companies that:

-- Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

-- Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

-- Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-- Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-- Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-- Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

-- Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Funds seek to avoid investing in companies that:

-- Are the subject of serious labor related actions by federal, state or local regulatory agencies.

-- Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-- Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

-- Have a pattern and practice of violating the rights of indigenous peoples.

-- Have harmful or unethical business practices.

-- Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-- Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

-- Manufacture tobacco products.

-- Are significantly involved in the manufacture of weapons.

-- Are significantly involved in the manufacture of alcoholic beverages.

-- Have direct involvement in gambling operations.

-- Have poor corporate governance or engage in harmful or unethical business practices.

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert World Values International Equity

The spirit of CWVF International Equity's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities. Due to these factors, the CWVF International Equity social investment standards are less stringent than those of CSIF.

CWVF International Equity seeks to invest in companies that:

-- Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services.

-- Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.

-- Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

-- Respect indigenous peoples and their territories, cultures, environment, and livelihood.

-- Produce or market products and services that are safe and enhance the health or quality of life of consumers.

-- Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

-- Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

CWVF International Equity seeks to avoid investing in companies that:

-- Directly contribute to the systematic denial of basic human rights.

-- Demonstrate a pattern of employing forced, compulsory or child labor.

-- Have poor environmental records, do not comply with local environmental regulations or, in Calvert's judgment, significantly contribute to environmental problems, regardless of local compliance; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

-- Have poor corporate governance or engage in harmful or unethical business practices.

-- Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

-- Derive more than 10% of revenues from the production of weapons systems.

-- Derive more than 10% of revenues from the production of tobacco or alcohol products.

Special Investment Programs

As part of Calvert's and our shareholders' ongoing commitment to providing and fostering innovative initiatives, certain of the Funds invest a small percentage of their respective assets in special investment programs -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.

High Social Impact Investments

CSIF Balanced, Bond and Equity, Calvert World Values International Equity, Capital Accumulation, New Vision Small Cap, Calvert Social Index Fund, Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity and CSIF Bond, Calvert Social Index Fund, Large Cap Growth, New Vision Small Cap, Small Cap Value and Mid Cap Value and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, the Funds believe that these investments have a significant social return through their impact in our local communities. High Social Impact Investments are valued under the direction of the Funds' Boards.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. For this reason, the Fund limits the amount of such investments to only 1% of Fund assets, and will not engage in this program until reaching $50 million in assets.

Special Equities

CSIF Balanced, CSIF Equity, Calvert World Values International Equity and Capital Accumulation

Each of these funds has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction of the Funds' Boards. The Calvert Social Index Fund may engage in this program upon reaching $50 million in assets. Special Equities investments are limited to only 1% of the Calvert Social Index Fund's assets, and to 10% of the assets of each of CSIF Balanced, CSIF Equity, CWVF International Equity and Capital Accumulation.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of the CSIF Balanced Portfolio. The program allocates up to 5% of the CSIF Balanced Portfolio assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the equity portion of the CSIF Balanced Portfolio. The Manager Discovery Program brings a dynamic new perspective to the Portfolio, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

CALVERT ASSET MANAGEMENT COMPANY, INC. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual fund portfolios since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2004, Calvert had over $10 billion in assets under management.

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios. This is Mr. Falci's 18th year in the securities industry.

Catherine Roy serves as Calvert's Chief Investment Officer, Fixed Income and oversees the investment strategy and management of Calvert fixed income portfolios. This is Ms. Roy's 18th year in the securities industry.

Calvert uses a team approach to its management of the fixed-income portfolios. Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager. Matt Nottingham, CFA, is also a member of the fixed-income management team. Mr. Nottingham has 9 years of experience as an analyst, trader, and portfolio manager.

Subadvisors and Portfolio Managers

BROWN CAPITAL MANAGEMENT, INC., 1201 North Calvert Street, Baltimore, Maryland 21202, has managed part of the equity investments of Capital Accumulation since 1994. In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation. He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company.

SSgA FUNDS MANAGEMENT, INC. (SSgA FM), One Lincoln Street, Boston, MA 02111, is a subsidiary of State Street Corporation. SSgA FM has managed equity assets in CSIF Balanced since March 2002 and CSIF Enhanced Equity since its inception in April 1998.

SSgA FM's portfolio management team for both CSIF Enhanced Equity and CSIF Balanced is headed by senior portfolio manager, Arlene Rockefeller, CFA. Arlene is a Senior Principal of State Street Global Advisors and heads the Global Enhanced Equities Group. Arlene specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Arlene is a member of the SSgA Investment Committee, the Investment Board of the Tuckerman Group, and a member of the Senior Management Group. Arlene joined SSgA in 1982 with 5 years of experience in investment research.

Arlene holds a Bachelors degree in Statistics and a Masters degree in Informational Science from the University of Chicago. She also holds a Masters of Business Administration degree, with honors, from Boston University and is a Chartered Financial Analyst.

ATLANTA CAPITAL MANAGEMENT COMPANY, LLC, Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Grantham, Mayo, Van Otterloo & Co. LLC (GMO); 40 Rowes Wharf, Boston, Massachusetts, 02110 has managed the Calvert World Values International Equity Fund since 2002.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio. Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

AWAD ASSET MANAGEMENT, INC. (AWAD), 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed Large Cap Growth (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994. John Montgomery, founder and President of Bridgeway Capital Management, Inc., is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. Mr. Montgomery began applying these methods to his own investments in 1985. He left the transportation industry at the end of 1991 to perform full time research on his investment models.

World Asset Management, LLC, 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for the Calvert Social Index Fund. It has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the Fund since inception.

Profit Investment Management, 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, has managed a portion of the equity assets of CSIF Balanced since late 2002. Profit is a part of Calvert's Manager Discovery Program.

Eugene A. Profit founded Profit Investment Management in 1996. He serves as president and chief investment officer, as well as portfolio manager of the Profit Value Fund. He holds a BA in economics from Yale University.

New Amsterdam Partners LLC, 475 Park Avenue South, 20th Floor, New York, New York 10016. Since June 30, 2004, New Amsterdam Partners LLC has managed a portion of the equity assets of CSIF Balanced.

The portfolio management team is headed by the firm's founder and majority owner, Michelle Clayman, CFA. Ms. Clayman founded the firm in 1986. Prior to starting the firm she was employed by Salomon Brothers as a Vice President and Supervisory Analyst in the Equity Research Department. She holds a degree in Philosophy, Politics and Economics from Oxford and an MBA from Stanford. She is also an active member of the Society of Quantitative Analysts and the Institute of Chartered Financial Analysts.

Nathaniel Paull, CFA, is a Senior Portfolio Manager who has been a member of the investment team since 1996. Mr. Paull earned a B.A. in Economics from the University of Hartford and an MBA in Finance from New York University. Prior to joining the firm, Mr. Paull was a portfolio manager at Brown Brothers Harriman & Co.

Union Heritage Capital Management, LLC, 211 West Fort Street, Suite 615, Detroit, Michigan, 48226. Union Heritage Capital Management, LLC has managed a portion of the equity assets of CSIF Balanced since mid 2004. Union Heritage is part of Calvert's Manager Discovery Program.

Derek T. Batts, JD, leads the portfolio management team and is chair of the Investment Policy Committee. Mr. Batts founded the firm in 1990. Prior to starting the firm, Mr. Batts was Vice-President and Chief Financial Officer of K.B. & A., a financial consulting firm. Mr. Batts is a founder and shareholder of SBK-Brooks Investment Corp., an institutional brokerage and investment banking firm.

Channing Capital Management, LLC, 10 South LaSalle Street, Suite 2650, Chicago, IL 60603, has managed Small Cap Value and Mid Cap Value since their inception in October 2004.

Eric Taylor McKissack heads the portfolio management team for both Small Cap Value and Mid Cap Value. He is a co-founder, Chairman of the Board, President, Chief Executive Officer and Chief Investment Officer of Channing Capital, which was launched in January 2004. Mr. McKissack received his BS degree in Management from the Massachusetts Institute of Technology and attended the graduate business program at the University of California at Berkeley. He was also awarded the Chartered Financial Analyst designation by AIMR. Mr. McKissack was formerly Vice-Chairman and Co-Chief Investment Officer of Ariel Capital Management, Inc., through September 2002. Prior to this, he worked for five years as a research analyst for First Chicago Corporation and First Chicago Investment Advisors.

Each of the Funds (other than Large Cap Growth) has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) Note, the advisory fee does not include administrative services fees.

CSIF Balanced	.425%1
CSIF Equity	.50%
Calvert Social Index Fund	.225%
CSIF Enhanced Equity	.60%1
Calvert Large Cap Growth	.88%2
Capital Accumulation	.65%
CWVF International Equity	.75%
Calvert New Vision Small Cap	.75%
Calvert Small Cap Value	.75%3
Calvert Mid Cap Value	.65%3
CSIF Bond	.35%
Calvert Income	.39%
Calvert Short Duration Income	.35%
Calvert Long-Term Income	.40%3

1 CSIF Enhanced Equity Class I and CSIF Balanced Class I did not have investors during the past fiscal year. The contractual Advisory Fees for those Funds are .60% and .425%, respectively.

2 This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance fee adjustment ("Performance Fee"), which shall vary with the Fund's performance over a "performance period" as compared to a "benchmark index" and will range from a minimum of -0.25% to a maximum of +0.25% based on the extent to which performance exceeds or trails the S&P 500 Index. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month, and for purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period.

3 Calvert Small Cap Value, Calvert Mid Cap Value, and Calvert Long-Term Income have not operated for a full fiscal year. The contractual Advisory Fees for those funds are shown in the table above.

How to Open an Account

Complete and sign an application for each new account. Be sure to specify Class I. All purchases must be made by bankwire, National Securities Clearing Corporation (NSCC) or ACH funds transfer, in U.S. dollars. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account: $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Portfolio to reopen, at no additional expense to other Classes in the Portfolio; where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time); for discretionary wrap programs; for omnibus accounts purchasing for a fund of funds; and for certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. The Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Important - How Shares are Priced

The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Generally, portfolio securities and other assets are valued based on market quotations.

The Advisor determines when a market quotation is not readily available for a particular security. Investments for which market quotations are not readily available are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, the Board generally seeks to consider a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If significant events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Significant fluctuations in domestic or foreign markets may constitute a significant event. Significant events also may stem from occurrences not tied directly to the securities market, such as natural disasters, armed conflicts, or significant governmental actions.

CWVF International Equity has retained a third-party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). Each Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veteran's Day, when the NYSE is open and the Fund is open but purchases cannot be made due to the closure of the banking system.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

When Your Account Will be Credited

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in 'Good Order'."

Other Calvert Features / Policies

Calvert Information Network

For 24 hour performance and account information call

800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Telephone Transactions

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund.

Exchange requests will not be accepted on any day Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Funds are designed for long-term investment and not as frequent or short-term trading ("market timing") vehicles. The Funds discourage frequent purchases and redemptions of fund shares by fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, each Fund's Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transactions costs; forced and unplanned portfolio turnover; time-zone arbitration for securities traded on foreign markets; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at their discretion may reject any purchase or exchange request it believes to be market timing.

As stated under "How to Sell Shares" in this prospectus, retirement plan omnibus accounts are generally exempt from the redemption fee, unless the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and the omnibus account is not otherwise exempt from the fee. Even if a retirement plan omnibus account is exempt from the redemption fee, if the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further short-term trading by such participant(s) or plan.

Each Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund. If due to redemptions, the account falls below the minimum, your account may be closed and the proceeds mailed to the address of record. You will be given a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

Dividends, Capital Gains, and Taxes

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Calvert Income	Paid monthly
Calvert Short Duration Income	Paid monthly
Calvert Long-Term Income	Paid monthly
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Large Cap Growth	Paid annually
Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
Calvert New Vision Small Cap	Paid annually
Calvert Small Cap Value	Paid annually
Calvert Mid Cap Value	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Funds whose shares you have sold or exchanged in the past year will mail you Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

How to Sell Shares

You may redeem all or a portion of your shares on any day your Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The investor will also bear any market risks associated with the security until the security can be sold. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Request in "Good Order"

All requests (both purchase and redemption requests) must be received by the transfer agent in "good order." This means that your request must include:

-- The Fund name and account number

-- The amount of the transaction (in dollars or shares).

-- Signatures of all owners exactly as registered on the account (for mail requests).

-- Signature guarantees (if required).*

-- Any supporting legal documentation that may be required.

-- Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. Class I redemptions must be made by bankwire, NSCC or ACH funds transfer. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Redemption Fee

Each Fund charges a 2% redemption fee on redemptions, including exchanges, within 5 days of purchase into that Fund.

The redemption fee will be waived in the following circumstances:

-- Accounts of foundations, endowments, state and local governments, and those that use consultants.

-- Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the federal Social Security Administration.

-- Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

-- The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

-- Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.

-- Redemption for the reallocation of purchases received under a systematic investment plan, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

The Fund does not charge a redemption fee on exchange or redemption transactions by accounts that the Fund or its transfer agent reasonably believes are maintained in a retirement plan omnibus account (e.g., a Fund account maintained by a retirement plan service provider where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by a party other than the Fund's transfer agent). However, the redemption fee will be imposed on a retirement plan omnibus account if (i) the Fund's transfer agent has been informed that the service provider maintaining the omnibus account has the systematic capability of assessing the redemption fee at the individual or participant account level and (ii) the omnibus account is not otherwise exempt from the fee.

In addition, the Fund reserves the right to waive or impose the redemption fee or withdraw waivers at its discretion. The Fund expects that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries and in connection with pending SEC redemption fee rules. Depending upon the nature of the Fund's shareholder accounts, a significant percentage of its shareholders may not be subject to the redemption fee.

Financial Highlights

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund's financial statements, which for 2002, 2003, and 2004 were audited by KPMG LLP. Their report, along with a Fund's financial statements, is included in the Fund's annual report, which is available upon request. The information for years presented prior to September 30, 2002, has been audited by other auditors.

Balanced Portfolio

Financial Highlights

		Periods Ended
	June 30,	September 30,	September 30
Class I Shares	2003 (y)	2002	2001
Net asset value, beginning	$21.33	$24.35	$33.10
Income from investment operations
Net investment income	.38	.68	.94
Net realized and unrealized gain (loss)	2.49	(3.01)	(6.31)
Total from investment operations	2.87	(2.33)	(5.37)
Distributions from
Net investment income	(.33)	(.69)	(.98)
Net realized gains	--	--	(2.40)
Total distributions	(.33)	(.69)	(3.38)
Total increase (decrease) in net asset value	2.54	(3.02)	(8.75)
Net asset value, ending	$23.87	$21.33	$24.35

Total return*	13.63%	(9.87%)	(17.33%)
Ratios to average net assets:
Net investment income	2.25%	2.77%	3.55%
Total expenses	.72%	.72%	.67%
Expenses before offsets	.72%	.72%	.67%
Net expenses	.72%	.71%	.66%
Portfolio turnover	140%	192%	214%
Net assets, ending (in thousands)	$0	$26,612	$29,399

		Periods Ended
		September 30,	September 30,
Class I Shares		2000	1999##
Net asset value, beginning		$32.13	$32.52
Income from investment operations
Net investment income		.88	.52
Net realized and unrealized gain (loss)		3.12	(.35)
Total from investment operations		4.00	.17
Distributions from
Net investment income		(.99)	(.56)
Net realized gains		(2.04)	--
Total distributions		(3.03)	(.56)
Total increase (decrease) in net asset value		.97	(.39)
Net asset value, ending		$33.10	$32.13

Total return*		12.97%	.52%
Ratios to average net assets:
Net investment income		2.97%	2.54% (a)
Total expenses		.71%	.74% (a)
Expenses before offsets		.71%	.74% (a)
Net expenses		.69%	.73% (a)
Portfolio turnover		184%	175%
Net assets, ending (in thousands)		$49,530	$13,458

Equity Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$29.94	$24.12	$27.91
Income from investment operations
Net investment income	.07	.05	.08
Net realized and unrealized gain (loss)	2.35	5.79	(2.99)
Total from investment operations	2.42	5.84	(2.91)
Distributions from
Net realized gains	--	(.02)	(.88)
Total increase (decrease) in net asset value	2.42	5.82	(3.79)
Net asset value, ending	$32.36	$29.94	$24.12

Total return*	8.08%	24.24%	(11.17%)
Ratios to average net assets:
Net investment income	.25%	.32%	.36%
Total expenses	.68%	.70%	.81%
Expenses before offsets	.68%	.70%	.80%
Net expenses	.68%	.70%	.80%
Portfolio turnover	17%	29%	28%
Net assets, ending (in thousands)	$93,347	$62,951	$8,844

		Years Ended
		September 30,	September 30,
Class I Shares		2001	2000 ####
Net asset value, beginning		$33.15	$28.64
Income from investment operations
Net investment income		.11	.05
Net realized and unrealized gain (loss)		(3.72)	6.29
Total from investment operations		(3.61)	6.34
Distributions from
Net realized gains		(1.63)	(1.83)
Total increase (decrease) in net asset value		(5.24)	4.51
Net asset value, ending		$27.91	$33.15

Total return*		(11.49%)	23.10%
Ratios to average net assets:
Net investment income		.36%	.16% (a)
Total expenses		1.07%	1.18% (a)
Expenses before offsets		.82%	.86% (a)
Net expenses		.80%	.80% (a)
Portfolio turnover		43%	49%
Net assets, ending (in thousands)		$2,501	$2,826

Calvert Social Index Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004 (z)	2003	2002
Net asset value, beginning	$9.67	$7.56	$9.73
Income from investment operations
Net investment income	.10	.09	.06
Net realized and unrealized gain (loss)	.87	2.06	(2.18)
Total from investment operations	.97	2.15	(2.12)
Distributions from:
Net investment income	(.05)	(.04)	(.05)
Total distributions	(.05)	(.04)	(.05)
Total increase (decrease) in net asset value	0.92	2.11	(2.17)
Net asset value, ending	$10.59	$9.67	$7.56

Total return*	10.03%	28.46%	(21.99%)
Ratios to average net assets:
Net investment income	1.02%	1.01%	.73%
Total expenses	1.06%	1.19%	1.20%
Expenses before offsets	.39%	.39%	.39%
Net expenses	.38%	.38%	.38%
Portfolio turnover	14%	7%	9%
Net assets, ending (in thousands)	$1,231	$4,518	$3,622

	Periods Ended
	September 30,	September 30,
Class I Shares	2001	2000 #
Net asset value, beginning	$14.81	$15.00
Income from investment operations
Net investment income	.08	.03
Net realized and unrealized gain (loss)	(5.12)	(.22)
Total from investment operations	(5.04)	(.19)
Distributions from:
Net investment income	(.04)	--
Total distributions	(.04)	--
Total increase (decrease) in net asset value	(5.08)	(.19)
Net asset value, ending	$9.73	$14.81

Total return*	(34.08%)	(1.27%)
Ratios to average net assets:
Net investment income	.72%	.77% (a)
Total expenses	1.18%	1.21% (a)
Expenses before offsets	.48%	.62% (a)
Net expenses	.38%	.38% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$4,249	$19,750

Enhanced Equity Portfolio

Financial Highlights

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002(x)	2001	2000
Net asset value, beginning	$14.84	$20.04	$16.89
Income from investment operations
Net investment income	.02	.07	.07
Net realized and unrealized gain (loss)	1.62	(5.13)	3.13
Total from investment operations	1.64	(5.06)	3.20
Distributions from
Net investment income	--	--	(.05)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	1.64	(5.20)	3.15
Net asset value, ending	$16.48	$14.84	$20.04

Total return*	11.08%	(25.40%)	18.94%
Ratios to average net assets:
Net investment income	.53% (a)	.38%	.37%
Total expenses	1,022.38%(a)	1.00%	.95%
Expenses before offsets	.77% (a)	.82%	.83%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	10%	39%	43%
Net assets, ending (in thousands)	$0	$1	$22,163

		Periods Ended
		September 30,	September 30,
Class I Shares		1999	1998 **
Net asset value, beginning		$13.54	$15.00
Income from investment operations
Net investment income		.11	.04
Net realized and unrealized gain (loss)		3.29	(1.50)
Total from investment operations		3.40	(1.46)
Distributions from
Net investment income		(.05)	----
Total increase (decrease) in net asset value		3.35	(1.46)
Net asset value, ending		$16.89	$13.54

Total return*		25.09%	(9.73%)
Ratios to average net assets:
Net investment income		.65%	.54% (a)
Total expenses		.91%	1.03% (a)
Expenses before offsets		.81%	.81% (a)
Net expenses		.75%	.75% (a)
Portfolio turnover		56%	27%
Net assets, ending (in thousands)		$18,652	$14,897

CALVERT LARGE CAP GROWTH

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$21.46	$16.44	$19.30
Income from investment operations
Net investment income (loss)	(.06)	(.10)	(.01)
Net realized and unrealized gain (loss)	3.55	5.12	(2.85)
Total from investment operations	3.49	5.02	(2.86)
Total increase (decrease) in net asset value	3.49	5.02	(2.86)
Net asset value, ending	$24.95	$21.46	$16.44

Total return*	16.26%	30.54%	(14.82%)
Ratios to average net assets:
Net investment income (loss)	(.30%)	(.46%)	(.05%)
Total expenses	1.72%	2.07%	1.81%
Expenses before offsets	1.02%	1.10%	.82%
Net expenses	1.01%	1.08%	.79%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$6,280	$3,828	$3,574

	Periods Ended
	September 30,	June 30,	June 30,
Class I Shares	2001***	2001	2000
Net asset value, beginning	$23.37	$36.09	$26.45
Income from investment operations
Net investment income	--	.01	(.12)
Net realized and unrealized gain (loss)	(4.07)	(9.12)	10.03
Total from investment operations	(4.07)	(9.11)	9.91
Distributions from
Net realized gain	--	(3.61)	(.27)
Total distributions	--	(3.61)	(.27)
Total increase (decrease) in net asset value	(4.07)	(12.72)	9.64
Net asset value, ending	$19.30	$23.37	$36.09

Total return*	(17.42%)	(27.80%)	37.60%
Ratios to average net assets:
Net investment income (loss)	(.02%) (a)	.02%	(.37%)
Total expenses	2.13% (a)	2.05%	2.13%
Expenses before offsets	.79% (a)	1.10%	1.50%
Net expenses	.70% (a)	1.06%	1.50%
Portfolio turnover	31%	122%	71%
Net assets, ending (in thousands)	$5,043	$6,208	$7,385

CALVERT CAPITAL ACCUMULATION

Financial Highlights

	Periods Ended
	September 30,	September 30,
CLASS I SHARES	2004	2003^^
Net asset value, beginning	$19.88	$18.79
Income from investment operations
Net investment income (loss)	(.09)	(.03)
Net realized and unrealized gain (loss)	2.06	1.12
Total from investment operations	1.97	1.09
Total increase (decrease) in net asset value	1.97	1.09
Net asset value, ending	$21.85	$19.88

Total return*	9.91%	5.80%
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.50%) (a)
Total expenses	1.23%	1.23% (a)
Expenses before offsets	.86%	.87% (a)
Net expenses	.86%	.86% (a)
Portfolio turnover	101%	66%
Net assets, ending (in thousands)	$955	$529

		Periods Ended
	January 18,	September 30,	September 30,
CLASS I SHARES	2002(x)	2001	2000
Net asset value, beginning	$20.84	$36.84	$25.99
Income from investment operations
Net investment income (loss)	(.05)	(.23)	(.12)
Net realized and unrealized gain (loss)	4.20	(10.53)	11.48
Total from investment operations	4.15	(10.76)	11.36
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	4.14	(16.00)	10.85
Net asset value, ending	$24.98	$20.84	$36.84

Total return*	19.92%	(34.61%)	44.25%
Ratios to average net assets:
Net investment income (loss)	(0.64%) (a)	(0.67%)	(0.39%)
Total expenses	1,316.21%(a)	33.47%	1.20%
Expenses before offsets	.80% (a)	2.19%	.86%
Net expenses	.80% (a)	.80%	.80%
Portfolio turnover	9%	71%	116%
Net assets, ending (in thousands)	$0	$1	$108

CALVERT WORLD VALUES INTERNATIONAL EQUITY

Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2004 (z)	2003
Net asset value, beginning		$15.17	$12.38
Income from investment operations
Net investment income		.27	.22
Net realized and unrealized gain (loss)		2.19	2.63
Total from investment operations		2.46	2.85
Distributions from:
Net investment income		(.18)	(.06)
Net realized gains		--	--
Total distributions		(.18)	(.06)
Total increase (decrease) in net asset value		2.28	2.79
Net asset value, ending		$17.45	$15.17

Total return*		16.25%	23.12%
Ratios to average net assets:
Net investment income (loss)		1.60%	1.65%
Total expenses		1.23%	1.39%
Expenses before offsets		1.11%	1.09%
Net expenses		1.10%	1.09%
Portfolio turnover		72%	71%
Net assets, ending (in thousands)		$48,420	$18,026

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$13.97	$22.03	$21.99
Income from investment operations
Net investment income	.16	.18	.16
Net realized and unrealized gain (loss)	(1.67)	(6.86)	.84
Total from investment operations	(1.51)	(6.68)	1.00
Distributions from:
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	(1.59)	(8.06)	.04
Net asset value, ending	$12.38	$13.97	$22.03

Total return*	(10.93%)	(32.25%)	4.10%
Ratios to average net assets:
Net investment income (loss)	1.05%	1.09%	.90%
Total expenses	1.27%	1.19%	1.28%
Expenses before offsets	1.06%	1.07%	1.12%
Net expenses	1.05%	1.05%	1.05%
Portfolio turnover	106%	93%	76%
Net assets, ending (in thousands)	$5,943	$22,085	$10,114

CALVERT NEW VISION SMALL CAP

Financial Highlights

		Periods Ended
	September 30,	September 30,	March 12,
Class I Shares	2004	2003(w)	2003(v)
Net asset value, beginning	$16.46	$16.20	$13.25
Income from investment operations
Net investment income (loss)	.02	--	--
Net realized and unrealized gain (loss)	2.78	.26	(1.29)
Total from investment operations	2.80	.26	(1.29)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	2.80	.26	(1.29)
Net asset value, ending	$19.26	$16.46	$11.96

Total return*	17.01%	1.60%	(9.74%)
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.11%) (a)	(.31%) (a)
Total expenses	1.14%	1.01% (a)	1.12% (a)
Expenses before offsets	0.93%	.93% (a)	.93% (a)
Net expenses	0.92%	.92% (a)	.92% (a)
Portfolio turnover	54%	5%	9%
Net assets, ending (in thousands)	$2,878	$1,130	$0

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002(x)	2001	2000
Net asset value, beginning	$15.76	$18.77	$13.57
Income from investment operations
Net investment income (loss)	(.02)	.04	(.03)
Net realized and unrealized gain (loss)	2.16	(1.63)	5.23
Total from investment operations	2.14	(1.59)	5.20
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	1.77	(3.01)	5.20
Net asset value, ending	$17.53	$15.76	$18.77

Total return*	13.58%	(8.65%)	38.32%
Ratios to average net assets:
Net investment income (loss)	(.35%) (a)	.25%	(.14%)
Total expenses	1,179.31% (a)	64.09%	1.64%
Expenses before offsets	.70% (a)	3.71%	.98%
Net expenses	.70% (a)	.82%	.82%
Portfolio turnover	11%	66%	113%
Net assets, ending (in thousands)	$0	$1	$46

Bond Portfolio

Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2004	2003
Net asset value, beginning		$16.29	$15.81
Income from investment operations
Net investment income		.55	.67
Net realized and unrealized gain (loss)		.48	.66
Total from investment operations		1.03	1.33
Distributions from
Net investment income		(.55)	(.65)
Net realized gains		(.44)	(.20)
Total distributions		(.99)	(.85)
Total increase (decrease) in net asset value		.04	.48
Net asset value, ending		$16.33	$16.29

Total return*		6.62%	8.74%
Ratios to average net assets:
Net investment income		3.41%	4.14%
Total expenses		.61%	.61%
Expenses before offsets		.61%	.61%
Net expenses		.60%	.60%
Portfolio turnover		244%	395%
Net assets, ending (in thousands)		$17,324	$17,527

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000###
Net asset value, beginning	$16.39	$15.39	$15.56
Income from investment operations
Net investment income	.87	1.11	.60
Net realized and unrealized gain (loss)	.02	.99	(.18)
Total from investment operations	.89	2.10	.42
Distributions from
Net investment income	(.91)	(1.10)	(.59)
Net realized gains	(.56)	--	--
Total distributions	(1.47)	(1.10)	(.59)
Total increase (decrease) in net asset value	(.58)	1.00	(.17)
Net asset value, ending	$15.81	$16.39	$15.39

Total return*	5.83%	14.12%	2.83%
Ratios to average net assets:
Net investment income	5.44%	6.82%	7.85% (a)
Total expenses	.69%	1.28%	1.19% (a)
Expenses before offsets	.61%	.62%	.65% (a)
Net expenses	.60%	.60%	.60% (a)
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$12,764	$1,473	$1,028

CALVERT INCOME FUND

Financial Highlights

		Years Ended
		September 30,	September 30,
Class I Shares		2004	2003
Net asset value, beginning		$17.53	$16.13
Income from investment operations
Net investment income		.64	.89
Net realized and unrealized gain		.64	1.49
Total from investment operations		1.28	2.38
Distributions from
Net investment income		(.65)	(.88)
Net realized gain		(.80)	(.10)
Total distributions		(1.45)	(.98)
Total increase (decrease) in net asset value		(.17)	1.40
Net asset value, ending		$17.36	$17.53

Total return*		7.65%	15.31%
Ratios to average net assets:
Net investment income		3.74%	5.22%
Total expenses		.56%	.57%
Expenses before offsets		.56%	.57%
Net expenses		.56%	.56%
Portfolio turnover		824%	1,046%
Net assets, ending (in thousands)		$67,736	$54,842

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000
Net asset value, beginning	$17.46	$16.63	$17.06
Income from investment operations
Net investment income	1.06	1.22	1.26
Net realized and unrealized gain (loss)	(.66)	.97	(.21)
Total from investment operations	.40	2.19	1.05
Distributions from
Net investment income	(1.11)	(1.20)	(1.23)
Net realized gain	(.62)	(.16)	(.25)
Total distributions	(1.73)	(1.36)	(1.48)
Total increase (decrease) in net asset value	(1.33)	.83	(.43)
Net asset value, ending	$16.13	$17.46	$16.63

Total return*	2.46%	13.81%	6.48%
Ratios to average net assets:
Net investment income	6.70%	7.40%	7.78%
Total expenses	.61%	.68%	.82%
Expenses before offsets	.61%	.68%	.75%
Net expenses	.60%	.66%	.72%
Portfolio turnover	1,540%	2,645%	3,264%
Net assets, ending (in thousands)	$33,782	$14,311	$13,954

CALVERT SHORT DURATION INCOME FUND

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002 ^
Net asset value, beginning	$16.61	$15.97	$15.40
Income from investment operations
Net investment income	.41	.46	.41
Net realized and unrealized gain	.35	1.01	.54
Total from investment operations	.76	1.47	.95
Distributions from:
Net investment income	(.41)	(.45)	(.38)
Net realized gain	(.59)	(.38)	--
Total distributions	(1.00)	(.83)	(.38)
Total increase (decrease) in net asset value	(.24)	.64	.57
Net asset value, ending	$16.37	$16.61	$15.97

Total return*	4.73%	9.53%	6.27%
Ratios to average net assets:
Net investment income	2.46%	2.88%	4.22% (a)
Total expenses	.61%	.65%	.76% (a)
Expenses before offsets	.61%	.65%	.76% (a)
Net expenses	.60%	.63%	.75% (a)
Portfolio turnover	967%	2,078%	1,777%
Net assets, ending (in thousands)	$24,369	$27,188	$18,807
  Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** From April 15, 1998 inception.

*** Three month audited period.

(v) Class I shares resumed on January 30, 2003 when the Calvert Social Investment Funds's Technology Portfolio merged into the Calvert New Vision Small Cap Fund. Subsequently, the last remaining shareholder redeemed on March 12, 2003.

(w) Class I shares resumed upon shareholder investment on July 31, 2003.

(x) The last remaining shareholder in Class I redeemed on January 18, 2002.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) Per share figures are calculated using the Average Shares Method.

^ From February 27, 2002 inception.

^^ Class I resumed upon shareholder investment on June 3, 2003.

# From June 30, 2000 inception.

## From March 1, 1999 inception.

### From March 31, 2000 inception.

#### From November 1, 1999 inception.

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of each Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group, Ltd.

4550 Montgomery Ave., Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-327-2109

Calvert Web-Site

www.calvert.com

You can review information about the Funds at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334 (CSIF)

no. 811- 06563 (CWVF International Equity and Capital Accumulation)

no. 811- 3416 (New Vision Small Cap, Calvert Income, Calvert Short Duration Income and Calvert Long-Term Income)

no. 811-09877 (Calvert Social Index Fund)

no. 811-10045 (Calvert Large Cap Growth, Calvert Small Cap Value and Calvert Mid Cap Value)



THE CALVERT FUND

Calvert Income Fund

Calvert Short Duration Income Fund

Calvert Long-Term Income Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2005

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the applicable Fund's (collectively referred to as the "Funds") Prospectuses dated January 31, 2005. Calvert Income Fund's and Calvert Short Duration Income Fund's audited financial statements included in the most recent Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Calvert Long-Term Income Fund began operations on December 31, 2004 and does not yet have an Annual Report to Shareholders. The prospectuses for the Funds and the most recent shareholder report for Calvert Income Fund and Calvert Short Duration Income Fund may be obtained free of charge by writing the respective Fund at the above address, or calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Non-Principal Investment Policies and Risks and Supplemental Information on Principal Investment Policies and Risks	2
Investment Restrictions	9
Dividends, Distributions, and Taxes	10
Net Asset Value	11
Calculation of Yield and Total Return	12
Purchase and Redemption of Shares	15
Trustees and Officers	15
Investment Advisor	21
Administrative Services Agent	23
Method of Distribution	23
Transfer and Shareholder Servicing Agents	26
Portfolio Transactions	26
Portfolio Holdings Disclosure	27
Personal Securities Transactions	28
Proxy Voting Disclosure	28
Process for Delivering Shareholder Communications to the Board of Trustees	29
Independent Registered Public Accountants and Custodians	29
General Information	29
Control Persons and Principal Holders of Securities	30
Fund Service Providers	33
Appendix A -- Proxy Voting Guidelines
Appendix B -- Letter of Intent
Appendix C -- Corporate Bond & Commercial Paper Ratings

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS AND SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of investment policies and risks applies to each of the Funds, unless otherwise noted.

PRINCIPAL RISKS

U.S. Government-Sponsored Obligations

The Funds may invest in Fannie Maes, Freddie Macs and other U.S. Government-sponsored obligations.

Fannie Maes and Freddie Macs. Fannie Maes and Freddie Macs are issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), respectively. Unlike Government National Mortgage Association ("GNMA") certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the United States ("U.S.") Government. FNMA's guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC's guarantee is backed by reserves set aside to protect holders against losses due to default.

U.S. Government-Backed Obligations

The Funds may invest in U.S. Treasury obligations and other U.S. Government-backed obligations.

U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Other U.S. Government Obligations. The Funds may invest in other obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality may not be backed by the full faith and credit of the United States.)

Issuer Non-Diversification Risk

Each Fund is non-diversified and may focus its investments on a small number of issuers. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer than funds that are "diversified". Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. The Funds may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are U.S. dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, the Funds may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Funds may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund enters into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Collateralized Mortgage Obligations

Each of the Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fully collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. Government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Thus there should be sufficient collateral to secure the CMOs that remain outstanding even if the issuer does not supply additional collateral.

FHLMC has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

Short Sales

Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix C for a description of the ratings.) A Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in each Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

NON-PRINCIPAL RISKS

International Money Market Instruments

Each Fund may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. Such obligations are not insured by the Federal Deposit Insurance Corporation. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidences of ownership of portfolio securities may be held outside of the United States, and the Fund may be subject to the risks associated with the holding of such property overseas.

Temporary Defensive Positions

For temporary defensive purposes -- which may include a lack of adequate purchase candidates or an unfavorable market environment -- the Funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds' investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Repurchase Agreements

Each of the Funds may purchase debt securities subject to repurchase agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Funds' Board of Trustees. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may bear a maturity in excess of one year, repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Funds may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio securities to a bank or securities dealer and agree to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. A Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. A Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements, and then only in an amount up to 33 1/3% of the value of their total assets.

During the time a reverse repurchase agreement is outstanding, a Fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

A Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Funds may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Funds' Board of Trustees. In addition, a Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

Options and Futures Contracts

Covered Options. Each of the Funds may engage in the writing of covered call options in standard contracts traded on national securities exchanges or quoted on NASDAQ, provided that: (1) the Fund continues to own the securities covering each call option until the call option has been exercised or until the Fund has purchased a closing call to offset its obligation to deliver securities pursuant to the call option it had written; and (2) the market value of all securities covering call options in the Fund does not exceed 35% of the market value of the Fund's net assets. The Funds may also write secured put options against U.S. Government-backed obligations and uses a variety of other investment techniques, seeking to hedge against changes in the general level of interest rates, including the purchase of put and call options on debt securities and the purchase and sale of interest rate futures contracts and options on such futures. The Funds will not engage in such transactions for the purpose of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

A Fund will not engage in options or futures transactions unless it receives appropriate regulatory approvals permitting the Fund to engage in such transactions. The Funds observe the following operating policy, which may be changed without the approval of a majority of the outstanding shares: a Fund may purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value. (See non-fundamental investment restriction number 2.)

Covered Options on Debt Securities. Each of the Funds may write "covered options" on debt securities in standard contracts traded on national securities exchanges and in the over-the-counter market. A Fund will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

The Funds may write only "covered options." This means that, in the case of call options, so long as a Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, the Fund will, through the custodian, deposit and maintain with a securities depository U.S. Treasury obligations with a market value equal to or greater than the exercise price of the option.

Characteristics of Covered Options. When a Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option.

When a Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

A Fund may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

Expiration of a put or call option or entry into a closing purchase transaction will result in a short-term capital gain, unless the cost of a closing purchase transaction exceeds the premium received by a Fund when it initially wrote the option, in which case a short-term capital loss will result. If the purchaser exercises a put or call option, the Fund will realize a gain or loss from the sale of the security acquired or sold pursuant to the option, and in determining the gain or loss the premium will be included in the proceeds of sale.

Risks Related to Options Transactions. A Fund can close out its positions in exchange traded options only on an exchange which provides a secondary market in such options. Although the Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. It is difficult to accurately predict the extent of trading interest that may develop with respect to such options. This might prevent a Fund from closing an options position, which could impair the Fund's ability to hedge its portfolio effectively. Also, a Fund's inability to close out a call position may have an adverse effect on its liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

The hours of trading for options on U.S. Government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. Government securities markets close, significant movements in rates and prices may occur in the Government securities markets that cannot be reflected in the options markets. Other principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price, price volatility of the underlying security and the time remaining until the expiration date.

Interest Rate Futures Transactions. A change in the general level of interest rates will affect the market value of debt securities in a Fund's portfolio. Each of the Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates in accordance with the strategies described below. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon purchasing or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its position becomes more valuable.

Futures contracts are designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Funds are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Funds may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

The purchase and sale of futures contracts is for the purpose of hedging a Fund's holdings of long-term debt securities. Futures contracts based on U.S. Government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in a Fund's portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Thus, if a Fund owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into futures contracts for the purchase of U.S. Government securities or GNMA certificates and thus take advantage of the anticipated risk in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term securities in the cash market. The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool to manage risk, it might be possible to accomplish the same result easily and quickly.

Options on Futures Contracts. Each of the Funds may purchase and write call and put options on futures contracts which are traded on a U.S. exchange or board of trade and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract--a long position if the option is a call and a short position if the option is a put--at a specified exercise price at any time during the period of the option. The Funds will pay a premium for such options purchased. In connection with such options which they write, the Funds will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Purchase of Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect a Fund's portfolio of debt securities against the risk of declining prices.

Purchase of Call Options on Futures Contracts. The purchase of call options on futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a futures contract and is used to protect against a market advance when a Fund is not fully invested.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the debt securities which are deliverable upon exercise of the futures contracts. If the futures contract price at expiration is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of debt securities.

Writing Put Options on Futures Contracts. The writing of put options on futures contracts is analogous to the purchase of futures contracts. If an option is exercised, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the cash market.

Risks of Options and Futures Contracts. If a Fund has sold futures or taken options positions to hedge its portfolio against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which would not have been experienced had it not hedged. The success of a hedging strategy depends on the Advisor's ability to predict the direction of interest rates and other economic factors. Correlation is imperfect between movements in the prices of futures or options contracts and movements in prices of the securities which are the subject of the hedge. Thus, the price of the futures contract or option may move more than or less than the price of the securities being hedged. If a Fund used a futures or options contract to hedge against a decline in the market, and the market later advances (or vice versa), the Fund may suffer a greater loss than if it had not hedged.

A Fund can close out its futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Funds intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Funds from closing a futures position, which could require a Fund to make daily cash payments with respect to its position in the event of adverse price movements. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. The inability to close futures or options positions could have an adverse effect on the Fund's ability to hedge effectively. There is also risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract. To partially or completely offset losses on futures contracts, the Fund will normally hold the securities against which the futures positions were taken until the futures positions can be closed out, so that the Fund receives the gain (if any) from the portfolio securities. This might have an adverse effect on the Fund's overall liquidity.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. A Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seeks to close its position. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Interest Only and Principal Only Mortgage-Backed Securities

Each Fund may also invest in Interest Only (IO) and Principal Only (PO) mortgage-backed securities. PO mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. IO instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even thought there is no default on the underlying financial asset.

Swap Agreements

Each of the Funds may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. The Funds will only enter into swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor.

The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market variables, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.

Lending Portfolio Securities

The Funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Advisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Funds will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

Real Estate Investment Trusts

The Funds may each invest in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs, which make construction, development and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income to maintain exemption for the Investment Company Act of 1940, as amended (the "1940 Act"). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by the shareholder.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund.

(1) The Funds may not make any investment inconsistent with their classification as nondiversified investment companies under the 1940 Act.

(2) The Funds may not concentrate investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) Income Fund and Short Duration Income Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of their total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. Long-Term Income Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes, and except by engaging in reverse repurchase agreements, where allowed, and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage, or hypothecate its assets.

(4) The Funds may not underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law, and except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters.

(5) The Funds may not invest directly in commodities or real estate, although they may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that the Funds may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(6) The Funds may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law, and with respect to Long-Term Income Fund, up to 33 1/3% of its total assets. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Funds' investment objective, policies, and restrictions shall not constitute the making of a loan. For purposes of this investment restriction, the Funds consider a "loan" to be a "loan of money."

Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law the Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Fund security.

Nonfundamental Investment Restrictions

The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Funds do not intend to make any purchases of securities if borrowing exceeds 15% of total assets.

(2) A Fund may not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value.

(3) The Funds may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectuses and this Statement of Additional Information, as each may from time to time be amended.

(4) A Fund may not effect short sales of securities, except (a) if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or (b) it may effect short sales of U.S. Treasury securities for the limited purpose of hedging the duration of the Fund's portfolio. Such short sales shall be "covered" with an equivalent amount of high quality, liquid securities. For purposes of this restriction, transactions in futures contracts and options are not deemed to constitute selling securities short.

(5) A Fund may not purchase securities on margin, except (1) for use of short-term credit necessary for clearance of purchases and sales of portfolio securities and (2) it may make margin deposits in connection with futures contracts or options on futures or other permissible investments.

(6) In addition to the policy not to concentrate in any one industry, the Funds may not invest more than 30% of net assets in the securities of foreign issuers, including obligations of foreign branches of U.S. banks, and U.S. branches of foreign banks.

(7) The Funds may not purchase illiquid securities if, as a result, more than 15% of net assets would be invested in such securities.

(8) Long-Term Income Fund may not purchase or retain securities issued by investment companies for the purpose of exercising control.

Any investment restriction (other than those regarding borrowings and illiquid holdings) that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Long-Term Income Fund intends to qualify, and Income Fund and Short Duration Income Fund intend to continue to qualify, as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. As of September 30, 2004, neither the Calvert Income Fund nor the Calvert Short Duration Income Fund had capital loss carryforwards.

The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) a Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.

Many states do not tax the portion of a Fund's dividends that is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

NET ASSET VALUE

The public offering price of the shares of each Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge.) The net asset value fluctuates based on the market value of each Fund's investments. The net asset value per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m., Eastern time). The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund's net asset value per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.

Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2004
Income Fund

Class A net asset value per share
($2,309,621,457 /133,003,310 shares)	$17.37
Maximum sales charge, Class A (3.75% of offering price)
$0.68
Offering price per share, Class A	$18.05

Class B net asset value and offering price per share
($373,648,160 / 21,533,221 shares)	$17.35

Class C net asset value and offering price per share
($231,951,860 / 13,365,615 shares)	$17.35

Class I net asset value and offering price per share
($67,735,847 / 3,901,691 shares)	$17.36

Short Duration Income Fund

Class A net asset value per share
($141,154,981 /8,631,489 shares)	$16.35
Maximum sales charge, Class A (2.75% of offering price)	$0.46

Offering price per share, Class A	$16.81

Class B net asset value and offering price per share	N/A

Class C net asset value and offering price per share
($23,536,850 / 1,443,287 shares)	$16.31

Class I net asset value and offering price per share
($24,369,041 / 1,488,652 shares)	$16.37

CALCULATION OF YIELD AND TOTAL RETURN

YIELD

From time to time, each Fund may advertise its "yield". Yield is calculated separately for each class of a Fund. Yield quotations are historical, and are not intended to indicate future performance. "Yield" quotations refer to the aggregate imputed yield-to-maturity of each of the Fund's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares which are entitled to receive dividends, times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. Each Fund's yield is computed according to the following formula:

Yield = 2[(a-b/cd+1)6 -- 1]

where a = dividends and interest earned during the period using the aggregate imputed yield-to-maturity for each of the Fund's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the yield for Calvert Income Fund and for Calvert Short Duration Income Fund for the month ended September 30, 2004 was as follows:

Yield for Month Ended September 30, 2004
	Class A	Class B	Class C	Class I
Income Fund	2.58%	1.95%	1.97%	3.31%

Short Duration Income Fund	2.06%	N/A	1.25%	2.59%

There is no yield information for Long-Term Income Fund because the Fund commenced operations on December 31, 2004.

Yield will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Fund's performance in meeting its investment objective.

TOTAL RETURN

The Funds may each also advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of Calvert Income Fund's and Calvert Short Duration Income Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 + T)n = ATVD

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 + T)n = ATVDR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of return "without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

In the tables below, after-tax returns are shown only for Class A shares. Returns for the Funds' shares for the periods indicated are as follows:

Calvert Income Fund

Before Taxes
Periods Ended	Class A		Class B		Class C		Class I
September 30, 2004	Total Return		Total Return		Total Return		Total Return
	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
One Year	3.03%	7.03%	2.26%	6.20%	5.29%	6.23%	7.65%
Five Years	7.64%	8.48%	7.58%	7.58%	N/A	N/A	9.05%
Ten Years	8.84%	9.26%	N/A	N/A	N/A	N/A	N/A
Since Inception*	9.50%	9.69%	7.53%	7.53%	8.26%	8.26%	9.83%
After Taxes on Distributions
Periods Ended	Class A
September 30, 2004	Total Return
With
Maximum Load
One Year	1.62%
Five Years	6.78%
Ten Years	8.12%
After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2004	Total Return
With
Maximum Load
One Year	2.31%
Five Years	6.80%
Ten Years	8.05%

* October 12, 1982 for Class A

August 1, 1999 for Class B

August 1, 2000 for Class C

March 1, 1999 for Class I

Calvert Short Duration Income Fund

Before Taxes
Periods Ended	Class A		Class C		Class I
September 30, 2004	Total Return		Total Return		Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	1.36%	4.23%	2.34%	3.34%	4.73%
Since Inception*	7.34%	8.46%	5.67%	5.67%	8.06%
After Taxes on Distributions
Periods Ended	Class A
September 30, 2004	Total Return
With
Maximum Load
One Year	0.14%
Since Inception*	6.00%
After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2004	Total Return
With
Maximum Load
One Year	0.60%
Since Inception*	5.79%
*	January 31, 2002 for Class A
October 1, 2002 for Class C
February 27, 2002 for Class I

Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.

Calvert Long-Term Income Fund

There is no return information because the Fund commenced operations on December 31, 2004.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, accepts the order in good order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker/dealer or the broker/dealer's authorized designee.

The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case another person later presents the original certificates. No certificates will be issued for fractional shares.

Each Fund has filed a notice of election under Rule 18f-1 with the Securities and Exchange Commission (the "Commission"). The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

See the prospectus for more details on purchases and redemptions.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the respective Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees and Officers. "Disinterested" Trustees refers to those Trustees who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.
(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc. 2002.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982 Multiple Funds	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

* Ms. Krumsiek is an interested person of the Funds since she is an Officer and Director of each Fund's Advisor and its affiliates. Mr. Silby is an interested person of the Funds since he is a director of the parent company of each Fund's Advisor. Mr. Rochat is an interested person of the Funds since he is an Officer and Director of each Fund's Advisor.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees and officers as a group own less than 1% of any class of each Fund's outstanding shares.

The Board of Trustees has three standing Committees. The Investment Policy Committee addresses the policies and strategies of the Advisor and reviews compliance matters. Ms. Krumsiek and Messrs. Rochat, Gavian, Guffey and Silby comprise the Investment Policy Committee. The Governance Committee deals with matters of fund governance, including policies on Trustee compensation, and Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a nominating committee, i.e., initiation and consideration of nominations for the appointment or election of disinterested Trustees of the Board. The disinterested Trustees (Ms. Kruvant and Messrs. Baird, Blatz, Feldman, Gavian, Guffey, and Pugh) comprise the Governance Committee. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of each Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Messrs. Pugh, Baird, Blatz and Feldman, and Ms. Kruvant comprise the Audit Committee. The Investment Policy and Governance Committees each met four times during the past fiscal year and the Audit Committee met five times during the past fiscal year.

The Trustees owned shares in the Funds and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2004:

Calvert Income Fund
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Disinterested Trustees
Richard L. Baird, Jr.	$10,000 - $50,000	>$100,000
Frank H. Blatz, Jr.	>$100,000	>$100,000
Douglas E. Feldman	None	$50,000 - $100,000
Peter W. Gavian	None	>$100,000
John G. Guffey, Jr.	$50,000 - $100,000	>$100,000
M. Charito Kruvant	$10,000 - $50,000	>$100,000
Arthur J. Pugh	$50,000 - $100,000	>$100,000
Interested Trustees
D. Wayne Silby	>$100,000	>$100,000
Barbara J. Krumsiek	None	>$100,000
David R. Rochat	None	>$100,000

Calvert Short Duration Income Fund
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Disinterested Trustees
Richard L. Baird, Jr.	None	>$100,000
Frank H. Blatz, Jr.	$10,000 - $50,000	>$100,000
Douglas E. Feldman	None	$50,000 - $100,000
Peter W. Gavian	None	>$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
M. Charito Kruvant	None	>$100,000
Arthur J. Pugh	$10,000 - $50,000	>$100,000
Interested Trustees
D. Wayne Silby	$10,000 - $50,000	>$100,000
Barbara J. Krumsiek	None	>$100,000
David R. Rochat	None	>$100,000

Calvert Long-Term Income Fund
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Disinterested Trustees
Richard L. Baird, Jr.	None	>$100,000
Frank H. Blatz, Jr.	None	>$100,000
Douglas E. Feldman	None	$50,000 - $100,000
Peter W. Gavian	None	>$100,000
John G. Guffey, Jr.	None	>$100,000
M. Charito Kruvant	None	>$100,000
Arthur J. Pugh	None	>$100,000
Interested Trustees
D. Wayne Silby	None	>$100,000
Barbara J. Krumsiek	None	>$100,000
David R. Rochat	None	>$100,000

Trustees of the Funds not affiliated with the Funds' Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees' Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table

The Calvert Fund

Fiscal Year 2004 (unaudited numbers)	Aggregate Compensation from Registrant for Service as Trustee (includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	Total Compensation from Registrant and Fund Complex paid to Trustee** for services as Trustee

Disinterested Trustees
Richard L. Baird, Jr.	$20,668	$8,070	$51,732
Frank H. Blatz, Jr.	$20,331	$20,331	$49,978
Douglas E. Feldman	$21,005	$0	$39,480
Peter W. Gavian	$21,659	$0	$40,575
John G. Guffey, Jr.	$19,504	$8,770	$66,037
M. Charito Kruvant	$20,858	$12,590	$50,937
Arthur J. Pugh	$21,321	$0	$51,075
Interested Trustees
Barbara J. Krumsiek	$0	$0	$0
David R. Rochat	$0	$0	$0
D. Wayne Silby	$19,680	$14,816	$85,309

*Messrs. Blatz, Gavian, Pugh, Guffey and Silby, and Ms. Kruvant have chosen to defer a portion of their compensation. As of September 30, 2004, total deferred compensation, including dividends and capital appreciation, was $1,293,560.11; $223,680.72; $325,107.32; $189,551.64; $164,039.01; and $226,986.66 for each of them, respectively.

**For the fiscal year ended September 30, 2004, the Fund Complex consists of ten (10) registered investment companies, one of which is the Registrant.

INVESTMENT ADVISOR

The Funds' Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group, Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of each Fund's Board of Trustees.

The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Funds pay all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Under the Investment Advisory Agreement, for its services, the Advisor receives an annual fee, payable monthly, of 0.40% of the first $2 billion of the average daily net assets of Calvert Income Fund and 0.375% of all assets above $2 billion; 0.35% of the average daily net assets of Calvert Short Duration Income Fund; and 0.40% of the average daily net assets of Calvert Long-Term Income Fund. The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund's Prospectus. Investment advisory fees are allocated among classes as a Fund-level expense based on net assets.

The following chart shows the Investment Advisory fees paid to the Advisor by Calvert Income Fund and by Calvert Short Duration Income Fund for the past three fiscal years:
	2002	2003	2004
Calvert Income Fund	$6,489,780	$8,464,759	$10,396,587
Calvert Short Duration Income Fund	$60,190*	$317,269	$571,111

_____________

*From inception (1/31/02) through 9/30/02.

In evaluating the Investment Advisory Agreement with respect to Calvert Income Fund and Calvert Short Duration Income Fund, the Board of Trustees received and considered on a Fund-by-Fund basis a variety of information relating to those Funds and the Advisor. The disinterested Trustees reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing Calvert Income Fund's and Calvert Short Duration Income Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of this agreement.

In reapproving the Investment Advisory Agreement with respect to Calvert Income Fund and Calvert Short Duration Income Fund, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor. In the course of their deliberations regarding the Investment Advisory Agreement with respect to Calvert Income Fund and Calvert Short Duration Income Fund, the Trustees considered the following factors, among other things: the nature and quality of the services provided by the Advisor; the Advisor's administrative capabilities including its ability to supervise the other service providers for each Fund; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with each Fund; the effect of each Fund's growth and size on that Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest. The Trustees also took into account the Advisor's current undertakings to maintain expense limitations for Calvert Short Duration Income Fund. In reviewing the overall profitability of the advisory fees to the Funds' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation.

In reapproving the Investment Advisory Agreement with respect to Calvert Income Fund and Calvert Short Duration Income Fund, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as controlling.

On June 9, 2004, the Board of Trustees, including the disinterested Trustees, voted to approve amendment of the Investment Advisory Agreement with the Advisor to add Calvert Long-Term Income Fund. The disinterested Trustees were separately represented by independent counsel in connection with their consideration of the approval of the amended Investment Advisory Agreement.

In approving the amended Investment Advisory Agreement with respect to Calvert Long-Term Income Fund, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. In the course of their deliberations regarding the amended Investment Advisory Agreement with respect to Calvert Long-Term Income Fund, the Trustees considered the following factors, among other things: the nature and quality of the services to be provided by the Advisor; the Advisor's administrative capabilities including its ability to supervise the other service providers for the Fund; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing the proposed advisory fee for Calvert Long-Term Income Fund; the Advisor's performance with comparable funds; fee and expense information of comparable funds; the profitability of the Calvert Group of Funds to the Advisor; the proposed allocation of this Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft dollars" to pay for research and other services; the direct and indirect benefits, if any, to be derived by the Advisor from the relationship with Calvert Long-Term Income Fund; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest. The Trustees also took into account the Advisor's initial undertakings to maintain expense limitations for the Fund. In reviewing the overall profitability of the advisory fee to the Advisor with respect to Calvert Long-Term Income Fund, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they will receive compensation.

Conclusions

The Trustees reached the following conclusions regarding the Advisory Agreement with respect to Calvert Income Fund and Calvert Short Duration Income Fund, and the amended Advisory Agreement with respect to Calvert Long-Term Income Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor is qualified to manage Calvert Long-Term Income Fund's assets in accordance with its investment objectives and policies; (c) the Advisor maintains appropriate compliance programs; (d) performance of Calvert Income Fund and Calvert Short Duration Income Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (e) Calvert Income Fund's and Calvert Short Duration Income Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor; (f) the Advisor's investment strategies are appropriate for pursuing the investment objectives of Calvert Long-Term Income Fund; (g) the Advisor is likely to execute its investment strategies consistently over time; and (h) Calvert Long-Term Income Fund's advisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined that approval of the Investment Advisory Agreement would be in the interests of the respective Fund and its shareholders.

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative services fee payable monthly (as a percentage of net assets) of 0.30% of the first $3 billion of the average daily net assets of Classes A, B and C of Calvert Income Fund and 0.25% of all Class A, B and C assets of the Fund above $3 billion; 0.30% for Class A, B and C of Calvert Short Duration Income Fund; 0.30% for Class A, B and C of Calvert Long-Term Income Fund; and 0.10% for Class I of each Fund.

The following chart shows the administrative fees paid to CASC by Calvert Income Fund and Calvert Short Duration Income Fund for the past three fiscal years:
	2002	2003	2004
Calvert Income Fund	$4,817,333	$6,285,469	$7,803,072
Calvert Short Duration Income Fund	$34,745*	$226,502	$438,419

______________

* From inception (1/31/02) through 9/30/02.

Administrative services fees are allocated as a class-level expense, based on net assets.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Funds. CDI is an affiliate of each Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted Distribution Plans (the "Plans"), which permit the Funds to pay certain expenses associated with the distribution of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.50% of each Fund's average daily net assets. Expenses under the Class B Plans of the Calvert Income Fund and the Calvert Long-Term Income Fund and expenses under each Fund's Class C Plan may not exceed, on an annual basis, 1.00% of the respective Fund's Class B or Class C average daily net assets. Class I has no Plan. A Fund's Class A Plan reimburses CDI only for expenses it incurs, while the Class B and C Plans compensate CDI at a set rate regardless of CDI's expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and, for Class B, interest and finance charges.

The Funds' Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Funds is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of the Funds. If a Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2004 the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: American Express, Merrill Lynch, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc. and LPL Financial Services. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. The Advisor does not use Fund brokerage to compensate broker/dealers for the sale of Fund shares. For the fiscal year ended September 30, 2004, the Advisor, CDI and/or their affiliates paid to broker/dealers from their own resources a total of $455,867 in distribution expenses for all Funds in the Calvert Group.

The Funds have entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of each Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund's respective classes. These fees are paid pursuant to the Funds' Plan. Total Plan Expenses paid to CDI by Calvert Income Fund and Calvert Short Duration Income Fund for the fiscal year ended September 30, 2004 were:

	Class A	Class B	Class C
Calvert Income Fund	$4,983,921	$3,749,149	$2,135,079
Calvert Short Duration Income Fund	$293,950	N/A	$200,424

For the fiscal year ended September 30, 2004, Calvert Income Fund's Plan expenses for each class and Calvert Short Duration Income Fund's Plan expenses for Classes A and C were spent for the following purposes:
Calvert Income Fund	Class A	Class B	Class C
Compensation to broker/dealers	$4,972,863	$1,146,996	$1,367,788
Compensation to sales personnel	$11,058	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$2,602,153	$767,291
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Calvert Short Duration Income Fund	Class A	Class C
Compensation to broker/dealers	$283,256	$65,044
Compensation to sales personnel	$10,694	$0
Advertising	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0
Compensation to underwriters	$0	$135,380
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Income Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price

Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%*

Calvert Short Duration Income Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price

Less than $50,000	2.75%	2.83%	2.25%
$50,000 but less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 but less than $500,000	1.25%	1.27%	0.95%
$500,000 but less than $1,000,000	1.0%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%*

Calvert Long-Term Income Fund

Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price

Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%*

* Purchases of Class A shares in Calvert Income Fund at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a CDSC of 0.80%. Purchases of Class A shares in Calvert Short Duration Income Fund and Calvert Long-Term Income Fund at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a CDSC of 0.50%. (See "Choosing a Share Class" in the Prospectus).

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last three fiscal years with respect to Calvert Income Fund and Calvert Short Duration Income Fund were:

Calvert Income Fund
Fiscal Year	2002		2003		2004
	Gross	Net	Gross	Net	Gross	Net
Class A	$1,382,747	$654,668	$558,870	$423,368	$846,654	$655,828
	2002		2003		2004
Class B	$0		$0		$0

Class C	$47,491		$131,125		$60,618

Calvert Short Duration Income Fund
Fiscal Year	2002*		2003		2004
	Gross	Net	Gross	Net	Gross	Net
Class A	$60,243	$33,811	$123,548	$67,797	$119,805	$75,665
	2002		2003		2004
Class C	N/A		$8,349		$27,207

_____________

* From inception (1/31/02) through 9/30/02.

Fund Trustees and certain other affiliated persons of the Funds are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Funds. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and transactions. CSSI may contract with subagents, at the Funds' expense, to provide recordkeeping and subaccounting services to the Funds. The following chart shows the shareholder servicing fees paid to CSSI by Calvert Income Fund and Calvert Short Duration Income Fund for the past three fiscal years:
	2002	2003	2004
Calvert Income Fund	$343,198	$400,296	$491,493
Calvert Short Duration Income Fund	$3,324*	$17,247	$29,333

______________

* From inception (1/31/02) through 9/30/02.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds' Advisor makes investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Trustees.

Broker/dealers who execute portfolio transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity and financial condition, subject to the Advisor's obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

For the last three fiscal years, total brokerage commissions paid for Calvert Income Fund and Calvert Short Duration Income Fund were as follows:
	2002	2003	2004
Calvert Income Fund	$0	$153,772	$391,073
Calvert Short Duration Income Fund	$0*	$0	$2,272

_______________

* From inception (1/31/02) through 9/30/02.

In fiscal year 2004, Calvert Income Fund and Calvert Short Duration Income Fund each experienced an increase in brokerage commissions due to more active trading in U.S. Treasury futures and increased trading of preferred equity securities. Neither Calvert Income Fund nor Calvert Short Duration Income Fund paid any brokerage commissions to affiliated persons for the last three fiscal years.

The Funds' Advisor selects brokers on the basis of best execution. In some cases the Advisor selects brokers that provide research and research-related services to it. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing Fund performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. The Advisor may also provide selling concessions and/or discounts in fixed-price offerings for research services.

If, in the judgment of the Advisor, the Funds or other accounts managed by it will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert Funds and managed accounts.

For the fiscal year ended September 30, 2004, the Advisor did not allocate brokerage commissions for soft dollar research services in Calvert Income Fund or Calvert Short Duration Income Fund. For the fiscal year ended September 30, 2004, the Advisor received no soft-dollar credits in connection with fixed-price offerings for Calvert Income Fund or Calvert Short Duration Income Fund.

The portfolio turnover rates for the last two fiscal years for Calvert Income Fund and Calvert Short Duration Income Fund were as follows:
	2003	2004
Calvert Income Fund	1,046%	824%
Calvert Short Duration Income Fund	2,078%	967%

The significantly lower turnover rate for Calvert Short Duration Income Fund in the last fiscal year is due to market conditions which produced fewer trading opportunities.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a Disclosure of Portfolio Holdings Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding a Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) immediately when such information is posted on the www.calvert.com website. This information may be a Fund's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity Fund's top ten portfolio holdings disclosed in the Fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Funds' Disclosure Policy, as described generally below, allows the disclosure of a Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Advisor's Performance Analytics group may provide a Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about a Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, including current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipients of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Trustees.

The following is a list of those entities with which there is an ongoing arrangement to make available non-public information about each Fund's portfolio securities.

Name of Person/Entity Information Provided Frequency/Lag Time

Calvert Income Fund

Calvert Short Duration Income Fund

Calvert Long-Term Income Fund

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits each Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of a Calvert Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds

Attn: [Name of Fund] Secretary

4550 Montgomery Avenue

Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees.

In its function as a nominating committee, the Governance Committee of the Board of Trustees will consider any candidates for vacancies on the Board from any shareholder of a Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee may request the Fund's Policy for the Consideration of Trustee Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND CUSTODIANS

KPMG LLP served as independent registered public accountants for Calvert Income Fund and Calvert Short Duration Income Fund for fiscal years 2002 through 2004. For fiscal years prior to 2002, Calvert Income Fund used other auditors. State Street Bank & Trust Company, N.A. serves as custodian of the Funds' investments. M&T Bank also serves as custodian of certain of the Funds' cash assets. The custodians have no part in deciding the Funds' investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Each Fund is a series of The Calvert Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on March 15, 1982. Each Fund is non-diversified. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Calvert Income Fund and Calvert Long Duration Income Fund each offer four separate classes of shares: Class A, Class B, Class C and Class I. Calvert Short Duration Income Fund offers three separate classes of shares: Class A, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2004, the following entity beneficially owned more than 25% of the voting securities of the listed Fund:

Fund Name
Control Person Name and Address	% of Ownership of Fund

Long-Term Income Fund
Calvert Distributors, Inc.	100.00%
Attn: Corporate Accounting
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814-3363

CDI, a Delaware corporation, is the Funds' principal underwriter and an affiliate of the Funds' Advisor, as indicated above. CDI is wholly owned by Calvert Group, Ltd., a subsidiary of Acacia Financial Corp., which is a subsidiary of Acacia Life Insurance Company. Acacia Life Insurance Company is in turn a subsidiary of Ameritas Holding Company, a subsidiary of Ameritas Acacia Mutual Holding Company. As of December 31, 2004, CDI was the sole investor in Long-Term Income Fund, which began operations on that date. As a result, no other security holder had voting rights with respect to the Fund as of that date.

As of December 31, 2004, to the Funds' knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Fund Name
Name and Address	% of Ownership

Income Fund

Charles Schwab & Co. Inc.	23.44% of Class A
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	18.50% of Class A
Attn: Fund Administration 975T2
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Prudential Investment Management Service	8.57% of Class A
FBO Mutual Fund Clients
Attn: PruChoice Unit
Mail Stop 194-201
194 Wood Avenue S.
Iselin, NJ 08830-2710

MLPF&S for the Sole Benefit of its Customers	15.42% of Class B
Attn: Fund Administration 9EG73
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	34.38% of Class C
Attn: Fund Administration 9E2F0
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Great Western Life and Annuity, Agt for	33.57% of Class I
Chair of the Board of Trustees
TN Consolidated Retirement Sys. and Comm. of Finance
FBO State of Tennessee 401(K) Plan
8515 E Orchard Rd #2T2
Englewood, CO 80111-5037

National Financial Service Corp.	27.95% of Class I
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept. Fifth Floor
200 Liberty Street, 1 World Financial Center
New York, NY 10281-1003

EDUCAP, Inc.	17.33% of Class I
c/o Linda Skewes
1676 International Drive, Suite 501
McLean, VA 22102-4847

David V. Mastran	8.82% of Class I
109 Interpromontory Road
Great Falls, VA 22066-3218

Great Western Life and Annuity, Agt for	6.75% of Class I
Chair for the Board of Trustees
TN Consolidated Retirement Sys. and Comm. of Finance
FBO State of Tennessee 457 Plan
8515 E Orchard Rd #2T2
Englewood, CO 80111-5037

Short Duration Income Fund

Charles Schwab & Co. Inc.	41.66% of Class A
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	22.40% of Class C
Attn: Fund Administration 9E2F0
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Calvert Social Investment Foundation, Inc.	59.77% of Class I
4550 Montgomery Avenue
Bethesda, MD 20814-3304

Maximus, Inc.	24.79% of Class I
Alice Meana, Acct. Mgr.
11419 Sunset Hills Road
Reston, VA 20190-5207

Acacia Life Insurance Co.	15.44% of Class I
Attn: Ms. Tina Udell
5900 O Street
Lincoln, NE 68510-2234

Long-Term Income Fund

Calvert Distributors, Inc.	100% of Class A
Attn.: Corporate Accounting
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814-3363

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

SHAREHOLDER SERVICES

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP

1601 Market Street

Philadelphia, Pennsylvania 19103

CUSTODIAN

State Street Bank & Trust Company, N.A.

225 Franklin Street

Boston, Massachusetts 02110

CUSTODIAN (cash assets)

M&T Bank

25 South Charles Street

Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

  CORPORATE GOVERNANCE

    Board and Governance Issues

Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Workplace Issues

Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.

Revised September 2002.

Revised June 2003.

Revised August 2004.

Approved December 2004

APPENDIX B

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

__ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 5% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

From the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

Upon expiration of this Letter, if the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will debit the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)

APPENDIX C

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT TERM RATINGS (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


THE CALVERT FUND

Calvert New Vision Small Cap Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2005

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectuses dated January 31, 2005. The Fund's audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. The prospectuses and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Non-Principal Investment Policies and Risks and Supplemental Information on Principal Investment Policies and Risks	2
Investment Restrictions	7
Dividends, Distributions, and Taxes	8
Net Asset Value	9
Calculation of Total Return	9
Purchase and Redemption of Shares	11
Trustees and Officers	12
Investment Advisor and Subadvisor	16
Administrative Services Agent	18
Method of Distribution	18
Transfer and Shareholder Servicing Agents	20
Portfolio Transactions	20
Portfolio Holdings Disclosure	21
Personal Securities Transactions	22
Proxy Voting Disclosure	22
Process for Delivering Shareholder Communications to the Board of Trustees	23
Independent Registered Public Accountants and Custodians	23
General Information	23
Control Persons & Principal Holders of Securities	24
Fund Service Providers	25
Appendix A -- Proxy Voting Guidelines
Appendix B -- Letter of Intent

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS AND SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

Small-Cap Issuers

The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Real Estate Investment Trusts

The Fund also may invest in real estate investment trusts ("REITs"), including equity REITs, which own real estate properties, and mortgage REITs, which make construction, development, and long-term mortgage loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills, and the amount of cash flow. The risks associated with REITs include default by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the Investment Company Act of 1940 (the "1940 Act"), and the fact that REITs are not diversified.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the United States on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Fund may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by foreign currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Fund's investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Repurchase Agreements

The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Fund's Board of Trustees. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may bear a maturity in excess of one year, repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Fund will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Trustees. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

High Social Impact Investments

The High Social Impact Investments program targets a percentage of the Fund's assets to directly support the growth of community-based organizations for the purpose of promoting business creation, housing development and economic and social development of urban and rural communities. These securities are unrated and are deemed by the Advisor to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they often earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities. There is no secondary market for these securities.

The Fund purchases its High Social Impact Investments in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. The Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Fund may purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Fund may also engage in the purchase and sale of stock index futures contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

The Fund may engage in such transactions only to hedge the existing positions. It may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

The Fund may write "covered options" on securities in standard contracts traded on national securities exchanges. The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Fund may purchase put and call options, in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria. The Fund will purchase such options only to hedge against changes in the value of securities the Fund holds and not for the purposes of speculation or leverage. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

The Fund may purchase call options on securities which it may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Fund may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, the Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When the Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option.

When the Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Fund can close out its positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair the Fund's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised. Other principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price, price volatility of the underlying security and the time remaining until the expiration date.

Futures Transactions. The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

The Fund may only invest in futures contracts to hedge its existing investment positions and not for income enhancement, speculation or leverage purposes. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. The Fund may purchase and write put or call options and sell call options on futures contracts in which the Fund could otherwise invest and which are traded on a U.S. exchange or board of trade. The Fund may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.

The Fund may only invest in options on futures contracts to hedge its existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund's portfolio of debt securities against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seeks to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Lending Portfolio Securities

The Fund may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

(1) The Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

(4) The Fund may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) The Fund may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan. For purposes of this investment restriction, the Fund considers a "loan" to be a "loan of money."

Under current law, a diversified investment company, with respect to 75% of its assets, can invest no more than 5% of its assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer. Under current law, "concentrate" means to invest 25% or more in the securities of issuers primarily engaged in any one industry. Under current law, the Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a Fund security.

Nonfundamental Investment Restrictions

The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Fund will, under normal circumstances, invest at least 80% of its net assets in small-cap companies.

(2) The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of total assets.

(3) The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

(4) The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on future contracts.

(5) The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(7) The Fund may not invest more than 35% of its total assets in cash or cash equivalents.

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

If the Board of Trustees decides to change the investment policy pursuant to which the Fund invests at least 80% of the value of its assets in a particular type of investment or in investments in a particular industry or industries (see "Principal Investment Strategies" in the Fund's Prospectus), the Fund will provide shareholders with at least 60 days' prior written notice of such change before it is implemented, as required by applicable law.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. As of September 30, 2004, the Fund had capital-loss carryforwards of $685,644.

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Fund is required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% reportable of each redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund:(a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

NET ASSET VALUE

The public offering price of the shares of the Fund is the net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market value of the Fund's investments. The net asset value per share for each class is determined every business day at the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.

Below is a specimen price-make-up sheet showing how the Fund calculates the total offering price per share.

Net Asset Value and Offering Price Per Share, as of September 30, 2004
Net asset value per share
Class A net asset value and offering price per share
($214,142,532 / 11,452,910 shares)	$18.70
Maximum sales charge, Class A
(4.75% of offering price)	$0.93
Offering price per share, Class A	$19.63

Class B net asset value and offering price per share
($26,088,932 / 1,495,145 shares)	$17.45

Class C net asset value and offering price per share
($27,500,677 / 1,564,995 shares)	$17.57

Class I net asset value and offering price per share	$19.26
($2,877,995 / 149,428 shares)

CALCULATION OF TOTAL RETURN

The Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of the Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed per class by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1+T)n = ATVD

where P= a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of Fund shares is computed according to the following formula:

P(1+T)n = ATVDR

Where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the maximum sales charge ("return with maximum load"), except quotations of return "without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

In the table below, after-tax returns are shown only for Class A shares. In addition, the standardized total return for Class I shares of the Fund is "linked" to the Class A total return for the periods January 18, 2002 through January 30, 2003, and March 12, 2003 through July 31, 2003 because there were no shareholders in Class I for these periods. In the table below, performance results for these periods are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same periods.

Returns for the Fund's shares for the periods indicated are as follows:

New Vision Small Cap Fund*

Before Taxes

	Class A		Class B		Class C		Class I
Periods Ended	Total Return		Total Return		Total Return		Total Return
September 30, 2004	With	Without	With	Without	With	Without
	Maximum Load		CDSC		CDSC
One Year	8.41%	13.82%	7.80%	12.80%	11.85%	12.85%	17.01%
Five Years	8.22%	9.28%	8.04%	8.19%	8.37%	8.37%	10.36%
Since Inception**	3.87%	4.54%	3.06%	3.06%	3.73%	3.73%	11.31%

After Taxes on Distributions
Periods Ended	Class A
September 30, 2004	Total Return
With Maximum Load
One Year	8.38%
Five Years	7.33%
Since Inception**	3.30%

After Taxes on Distributions and Sale of Fund Shares
Periods Ended	Class A
September 30, 2004	Total Return
With Maximum Load
One Year	7.12%
Five Years	6.57%
Since Inception**	2.99%

* Performance for Class I shares is "linked" to Class A shares because there were no Class I shareholders of the Fund from 1/18/02 through 1/30/03 and from 3/12/03 through 7/31/03, as indicated above.

**(January 31, 1997, for Class A and Class C)

(April 1, 1998, for Class B)

(March 1, 1999 for Class I)

Total return, like net asset value per share, fluctuates in response to changes in market conditions. Total return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

The Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, accepts the order in good order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker/dealer or the broker/dealer's authorized designee.

The Fund has no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

The Fund has filed a notice of election under Rule 18f-1 with the Securities and Exchange Commission (the "Commiss

PART C. OTHER INFORMATION

Item 23. Exhibits

99B.1 Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99B.2 By-Laws incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B5. Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B5.a Investment Sub-Advisory Contract (Awad Asset Management, Inc.) for New Vision Small Cap only incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B6 Distribution Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Distribution Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B7 Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002

99.B8. Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 41, dated January 29, 2001, accession number 0000701039-01-000002.

99.B9 Transfer Agency Agreement and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B9a Servicing Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Servicing Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B9.b. Administrative Services Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Administrative Services Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B10 Opinion and Consent of Counsel filed herewith.

99.B11 Consent of Independent Auditors to use of Report filed herewith.

99.B15 Plan of Distribution for Class A, B, and C incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B17.a Multiple-class plan pursuant to Investment Company Act of 1940 Rule 18f-3, as amended on September 12, 1999 incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B17.b Power of Attorney Forms signed by each Trustee incorporated by reference to Registrant's Post-Effective Amendment No. 45, dated January 30, 2003, accession number 0000701039-03-000001.

99.B18 Code of Ethics for CAMCO incorporated by reference to Registrant's Post-Effective Amendment No. 40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B18.b Code of Ethics for Sub-Adviser (Awad Asset Management, Inc.) incorporated by reference to Registrant's Post-Effective Amendment No. 45, dated January 30, 2003, accession number 0000701039-03-000001.

Item 25. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $11 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 26. Business and Other Connections of Investment Adviser

Name of Company,

Name Principal Business and Address Capacity

Barbara J. Krumsiek

Calvert Variable Series, Inc.        Officer

Calvert Municipal Fund, Inc.         and

Calvert World Values Fund, Inc.      Director

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

Government Income                  and

Calvert Tax-Free Reserves           Trustee

Calvert Social Investment Fund

Calvert Cash Reserves

The Calvert Fund

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor                   and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

----------------

Calvert Group, Ltd.                 Officer

Holding Company                     and

4550 Montgomery Avenue             Director

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent                       and

4550 Montgomery Avenue              Director

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                        Officer

Service Company                       and

4550 Montgomery Avenue                Director

Bethesda, Maryland 20814

---------------

Calvert Distributors, Inc.            Officer

Broker-Dealer                         and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Ronald M. Wolfsheimer

First Variable Rate Fund              Officer

  for Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

--------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company                      and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Calvert Distributors, Inc.           Officer

Broker-Dealer                        and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

David R. Rochat

First Variable Rate Fund             Officer

  for Government Income              and

Calvert Tax-Free Reserves            Trustee

Calvert Cash Reserves

The Calvert Fund

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Municipal Fund, Inc.         Officer

Investment Company                   and

4550 Montgomery Avenue              Director

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor                   and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Chelsea Securities, Inc.             Officer

Securities Firm                      and

Post Office Box 93                   Director

Chelsea, Vermont 05038

---------------

Grady, Berwald & Co.                Officer

Holding Company                      and

43A South Finley Avenue              Director

Basking Ridge, NJ 07920

---------------

Charles T. Nason

Ameritas Acacia Mutual               Officer and

  Holding Company                    Director

Acacia Life Insurance

Insurance Companies

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Financial Corporation         Officer

Holding Company                      and Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Federal Savings Bank          Director

Savings Bank

7600-B Leesburg Pike

Falls Church, Virginia 22043

---------------

Enterprise Resources, LLC            Director

Business Support Services

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Realty Square, LLC            Director

Realty Investments

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Director

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Director

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Director

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Director

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Social Investment

  Fund Trustee

Investment Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

-----------------

The Advisors Group, Ltd.             Director

Broker-Dealer and

Investment Advisor

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Robert-John H. Sands

Ameritas Acacia Mutual

  Holding Company                    Officer

Acacia Life Insurance

Acacia National Life

  Insurance                          Officer and

Insurance Company                    Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Life Insurance                Officer

Insurance Company

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Financial Corporation         Officer and

Holding Company                      Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Federal Savings Bank          Officer

Savings Bank

7600-B Leesburg Pike

Falls Church, Virginia 22043

---------------

Enterprise Resources, LLC            Director

Business Support Services

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Realty Square, LLC            Director

Realty Investments

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

The Advisors Group, Ltd.             Director

Broker-Dealer and

Investment Advisor

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Director

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Director

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management,

  Co., Inc.                          Director

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Director

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

William M. Tartikoff

Acacia National Life

  Insurance                          Officer

Insurance Company

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative              Officer

Services Company

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co. Inc.                           Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Director

Broker-Dealer                       and Officer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Susan Walker Bender

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                      Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Ivy Wafford Duke

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Lancelot King

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Catherine Roy

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Steve Falci

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Mike Yuhas

First Variable Rate Fund              Fund

  for Government Income               Controller

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Hui Ping Ho

First Variable Rate Fund             Assistant

  for Government Income              Treasurer

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Daniel K. Hayes

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

John Nichols

Calvert Asset Management             Officer

Company, Inc.

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

Gregory Habeeb

Calvert Asset Management             Officer

Company, Inc.

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

Item 27. Principal Underwriters

         (a)     Registrant's principal underwriter underwrites shares of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Social Investment Fund, Calvert Cash Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., Calvert Social Index Series, Inc., Calvert Variable Series, Inc., and Calvert Impact Fund, Inc.

         (b)     Positions of Underwriter's Officers and Directors

Name and Principal Business Address*	Position(s) with Underwriter	Position(s) with Registrant
Barbara J. Krumsiek	Director and Chief Executive Officer	Director
Ronald M. Wolfsheimer	Director, Senior Vice President and Chief Financial Officer	Treasurer
William M. Tartikoff	Director, Senior Vice President and Secretary	Vice President and Secretary
Craig Cloyed	President	None
Reginald Stanley	Senior Vice President	None
Karen Becker	Vice President of, Operations	None
David Leach	Vice President	None
Geoffrey Ashton	Regional Vice President	None
Timothy O'Leary	Regional Vice President	None
Bill Hairgrove	Regional Vice President	None
Anthony Eames	Regional Vice President	None
Steve Himber	Regional Vice President	None
Tanya Williams	Regional Vice President	None
Ben Ogbogu	Regional Vice President	None
Christine Teske	Regional Vice President	None
Jeanine L. Perkins	Regional Vice President	None
Steven Yoon	Regional Vice President	None
Susan Walker Bender	Assistant Secretary	Assistant Secretary and Assistant Vice President
Ivy Wafford Duke	Assistant Secretary	Assistant Secretary and Assistant Vice President
Lancelot King	Assistant Secretary	Assistant Secretary and Associate General Counsel
Hui Ping Ho	Assistant Treasurer	Assistant Treasurer

*4550 Montgomery Avenue Bethesda, Maryland 20814

         (c)      Inapplicable.

Item 28. Location of Accounts and Records

         Ronald M. Wolfsheimer, Treasurer

         and

         William M. Tartikoff, Assistant Secretary

         4550 Montgomery Avenue, Suite 1000N

         Bethesda, Maryland 20814

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Bethesda, and the State of Maryland, on the 19th day of January 2005.

THE CALVERT FUND

By:

_________**__________

Barbara J. Krumsiek

President and Trustee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 19th day of January, 2005 by the following persons in the capacities indicated.

Signature Title

__________**____________ President and Trustee

Barbara J. Krumsiek (Principal Executive Officer)

__________**____________ Principal Accounting Officer

Ronald M. Wolfsheimer

__________**____________ Trustee

Richard L. Baird, Jr.

__________**____________ Trustee

Frank H. Blatz, Jr., Esq.

__________**____________ Trustee

Douglas E. Feldman

__________**____________ Trustee

Peter W. Gavian

__________**____________ Trustee

John G. Guffey, Jr.

__________**____________ Trustee

M. Charito Kruvant

__________**____________ Trustee

Arthur J. Pugh

__________**____________ Trustee

David R. Rochat

__________**____________ Trustee

D. Wayne Silby

**By Susan Walker Bender as Attorney-in-fact, pursuant to Power of Attorney

/s/ Susan Walker Bender

ion"). The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

See the prospectus for more details on purchases and redemptions.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Trustees. "Disinterested" Trustees refers to those Trustees who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.
(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
DISINTERESTED TRUSTEES/DIRECTORS
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	18
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc. 2002.	20	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank Summit Foundation
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982 Multiple Funds	Retired executive.	28	Acacia Federal Savings Bank
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a venture capital firm.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY DOB: 09/20/64	Officer	2004	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI DOB: 08/01/59	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT DOB: 10/11/73	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to working at Calvert, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB DOB: 02/11/50	Officer	2004	Senior Vice President of Calvert Asset Management Company, Inc.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

CATHERINE P. ROY DOB: 02/02/56	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

* Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's Advisor. Mr. Rochat is an interested person of the Fund since he is an Officer and Director of the Fund's Advisor.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Trustees and Officers as a group own less than 1% of any class of the Fund's outstanding shares.

The Board of Trustees has four standing Committees. The Investment Policy Committee addresses the policies and strategies of the Advisor and reviews compliance matters. Ms. Krumsiek and Messrs. Rochat, Gavian, Guffey and Silby comprise the Investment Policy Committee. The Governance Committee deals with matters of fund governance, including policies on Trustee compensation, and Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a nominating committee, i.e., initiation and consideration of nominations for the appointment or election of disinterested Trustees of the Board. The disinterested Trustees (Ms. Kruvant and Messrs. Baird, Blatz, Feldman, Gavian, Guffey, and Pugh) comprise the Governance Committee. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Messrs. Pugh, Baird, Blatz, and Feldman, and Ms. Kruvant comprise the Audit Committee. The Investment Policy and Governance Committees each met four times during the past fiscal year. The Audit Committee met five times during the past fiscal year. The Community Investment Committee was created to oversee investments in the Calvert Social Investment Foundation. Mr. Baird is the Fund's representative to the Community Investment Committee. The Community Investment Committee met four times during the past fiscal year.

The Trustees owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2004:
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Disinterested Trustees
Richard L. Baird, Jr.	$1 - $10,000	>$100,000
Frank H. Blatz, Jr.	>$100,000	>$100,000
Douglas E. Feldman	$10,000 - $50,000	$50,000 - $100,000
Peter W. Gavian	>$100,000	>$100,000
John G. Guffey, Jr.	$50,000 - $100,000	>$100,000
M. Charito Kruvant	$50,000 - $100,000	>$100,000
Arthur J. Pugh	$50,000 - $100,000	>$100,000
Interested Trustees
Barbara J. Krumsiek	None	>$100,000
David R. Rochat	$10,000 - $50,000	>$100,000
D. Wayne Silby	$10,000 - $50,000	>$100,000

Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Trustees' Deferred Compensation Plan. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table

The Calvert Fund

Fiscal Year 2004 (unaudited numbers)	Aggregate Compensation from Registrant for Service as Trustee ( includes deferred compensation)	Pension or Retirement Benefits (i.e., deferred compensation) Accrued as part of Registrant Expenses*	Total Compensation from Registrant and Fund Complex paid to Trustee** for services as Trustee
Disinterested Trustees
Richard L. Baird, Jr.	$20,668	$ 8,070	$51,732
Frank H. Blatz, Jr.	$20,331	$20,331	$49,978
Douglas E. Feldman	$21,005	$0	$39,480
Peter W. Gavian	$21,659	$0	$40,575
John G. Guffey, Jr.	$19,504	$ 8,770	$66,037
M. Charito Kruvant	$20,858	$12,590	$50,937
Arthur J. Pugh	$21,321	$0	$51,075
Interested Trustees
Barbara J. Krumsiek	$0	$0	$0
David R. Rochat	$0	$0	$0
D. Wayne Silby	$19,680	$14,816	$85,309

*Messrs. Blatz, Gavian, Pugh, Guffey, Silby, and Ms. Kruvant have chosen to defer a portion of their compensation. As of September 30, 2004, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $1,293,560.11; $223,680.72; $325,107.32; $189,551.64; $164,039.01; and $226,986.66 for each of them, respectively.

**For the fiscal year ended September 30, 2004, the Fund Complex consists of ten (10) registered investment companies.

INVESTMENT ADVISOR AND SUBADVISOR

The Fund's Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Fund, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to the supervision and direction of the Fund's Board of Trustees.

The Advisor provides the Fund with investment supervision and management, and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; fund accounting fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.75% of the Fund's average daily net assets. The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse the Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund's Prospectus. For fiscal years 2002, 2003 and 2004, the Advisor reimbursed the Fund $3,391, $201 and $3,059 respectively, for fees and expenses. Investment advisory fees are allocated among classes as a Fund-level expense based on net assets.

The advisory fees paid to the Advisor by the Fund for the fiscal years ended September 30, 2002, 2003, and 2004 were $1,038,906, $1,198,706 and $1,938,427, respectively.

In evaluating the Investment Advisory Agreement, the Board of Trustees received and considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a written report prepared by the Advisor regarding various services provided by the Advisor and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were advised by independent legal counsel with respect to their consideration of the reapproval of this agreement.

In reapproving the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor. In the course of their deliberations regarding the Investment Advisory Agreement, the Trustees considered the following factors, among other things: the nature and quality of the services provided by the Advisor; the Advisor's administrative capabilities including its ability to supervise the other service providers for the Fund; the Advisor's personnel and operations; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other Funds; and any possible conflicts of interest.  The Trustees also took into account the Advisor's current undertakings to maintain expense limitations for the Fund. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation.

In reapproving the Investment Advisory Agreement, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as controlling.

Subadvisor

Awad Asset Management Company & Associates ("AWAD") is controlled by Raymond James. AWAD receives a subadvisory fee, paid by the Advisor, of 0.40% of the Fund's average daily net assets managed by AWAD.

The Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the Fund's competitors and relevant benchmarks and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Subadvisory Agreement.

The Board of Trustees reapproved the Investment Subadvisory Agreement between AWAD and the Advisor based on a number of factors relating to AWAD's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Trustees evaluated, among other things: the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history.

In reapproving the Investment Subadvisory Agreement, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as controlling.

Conclusions

The Trustees reached the following conclusions regarding the Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (e) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

The Calvert Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material changed in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

Class A, B, and C	Class I
0.25%	0.10%

For fiscal years 2002, 2003 and 2004, the Fund paid $311,188, $399,236, and $631,841, respectively, to CASC in administrative fees. Administrative fees are allocated as a class-level expense based on net assets.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted Distribution Plans (the "Plans") which permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. Such expenses may not exceed, on an annual basis, 0.25% of the Fund's Class A average daily net assets. Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the average daily net assets of Class B and Class C, respectively. Class I has no Plan. The Class A Plan reimburses CDI only for expenses it incurs, while the Class B and C Plans compensate CDI at a set rate regardless of CDI's expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons, and for Class B, interest and finance charges.

The Fund's Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Fund as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2004 the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: American Express, Merrill Lynch, Thrivent Financial for Lutherans, Raymond James, AIC, Washington Mutual, CUSO, US Bancorp, Marshall & Isley, SunGard Institutional Brokerage Inc. and LPL Financial Services. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor not the Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares. For the fiscal year ended September 30, 2004, the Advisor, CDI and/or their affiliates paid to broker/dealers from their own resources a total of $455,867 in distribution expenses for all Funds in the Calvert Group.

The Fund has entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of each class. These fees are paid pursuant to the Fund's Plan. Total Plan Expenses paid to CDI by the Fund for the fiscal year ended September 30, 2004 were $516,110 for Class A, $252,935 for Class B, and $252,836 for Class C. For the fiscal year ended September 30, 2004, the Fund's Plan expenses for classes A, B, and C were spent for the following purposes:

	Class A	Class B	Class C
Compensation to broker/dealers	$415,867	$71,315	$147,065
Compensation to sales personnel	$100,243	$0	$0
Advertising	$0	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$181,621	$105,771
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Class A shares of the Fund are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers), for the last three fiscal years were:

Fiscal Year	2002		2003		2004
	Gross	Net	Gross	Net	Gross	Net
Class A	$292,912	$99,550	$206,615	$76,806	$375,024	$161,684

Class B	$0		$0		$0

Class C	$4,124		$5,821		$7,097

Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS and CSSI receive a fee based on the number of shareholder accounts and transactions. CSSI may contract with subagents, at the Fund's expense, to provide recordkeeping and subaccounting services to the Fund. For the past three fiscal years, the Fund paid shareholder servicing fees to CSSI as follows:

2002	2003	2004
$103,493	$129,628	$161,219

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's Advisor and Subadvisor make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Trustees.

Broker/dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's/Subadvisor's obligation to seek best execution. The Fund has adopted a policy that prohibits the Advisor and the Subadvisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund Shares.

For the last three fiscal years, total brokerage commissions paid were as follows:

2002	2003	2004
$291,084	$510,291	$663,440

The Fund has experienced an increase in brokerage commissions paid due to increased trading volume resulting from growth in Fund assets.

For the last three fiscal years, the Fund paid brokerage commissions to Raymond James, an affiliated person and the controlling parent company of the Fund's Subadvisor, as follows:

2002	2003	2004
$17,190	$33,416	$48,778

For the fiscal year ended September 30, 2004, aggregate brokerage commissions paid to Raymond James represented 7.35% of the Fund's total commissions and 5.92% of the Fund's total dollar amount of commission transactions.

The Fund's Advisor and Subadvisor select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisor, the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2004, the Advisor and/or Subadvisor allocated brokerage commissions for soft dollar research services for the Fund in the following amounts:

Transactions (in shares)	Related Commissions
2,043,900	$102,295

The portfolio turnover rates for the Fund for the last two fiscal years are as follows:

2003	2004
54%	54%

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted a Disclosure of Portfolio Holdings Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding the Fund's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding the Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) immediately when such information is posted on the www.calvert.com website. This information may be the Fund's complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity Fund's top ten portfolio holdings disclosed in the Fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, the Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. The Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Fund's Disclosure Policy, as described generally below, allows the disclosure of the Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Advisor's Performance Analytics group may provide the Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

The Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, including current and prospective shareholders of the Fund and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual should give consideration to the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither the Fund, the Advisor, nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to periodic review by the Fund's Board of Trustees.

The following is a list of those entities with which there is an ongoing arrangement to make available non-public information about the Fund's portfolio securities.

Name of Person/Entity Information Provided Frequency/Lag Time

Calvert New Vision

Small Cap Fund

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor and Subadvisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Fund uses in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of the Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of a Calvert Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds

Attn: [Name of Fund] Secretary

4550 Montgomery Avenue

Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Trustees.

In its function as a nominating committee, the Governance Committee of the Board of Trustees will consider any candidates for vacancies on the Board from any shareholder of the Fund who, for at least five years, has continuously owned at least 0.5% of the outstanding shares of the Fund. Shareholders of the Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Trustee. A shareholder wishing to recommend to the Governance Committee of the Fund a candidate for election as a Trustee may request the Fund's Policy for the Consideration of Trustee Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Trustees or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND CUSTODIANS

KPMG LLP served as independent registered public accountants for the Fund for fiscal years 2002 through 2004. For fiscal years prior to 2002, the Fund used other auditors. State Street Bank & Trust Company, N.A. serves as custodian of the Fund's investments. M&T Bank also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

GENERAL INFORMATION

The New Vision Small Cap Fund is a series of The Calvert Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on March 15, 1982. The Fund is diversified. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Each share of the Fund represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Fund offers four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Fund you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2004, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Fund as shown:
Name and Address	% of Ownership

Charles Schwab & Co. Inc.	13.99% of Class A
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	8.04% of Class B
Attn: Fund Administration 976J1
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

MLPF&S for the Sole Benefit of its Customers	11.72% of Class C
Attn: Fund Administration 976J1
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Vallee & Co. c/o Marshall & Isley Trust	76.60% of Class I
1000 N. Water Street, 14th Floor
Milwaukee, WI 53202-6648

Prudential Investment Management Service	20.35% of Class I
FBO Mutual Fund Clients
Attn: PruChoice Unit
Mail Stop 194-201
194 Wood Avenue, S
Iselin, NJ 08830-2710

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

Boston Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP

1601 Market Street

Philadelphia, Pennsylvania 19103

CUSTODIAN

State Street Bank & Trust Company, N.A.

225 Franklin Street

Boston, Massachusetts 02110

CUSTODIAN (cash assets)

M&T Bank

25 South Charles Street

Baltimore, Maryland 21203

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES

FOR

CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility. The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners. The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility. The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:

Long-Term Value. Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

Accountability. Corporate management must be accountable to many interests, including investors, stakeholders, and regulators. Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines"). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

  CORPORATE GOVERNANCE
    Board and Governance Issues

Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

The Fund advisor will oppose slates of directors without at least a majority of independent directors.

The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.

The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

The Fund advisor will ordinarily oppose supermajority vote requirements.

Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation. This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund advisor will oppose excessive awards of stock or stock options to directors.

Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.

The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.

The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. "The size of CEO compensation is simply out of hand." Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Management Compensation

The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

Formation and Independence of Compensation Review Committee

The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Pay Equity

The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

Executive Compensation Tie to Non-Financial Performance

The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

The Fund advisor will support proposals that consider non-financial impacts of mergers.

The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares. This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

  CORPORATE SOCIAL RESPONSIBILITY

A. Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy. Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

B. Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.

The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions. Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers. Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change. Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

Workplace Issues

Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.

The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

E. International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them. For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland. In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma. In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.

The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations. In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises. As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability. Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations. Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners. Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.

The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

F. Indigenous Peoples' Rights

Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

G. Weapons Contracting

Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

H. Community

Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans. These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

I. Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

J. Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria. In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III. CONFLICT OF INTEREST POLICYAll Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.

Revised September 2002.

Revised June 2003.

Revised August 2004.

Approved December 2004

APPENDIX B

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

__ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 5% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

From the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

Upon expiration of this Letter, if the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will debit the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)


PART C. OTHER INFORMATION

Item 23. Exhibits

99B.1 Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99B.2 By-Laws incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B5. Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B5.a Investment Sub-Advisory Contract (Awad Asset Management, Inc.) for New Vision Small Cap only incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B6 Distribution Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Distribution Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B7 Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002

99.B8. Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 41, dated January 29, 2001, accession number 0000701039-01-000002.

99.B9 Transfer Agency Agreement and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B9a Servicing Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Servicing Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B9.b. Administrative Services Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Administrative Services Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B10 Opinion and Consent of Counsel filed herewith.

99.B11 Consent of Independent Auditors to use of Report filed herewith.

99.B15 Plan of Distribution for Class A, B, and C incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

99.B17.a Multiple-class plan pursuant to Investment Company Act of 1940 Rule 18f-3, as amended on September 12, 1999 incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B17.b Power of Attorney Forms signed by each Trustee incorporated by reference to Registrant's Post-Effective Amendment No. 45, dated January 30, 2003, accession number 0000701039-03-000001.

99.B18 Code of Ethics for CAMCO incorporated by reference to Registrant's Post-Effective Amendment No. 40, dated January 28, 2000, accession number 0000701039-00-000002.

99.B18.b Code of Ethics for Sub-Adviser (Awad Asset Management, Inc.) incorporated by reference to Registrant's Post-Effective Amendment No. 45, dated January 30, 2003, accession number 0000701039-03-000001.

Item 25. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $11 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 26. Business and Other Connections of Investment Adviser

Name of Company,

Name Principal Business and Address Capacity

Barbara J. Krumsiek

Calvert Variable Series, Inc.        Officer

Calvert Municipal Fund, Inc.         and

Calvert World Values Fund, Inc.      Director

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

Government Income                  and

Calvert Tax-Free Reserves           Trustee

Calvert Social Investment Fund

Calvert Cash Reserves

The Calvert Fund

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor                   and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

----------------

Calvert Group, Ltd.                 Officer

Holding Company                     and

4550 Montgomery Avenue             Director

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent                       and

4550 Montgomery Avenue              Director

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                        Officer

Service Company                       and

4550 Montgomery Avenue                Director

Bethesda, Maryland 20814

---------------

Calvert Distributors, Inc.            Officer

Broker-Dealer                         and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Ronald M. Wolfsheimer

First Variable Rate Fund              Officer

  for Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

--------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company                      and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Calvert Distributors, Inc.           Officer

Broker-Dealer                        and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

David R. Rochat

First Variable Rate Fund             Officer

  for Government Income              and

Calvert Tax-Free Reserves            Trustee

Calvert Cash Reserves

The Calvert Fund

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Municipal Fund, Inc.         Officer

Investment Company                   and

4550 Montgomery Avenue              Director

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor                   and

4550 Montgomery Avenue               Director

Bethesda, Maryland 20814

---------------

Chelsea Securities, Inc.             Officer

Securities Firm                      and

Post Office Box 93                   Director

Chelsea, Vermont 05038

---------------

Grady, Berwald & Co.                Officer

Holding Company                      and

43A South Finley Avenue              Director

Basking Ridge, NJ 07920

---------------

Charles T. Nason

Ameritas Acacia Mutual               Officer and

  Holding Company                    Director

Acacia Life Insurance

Insurance Companies

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Financial Corporation         Officer

Holding Company                      and Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Federal Savings Bank          Director

Savings Bank

7600-B Leesburg Pike

Falls Church, Virginia 22043

---------------

Enterprise Resources, LLC            Director

Business Support Services

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Realty Square, LLC            Director

Realty Investments

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Director

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Director

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Director

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Director

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Social Investment

  Fund Trustee

Investment Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

-----------------

The Advisors Group, Ltd.             Director

Broker-Dealer and

Investment Advisor

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Robert-John H. Sands

Ameritas Acacia Mutual

  Holding Company                    Officer

Acacia Life Insurance

Acacia National Life

  Insurance                          Officer and

Insurance Company                    Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Life Insurance                Officer

Insurance Company

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Financial Corporation         Officer and

Holding Company                      Director

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

Acacia Federal Savings Bank          Officer

Savings Bank

7600-B Leesburg Pike

Falls Church, Virginia 22043

---------------

Enterprise Resources, LLC            Director

Business Support Services

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Acacia Realty Square, LLC            Director

Realty Investments

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

The Advisors Group, Ltd.             Director

Broker-Dealer and

Investment Advisor

7315 Wisconsin Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Director

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Director

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management,

  Co., Inc.                          Director

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Shareholder

  Services, Inc.                     Director

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

William M. Tartikoff

Acacia National Life

  Insurance                          Officer

Insurance Company

7315 Wisconsin Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative              Officer

Services Company

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co. Inc.                           Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Director

Broker-Dealer                       and Officer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Susan Walker Bender

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                      Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Ivy Wafford Duke

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Lancelot King

Calvert Group, Ltd.                  Officer

Holding Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Administrative

  Services Co.                       Officer

Service Company

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Shareholder

  Services, Inc.                     Officer

Transfer Agent

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

Calvert Distributors, Inc.           Officer

Broker-Dealer

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Catherine Roy

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Steve Falci

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

----------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Mike Yuhas

First Variable Rate Fund              Fund

  for Government Income               Controller

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Hui Ping Ho

First Variable Rate Fund             Assistant

  for Government Income              Treasurer

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

---------------

Daniel K. Hayes

Calvert Asset Management

  Co., Inc.                          Officer

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

First Variable Rate Fund for         Officer

  Government Income

Calvert Tax-Free Reserves

Calvert Cash Reserves

Calvert Social Investment Fund

The Calvert Fund

Calvert Variable Series, Inc.

Calvert Municipal Fund, Inc.

Calvert World Values Fund, Inc.

Calvert Social Index Series, Inc.

Calvert Impact Fund, Inc.

Investment Companies

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

John Nichols

Calvert Asset Management             Officer

Company, Inc.

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

Gregory Habeeb

Calvert Asset Management             Officer

Company, Inc.

Investment Advisor

4550 Montgomery Avenue

Bethesda, Maryland 20814

------------------

Item 27. Principal Underwriters

         (a)     Registrant's principal underwriter underwrites shares of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Social Investment Fund, Calvert Cash Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., Calvert Social Index Series, Inc., Calvert Variable Series, Inc., and Calvert Impact Fund, Inc.

         (b)     Positions of Underwriter's Officers and Directors
Name and Principal Business Address*	Position(s) with Underwriter	Position(s) with Registrant
Barbara J. Krumsiek	Director and Chief Executive Officer	Director
Ronald M. Wolfsheimer	Director, Senior Vice President and Chief Financial Officer	Treasurer
William M. Tartikoff	Director, Senior Vice President and Secretary	Vice President and Secretary
Craig Cloyed	President	None
Reginald Stanley	Senior Vice President	None
Karen Becker	Vice President of, Operations	None
David Leach	Vice President	None
Geoffrey Ashton	Regional Vice President	None
Timothy O'Leary	Regional Vice President	None
Bill Hairgrove	Regional Vice President	None
Anthony Eames	Regional Vice President	None
Steve Himber	Regional Vice President	None
Tanya Williams	Regional Vice President	None
Ben Ogbogu	Regional Vice President	None
Christine Teske	Regional Vice President	None
Jeanine L. Perkins	Regional Vice President	None
Steven Yoon	Regional Vice President	None
Susan Walker Bender	Assistant Secretary	Assistant Secretary and Assistant Vice President
Ivy Wafford Duke	Assistant Secretary	Assistant Secretary and Assistant Vice President
Lancelot King	Assistant Secretary	Assistant Secretary and Associate General Counsel
Hui Ping Ho	Assistant Treasurer	Assistant Treasurer

*4550 Montgomery Avenue Bethesda, Maryland 20814

         (c)      Inapplicable.

Item 28. Location of Accounts and Records

         Ronald M. Wolfsheimer, Treasurer

         and

         William M. Tartikoff, Assistant Secretary

         4550 Montgomery Avenue, Suite 1000N

         Bethesda, Maryland 20814

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, duly authorized, in the City of Bethesda, and the State of Maryland, on the 19th day of January 2005.

THE CALVERT FUND

By:

_________**__________

Barbara J. Krumsiek

President and Trustee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 19th day of January, 2005 by the following persons in the capacities indicated.

Signature Title

__________**____________ President and Trustee

Barbara J. Krumsiek (Principal Executive Officer)

__________**____________ Principal Accounting Officer

Ronald M. Wolfsheimer

__________**____________ Trustee

Richard L. Baird, Jr.

__________**____________ Trustee

Frank H. Blatz, Jr., Esq.

__________**____________ Trustee

Douglas E. Feldman

__________**____________ Trustee

Peter W. Gavian

__________**____________ Trustee

John G. Guffey, Jr.

__________**____________ Trustee

M. Charito Kruvant

__________**____________ Trustee

Arthur J. Pugh

__________**____________ Trustee

David R. Rochat

__________**____________ Trustee

D. Wayne Silby

**By Susan Walker Bender as Attorney-in-fact, pursuant to Power of Attorney

/s/ Susan Walker Bender